                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2015

Item 1. Report to Shareholders

ANNUAL REPORT
December 31, 2015

MARKET VECTORS

COUNTRY/REGIONAL ETFs

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC A-Share ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
Gulf States Index ETF	MES®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Indonesia Small-Cap ETF	IDXJ®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®
1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2015.

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

Dear Shareholder:

When I wrote last year, Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) had traded for just over five months. After trading 12 full months, and despite significant volatility in the market and its precipitous downturns in the middle of the year and August, the Fund returned a healthy 45.94% during this period. Our other China-focused ETF, the Market Vectors ChinaAMC A-Share ETF (NYSE Arca: PEK), provided a modest positive return of 0.22% for the same period.

While China’s economy may currently be slowing down, the country remains both an important part of the world economy and, we believe, continues to offer interesting investment opportunities.

At the center of China’s economy, small and medium enterprises (SMEs) now account for 60% of the country’s gross domestic product and provide 80% of urban employment. However, despite rate cuts, small, non-government backed firms are still struggling to access capital because large banks generally do not offer them financing.1 Established as a way to help promote private innovation in the public markets, the SME and ChiNext Boards (the former under the Shenzhen Stock Exchange (SZSE) and the latter as a wholly owned but independent arm of the SZSE) continue to prove effective in addressing the issue.

As of December 31, 2014, a total of 732 companies were listed on the SME Board with a combined market value of $823.52 billion, while 406 companies traded on the ChiNext Board with a combined market value of $352.43 billion. At the end of 2015, these figures had risen to 776 companies (up 6%) listed on the SME Board with a combined market value of $1.6 trillion, and 492 companies (up 21%) traded on the ChiNext Board with a combined market value of $860.91 billion.

We still believe CNXT provides not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the very sectors that are increasingly recognized as underpinning the growth of China’s New Economy. CNXT gives investors a liquid, transparent way to gain access to some of these growing companies.

SME-ChiNext 100 Index‡

Source: Bloomberg. Data as of December 31, 2015. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Market Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus. The suite of Market Vectors country and regional ETFs give you the flexibility to do just that, and we at Van Eck also continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

1

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

Please stay in touch with us through our website (http://www.vaneck.com) on which we offer videos, email subscriptions, and educational literature, all of which are designed to keep you up to date with your investments in Market Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the 12 month period ending December 31, 2015. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 22, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡	SME-ChiNext 100 Index (SZ399611) comprises of 100 of the largest and most liquid stocks listed and trading on the Small and Medium Enterprise (SME) Board and the ChiNext Board of the Shenzhen Stock Exchange.

[1]	Business Standard: China rate cuts bypass SMEs, raise questions about economy, http://www.business-standard.com/article/international/china-rate-cuts-bypass-smes-raise-questions-about-economy-115092200052_1.html
2

Management Discussion (unaudited)

The performance of funds in the suite of Market Vectors Country/Regional ETFs was predominantly negative during the 12 month period. Five funds, from a total of 14, posted positive total returns. The top performing fund was the Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) (+45.94%).

January 1 through December 31, 2015
Market Vectors Country/Regional ETFs Total Return

Source: Van Eck Global. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The financial sector was the greatest detractor from performance for the 12 month period. In addition to energy, the materials, telecommunications services, and consumer staples sectors were also significant detractors. No one sector provided positive contributions to overall performance. Mid- and large-cap companies detracted most from performance. Geographically, Kenya contributed positive performance, albeit minimally. Egypt, South Africa, and Nigeria were the most significant negative contributors to total return.

Brazil

If the first half of 2015 was a challenging period for Brazil, so, too, was the second. Dropping to 9% in April, their lowest ever for a Brazilian president, Dilma Rousseff’s approval ratings had risen only a single percentage point by the end of September,1 but, as the year drew to a close, they were still languishing in single figures.2 Having deteriorated steadily in the first half of the year, economic activity in the third quarter (down 1.41% from the previous three months), contracted for the fourth straight quarter, pushing the country deeper into recession—its worst for 25 years.3 Independent economists were forecasting that the economy would contract 3.10% in 2015.4 In November, the country’s public sector deficit rose to one of the highest levels on record.5 Only one sector, consumer staples, contributed positively, and, then only minimally, to return over the 12 month period. The consumer discretionary and industrial sectors were the two greatest detractors from performance.

3

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

China

During the first half of 2015, the Chinese government continued its efforts to support the economy through accommodative monetary policy, including four separate interest rate cuts. The A-share equity market grew significantly during the period, spurred by mainland retail investors who began to take highly leveraged positions as they were confident in the government’s ability to sustain market growth. However, having peaked in mid-June, the equity rally began to sputter thereafter, largely driven by investors’ concern that regulators would soon tighten requirements for margin investing. The second half of the year was notable for further precipitous declines in the market both at the start of July and toward the end of August. While it recovered somewhat thereafter, the remainder of the year was marked by uncertainty both as to the growth prospects for the country going forward, and as to the extent and nature of government policy for dealing with the country’s economic predicament and, in particular, the value of the yuan.

While the Market Vectors ChinaAMC A-Share ETF (PEK) began direct investment in the A-share constituents of the CSI 300 Index* on January 8, 2014, thereby eliminating the majority of its exposure previously achieved through swap contracts, some contracts remained outstanding as of December 31, 2015. These are presented in the Fund’s Schedule of Investments. While most sectors contributed positively to performance during the period under review, of those that detracted from performance, the financial sector was the most notable.

Both relative to PEK (which ended the year up slightly) and in absolute terms, the performance of the Market Vectors ChinaAMC SME-ChiNext ETF (CNXT) was exceptional. This was to be expected from a fund that seeks to provide not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the very sectors that are increasingly underpinning the growth of China’s “New Economy”. The vast majority of the Fund’s notable returns came from companies in the information technology sector, followed by both the healthcare and consumer discretionary sectors. The energy sector did, however, detract from performance.

Egypt

Having reached highs in early February, Egyptian stocks fell thereafter, albeit fitfully, throughout the rest of the year. This decline was recorded despite GDP growth of 4.1% during 2014/2015, compared to 2.2% for 2013/2014.6 (The country’s fiscal year runs from July to June.) After a slight recovery in the first half of the year, due primarily to improved political stability,7 the destruction of a Russian plane over Sinai by a terrorist bomb (with the loss of all 224 passengers on board) at the end of October8 dealt a severe blow to Egyptian tourism. (Tourism remains exceptionally important to the country, making up 11.3% of the country’s GDP, and providing up to 14% of its foreign currency revenue.9) During the year, the dearth of foreign currency in the country, particularly U.S. dollars, and particularly to pay for imports, continued to hurt businesses and was seen by some as contributing to a “sharp slowdown in growth in the first half of the year.”10 In December, Fitch forecast that inflation would continue to run near 10% through the end of the year.11 On December 24, citing inflationary pressures, the country’s Monetary Policy Committee raised benchmark rates by 50bps, the first such rate hike since July 2014.12 While every sector detracted from performance, the financial and telecommunications services sectors were the greatest detractors. Mid- and small-cap companies, both with significant average weightings, together detracted the most from performance. Large-cap companies with a much smaller average weighting detracted commensurately less.

Gulf States

During the first six months of the year, the Fund posted a positive total return. However, the second half of the year was challenging, and it ended the 12 month period posting a negative total return of -13.42%. Although the Gulf States were, of course, hit by the drop in the price of oil during 2015, not only had most member countries bolstered reserves when the oil price was high, but also, for a number, growth is not tied to the hydrocarbon sector.13 As noted in a report on the Middle East published in November: “A combination of diversification and drawing on financial reserves will allow oil-exporting GCC countries to continue their economic growth plans in the short term.”14 However, “strong performance down the line will require reconsideration of both public spending priorities and sources of government revenue”.15 Something that, with its budget proposals announced at the end of the year, Saudi Arabia appeared prepared to do.16 But this did not prevent countries in the Gulf Cooperation Council, as a regional grouping, falling victim economically to the depressed price of oil.

4

No one country contributed positively to total returns. Geographically, the United Arab Emirates, with the greatest average country weighting, detracted most from performance. Qatar and Kuwait, with the second and the third greatest average country weighting respectively, were, likewise, the second and third greatest detractors. Financial stocks were the greatest detractors, with industrial stocks the other significant detractors from performance. Large-cap stocks detracted the most from performance, while small-cap stocks detracted the least.

India

Despite an economy that grew by 7.5%17 in the first quarter, and 7.1%18 in the second quarter of 2015, and despite the IMF’s prediction that it would increase further the following year (making the country the world’s fastest growing large economy19), total capital expenditure in the private sector declined severely during the year. In mid-October, according to the rating agency Fitch, it was “set to hit its lowest level since 2010.”20 The third quarter of the year, however, brought with it further economic expansion, with gross domestic product growing 7.4%21 from a year earlier. In particular, during the three months ended September 30, manufacturing output rose 9.3%22 from a figure of 7.2% in the previous quarter. For the 12 months under review, the Fund recorded a small gain of just more than 1%. A number of sectors, in particular healthcare, industrials and information technology, provided creditable positive returns. These were, however, offset by negative performance in the consumer discretionary, materials, and utilities sectors, and, in particular, in the financial sector, the greatest detractor from performance.

Indonesia

In early May 2015, President Joko Widodo promised to boost investment, increase infrastructure spending and, by 2017, expand the economy by 7%. However, GDP during the first quarter of 2015 contracted 0.18% over the previous quarter, a year-on-year growth figure of 4.71%. It was the slowest since the third quarter of 2009.23 As the year progressed, there was little improvement: 4.67% year-on-year during the second quarter and 4.73% during the third.24 At the beginning of November, the country’s finance minister, Bambang Brodjonegoro, said that growth in 2015 would, at most, be 4.8% (the slowest since 2009). President Widodo’s initial target for growth in 2015 had been 5.7%.25 Challenging conditions faced by Indonesia’s economy included forest fires and haze which, according to the World Bank, cost the country’s economy an estimated 1.9% of GDP and subdued private sector investment.26

For mid- and large-cap names, the focus of the Indonesia ETF, all sectors detracted from performance, with financial stocks detracting by far the most, and industrial stocks the least. Similarly, among small-cap stocks, the focus of the Indonesia Small-Cap ETF, not one sector contributed positively to performance. The financial, energy, and consumer discretionary sectors were by far the worst performing sectors, with the healthcare sector detracting the least from performance.

Israel

After a weak first half in 2015, Israel’s economy bounced back in the third quarter. Both investment and exports rebounded, resulting in annualized growth for the quarter of 2.5%.27 In particular, private spending—recently the country’s main growth driver—ticked up to 2.4% for the quarter from 1.5% the previous quarter.28 The public sector aside, in the third quarter Israel’s economy grew at an annualized rate of 2.7%.29 By the end of the year, however, the Bank of Israel’s Research Department had revised down its growth forecast for 2016 to 2.8%, from the 3.3% it had previously forecast in September.30 Over the period under review, the list of positive contributing sectors was topped by the telecommunications services and energy sectors. Of those sectors detracting from performance, the materials and information technology sectors were notable.

Poland

In May, in an unexpected turn of events, conservative candidate, Andrzej Duda won the presidential election against the incumbent president Bronisław Komorowski.31 And while President Duda may have become leader as the country’s economy started to pick up—GDP grew 1% in the first quarter and inflation rose to -1.1% in April from the March rate of -1.5%32—Polish stocks fell inexorably, if erratically, from the middle of May through to the end of the year. Between the election and late-December, the index of Poland’s main stock exchange had fallen 17.5%33 and, in response to concerns about the country’s significant shift to the right, its administration (in the form of deputy prime minister Mateusz Morawiecki) felt it necessary to reassure investors of the

5

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

government’s pro-market credentials. In an interview he was quoted as saying: “I am extremely open to international investors, especially those that bring lots of added value . . . we want to open the gates as broadly as possible.”34 Over the 12 month period under review, Polish stocks fell 9.62% in local currency terms (zloty) and 18.38% in terms of the U.S. dollar.

Three sectors, consumer staples, energy, and information technology each contributed positively to performance. However, together with the financial sector, the greatest detractor from performance, the materials and utilities sectors, both provided negative returns. Small-cap companies detracted the least from performance. Mid-cap companies, followed by large-cap companies, detracted the most from performance.

Russia

Over the first six months of 2015, Russia’s economy continued to suffer both from the imposition of sanctions stemming from its involvement in Ukraine and falling energy prices. Year-on-year, the economy contracted by 1.9% in the first quarter35 and inflation rose to 17%.36 However by the end of May, the ruble had bounced back to its mid-November 2014 level.37 By the end of the first half, the Russian stock market index had risen over 19.7%.38 While sanctions dampened investor exposure in 2015, the economy proved more resilient than expected—in part due to the fact that the authorities opted for a more orthodox policy response allowing the currency (rather than the international reserves) to act as a shock-absorber. By December 31, 2015, the stock market had risen 32.33% in local currency (ruble) terms for the full 12 month period, but only 0.41% in U.S. dollar terms.

Financial and utilities companies contributed positive returns to the large-cap fund, the Russia ETF. The materials sector detracted the most from performance. In the Russia Small-Cap ETF, companies in the materials sector performed well. Similarly sized companies in the consumer discretionary and consumer staples sectors were, however, the bottom performers.

Vietnam

In October, Vietnam’s Prime Minister, Nguyen Tan Tung, raised the target for GDP growth, set in November 2014, from 6.2% to at least 6.5%.39 If this growth was actually achieved, it would be the fastest in eight years.40 The government remained intent upon diversifying export markets by signing trade agreements, increasing domestic production, and developing substitute industries for imported products.41 Should it be ratified by participating countries, the recently signed Trans-Pacific Partnership will improve the Vietnam’s medium-term growth outlook significantly.42 In the present, however, the Fund ended the 12 month period down 18.87%.

Mid-cap companies actually performed positively over the 12 month period, but only minimally. With an average weighting of approximately 55%, small-cap companies were by far the greatest detractors from performance. While no sector contributed positively to total return, the materials sector detracted the least and the energy sector performed the worst.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

*	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

[1]	The Wall Street Journal: Brazilian President Dilma Rousseff’s Approval Ratings Languish, http://www.wsj.com/articles/brazilian-president-dilma-rousseffs-approval-ratings-remain-depressed-1443629542

[2]	Associated Press: South American left in retreat as economic crisis deepens, http://bigstory.ap.org/article/7997d9bae7df4e7fa2259cdbfbeea668/south-american-left-retreat-economic-crisis-deepens

[3]	Reuters: UPDATE 2-Brazil economic activity falls for fourth straight quarter—cenbank, http://www.reuters.com/article/2015/11/18/brazil-economic-activity-idUSL1N13D0KV20151118#HebKEYUdIgvxg0km.97

[4]	Ibid.

[5]	BBC: Brazil’s deficit jumps sharply as recession bites, http://www.bbc.co.uk/news/business-35195908

[6]	Emirates 24/7: Egypt GDP growth seen at 4.4% in 2015-2016, http://www.emirates247.com/business/economy-finance/egypt-gdp-growth-seen-at-4-4-in-2015-2016-2015-11-16-1.610710 (Accessed November 23, 2015)
6

[7]	Ibid.

[8]	CNN: Russian plane crashes in Sinai, killing all 224 people on board, http://www.cnn.com/2015/10/31/middleeast/egypt-plane-crash/

[9]	International Business Times: Egypt tourism industry to shrink 70% if British and Russian visitors stay away, http://www.ibtimes.co.uk/egypt-tourism-industry-shrink-70-if-british-russian-visitors-stay-away-1527681

[10]	The Economist: Egypt’s foreign reserves: Dwindling dollars, http://www.economist.com/news/finance-and-economics/21676836-facing-shortage-foreign-exchange-egypt-allows-its-currency-fall-dwindling

[11]	Middle East Monitor: Egypt economy likely to slow as inflation bites, https://www.middleeastmonitor.com/blogs/politics/22962-egypt-economy-likely-to-slow-as-inflation-bites

[12]	Bank Audi: MENA Weekly Monitor (52) 28-12-15, http://www.bankaudi.com.lb/GroupWebsite/openAudiFile.aspx?id=2874

[13]	ConstructionWeekOnline.com: Non-hydrocarbon sector still buffers GCC economy, http://www.constructionweekonline.com/article-33614-non-hydrocarbon-sector-still-buffers-gcc-economy/

[14]	BQ Magazine: GCC in a position to weather global economic slowdown, http://www.bq-magazine.com/economy/macro-economy/2015/11/gcc-in-a-position-to-weather-global-economic-slowdown

[15]	Ibid.

[16]	Financial Times: Saudi budget lifts prospect of prolonged oil market glut, http://www.ftchinese.com/story/001065519/en

[17]	BBC: India’s economy surges by 7.5% in first quarter, http://www.bbc.com/news/business-32928138

[18]	Trading Economics: India GDP Annual Growth Rate, http://www.tradingeconomics.com/india/gdp-growth-annual

[19]	Financial Times: Modi struggles to unleash investment, http://www.ft.com/intl/cms/s/0/db03eb3e-6d9d-11e5-8608-a0853fb4e1fe.html#axzz3sReidRoV

[20]	Ibid.

[21]	The Wall Street Journal: India’s Economic Growth Accelerates, http://www.wsj.com/articles/indias-economic-growth-accelerates-1448886206

[22]	Ibid.

[23]	Bloomberg Business: Indonesian Economy Shrinks a Second Quarter; Rupiah Declines, http://www.bloomberg.com/news/articles/2015-05-05/indonesian-economy-shrinks-raising-risk-for-widodo-growth-goal

[24]	Bloomberg Business: Indonesia’s Economy Expanded Less Than Estimated Last Quarter, http://www.bloomberg.com/news/articles/2015-11-05/indonesia-s-economy-expanded-less-than-estimated-last-quarter

[25]	Ibid.

[26]	The World Bank: Indonesia Economic Quarterly – December 2015, http://www.worldbank.org/en/news/feature/2015/12/15/indonesia-economic-quarterly-december-2015

[27]	Reuters: Israel economy bounces back in third-quarter, grows 2.5 percent, http://mobile.reuters.com/article/BigStory10/idUSKCN0T51B520151116

[28]	Ibid.

[29]	Ibid.

[30]	Globes: Bank of Israel Research Dept cuts 2016 growth forecast, http://www.globes.co.il/en/article-bank-of-israel-research-dept-cuts-2016-growth-forecast-1001091576

[31]	The Financial Times: Andrzej Duda, accidental president, http://www.ft.com/intl/cms/s/0/06130322-047c-11e5-95ad-00144feabdc0.html#axzz3dpMr2CmH

[32]	Central Bank News: Poland says improving growth to limit risk of low inflation, http://www.centralbanknews.info/2015/06/poland-says-improving-growth-to-limit.html

[33]	Financial Times: Poland’s new government aims to reassure investors over policies, http://www.ft.com/intl/cms/s/0/5305390e-a80d-11e5-955c-1e1d6de94879.html#axzz3vqLpqMQC

[34]	Ibid.

[35]	The New York Times: Russian Economy Shrinks 1.9% in First Quarter, http://www.nytimes.com/2015/05/16/business/international/russian-economy-shrinks-1-9-in-first-quarter.html?_r=0

[36]	Forbes: A Russian Crisis With No End in Sight, Thanks to Low Oil Prices and Sanctions, http://www.forbes.com/sites/paulroderickgregory/2015/05/14/a-russian-crisis-with-no-end-in-sight-thanks-to-low-oil-prices-and-sanctions/3/

[37]	Brookings: The ruble currency storm is over, but is the Russian economy ready for the next one?, http://www.brookings.edu/blogs/up-front/posts/2015/05/18-russian-economy-aleksashenko

[38]	Bloomberg: INDEXCF Index, Total Return in Russian Rubles
7

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

[39]	Bloomberg Business: Vietnam Growth Masks Weak Local Firms in 2-Speed Economy, http://www.bloomberg.com/news/articles/2015-11-08/vietnam-growth-surge-masks-weak-local-firms-in-2-speed-economy

[40]	Ibid.

[41]	Viet Nam News: Trade deficit reaches $3 billion, http://vietnamnews.vn/economy/271103/trade-deficit-reaches-3-billion.html

[42]	Bloomberg Business: Vietnam Growth Masks Weak Local Firms in 2-Speed Economy, http://www.bloomberg.com/news/articles/2015-11-08/vietnam-growth-surge-masks-weak-local-firms-in-2-speed-economy
8

AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVAFKTR[2]
One Year	(29.95)%	(29.41)%	(29.07)%
Five Years	(10.15)%	(9.57)%	(8.59)%
Life* (annualized)	(8.24)%	(8.02)%	(6.78)%
Life* (cumulative)	(47.41)%	(46.46)%	(40.86)%
* since 7/10/2008

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.82% / Net Expense Ratio 0.79%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

9

AFRICA INDEX ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Market Vectors GDP Africa Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

10

BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBRFTR[2]
One Year	(48.90)%	(48.97)%	(48.50)%
Five Years	(25.49)%	(25.27)%	(24.57)%
Life* (annualized)	(8.02)%	(7.93)%	(7.29)%
Life* (cumulative)	(42.57)%	(42.22)%	(39.49)%
* since 5/12/2009

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

11

BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

12

CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	CSIRO300[2]
One Year	(1.17)%	0.22%	2.59%
Five Year	0.64%	4.00%	6.03%
Life* (annualized)	3.04%	3.43%	5.44%
Life* (cumulative)	16.92%	19.24%	31.80%
* since 10/13/2010

Commencement date for the Market Vectors ChinaAMC A-Share ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.20% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

13

CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index (the “Index”) and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. Market Vectors ChinaAMC A-Share ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

14

CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	SZ399611[2]
One Year	43.32%	45.94%	50.65%
Life* (annualized)	42.92%	44.00%	48.04%
Life* (cumulative)	67.30%	69.12%	76.01%
* since 7/23/2014

Commencement date for the Market Vectors ChinaAMC SME-ChiNext ETF was 7/23/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/23/14) to the first day of secondary market trading in shares of the Fund (7/24/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.11% / Net Expense Ratio 0.79%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

15

CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

The SME-ChiNext 100 Index (the “Index”) is the exclusive property of the Shenzhen Securities Information Co., Ltd (the “Index Provider”), which is a subsidiary of the Shenzhen Stock Exchange. The Index Provider does not sponsor, endorse, or promote Market Vectors ChinaAMC SME-ChiNext ETF (the “Fund”) and bears no liability with respect to the Fund or any security.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

16

EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
One Year	(33.44)%	(33.89)%	(33.92)%
Five Year	(10.73)%	(10.03)%	(10.09)%
Life* (annualized)	(9.38)%	(9.08)%	(9.06)%
Life* (cumulative)	(43.92)%	(42.82)%	(42.72)%
* since 2/16/2010

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.07% / Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

17

EGYPT INDEX ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

18

GULF STATES INDEX ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVMESTR[2]
One Year	(12.45)%	(13.42)%	(13.15)%
Five Years	1.94%	2.40%	3.56%
Life* (annualized)	(5.30)%	(5.28)%	(4.46)%
Life* (cumulative)	(33.34)%	(33.24)%	(28.81)%
* since 7/22/2008

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 2.77% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

19

GULF STATES INDEX ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries

Market Vectors GDP GCC Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

20

INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
One Year	(0.16)%	1.07%	2.12%
Five Year	(10.50)%	(10.48)%	(9.74)%
Life* (annualized)	(9.50)%	(9.36)%	(8.85)%
Life* (cumulative)	(41.41)%	(40.90)%	(39.11)%
* since 8/24/2010

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.78% / Net Expense Ratio 0.78%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

21

INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

22

INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVIDXTR[2]
One Year	(22.38)%	(22.69)%	(21.85)%
Five Year	(6.69)%	(6.59)%	(5.87)%
Life* (annualized)	14.14%	14.10%	15.07%
Life* (cumulative)	151.05%	150.42%	165.64%
* since 1/15/2009

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

23

INDONESIA INDEX ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

24

INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
One Year	(42.24)%	(42.14)%	(42.74)%
Life* (annualized)	(20.21)%	(20.13)%	(19.47)%
Life* (cumulative)	(57.43)%	(57.28)%	(55.92)%
* since 3/20/2012

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 2.68% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

25

INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

26

ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	BLSNTR[2]
One Year	(1.47)%	(1.27)%	(1.00)%
Life* (annualized)	7.05%	7.12%	7.67%
Life* (cumulative)	18.70%	18.90%	20.45%
* since 6/25/2013

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.85% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

27

ISRAEL ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global IndexTM (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

28

POLAND ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
One Year	(24.07)%	(23.85)%	(23.70)%
Five Years	(9.94)%	(10.02)%	(9.60)%
Life* (annualized)	(6.74)%	(6.76)%	(6.35)%
Life* (cumulative)	(34.67)%	(34.76)%	(32.97)%
* since 11/24/2009

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.11% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

29

POLAND ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

30

RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVRSXTR[2]
One Year	3.89%	0.39%	0.81%
Five Years	(14.78)%	(14.58)%	(14.97)%
Life* (annualized)	(8.76)%	(8.75)%	(9.12)%
Life* (cumulative)	(54.89)%	(54.89)%	(56.42)%
* since 4/24/2007

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

31

RUSSIA ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

32

RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
One Year	(1.85)%	0.48%	0.42%
Life* (annualized)	(23.66)%	(23.48)%	(23.50)%
Life* (cumulative)	(72.01)%	(71.71)%	(71.75)%
* since 4/13/2011

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.19% / Net Expense Ratio 0.69%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

33

RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

34

VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVVNMTR[2]
One Year	(20.42)%	(18.87)%	(17.03)%
Five Years	(8.56)%	(7.94)%	(7.10)%
Life* (annualized)	(5.90)%	(5.88)%	(4.99)%
Life* (cumulative)	(32.17)%	(32.09)%	(27.88)%
* since 8/11/2009

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

35

VIETNAM ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

36

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

37

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2015- December 31, 2015
Africa Index ETF
Actual	$1,000.00	$752.10	0.79%	$3.49
Hypothetical**	$1,000.00	$1,021.22	0.79%	$4.02
Brazil Small-Cap ETF
Actual	$1,000.00	$655.00	0.60%	$2.50
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC A-Share ETF
Actual	$1,000.00	$794.80	0.78%	$3.53
Hypothetical**	$1,000.00	$1,021.27	0.78%	$3.97
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$862.60	0.80%	$3.76
Hypothetical**	$1,000.00	$1,021.17	0.80%	$4.08
Egypt Index ETF
Actual	$1,000.00	$810.30	0.99%	$4.52
Hypothetical**	$1,000.00	$1,020.21	0.99%	$5.04
Gulf States Index ETF
Actual	$1,000.00	$832.50	0.99%	$4.57
Hypothetical**	$1,000.00	$1,020.21	0.99%	$5.04
India Small-Cap Index ETF
Actual	$1,000.00	$1,051.30	0.83%	$4.29
Hypothetical**	$1,000.00	$1,021.02	0.83%	$4.23
Indonesia Index ETF
Actual	$1,000.00	$879.50	0.58%	$2.75
Hypothetical**	$1,000.00	$1,022.28	0.58%	$2.96
Indonesia Small-Cap ETF
Actual	$1,000.00	$748.30	0.63%	$2.78
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21
Israel ETF
Actual	$1,000.00	$902.40	0.59%	$2.83
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Poland ETF
Actual	$1,000.00	$776.60	0.60%	$2.69
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Russia ETF
Actual	$1,000.00	$843.80	0.63%	$2.93
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21
Russia Small-Cap ETF
Actual	$1,000.00	$880.40	0.68%	$3.22
Hypothetical**	$1,000.00	$1,021.78	0.68%	$3.47
Vietnam ETF
Actual	$1,000.00	$844.00	0.70%	$3.25
Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
38

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 98.9%
Canada: 6.7%
485,167	Africa Oil Corp (SEK) * #	$681,389
424,652	First Quantum Minerals Ltd.	1,583,541
578,257	IAMGOLD Corp. (USD) *	821,125
359,798	Semafo, Inc. *	909,143
		3,995,198
Egypt: 17.4%
1,136,165	Commercial International Bank Egypt SAE (GDR) † # Reg S	4,875,261
1,000,383	Egyptian Financial Group-Hermes Holding SAE * #	1,122,242
1,720,804	Egyptian Kuwaiti Holding Co. (USD) #	894,279
1,200,943	Global Telecom Holding SAE (GDR) * Reg S	1,561,226
2,363,363	Talaat Moustafa Group #	1,949,690
		10,402,698
France: 1.8%
64,879	Bourbon SA † #	1,052,752
Kenya: 3.9%
14,493,400	Safaricom Ltd.	2,309,310
Malta: 0.3%
17,696	Brait SE * #	190,542
Morocco: 10.1%
63,114	Attijariwafa Bank	2,150,655
62,081	Banque Centrale Populaire #	1,345,655
41,740	Banque Marocaine du Commerce Exterieur #	900,762
144,823	Maroc Telecom #	1,630,425
		6,027,497
Netherlands: 1.3%
157,554	Steinhoff International Holdings NV	798,268
Nigeria: 21.0%
44,372,495	First Bank Nigeria Holdings Plc #	1,140,321
36,381,787	Guaranty Trust Bank Plc	3,322,888
391,941	Nestle Nigeria Plc #	1,692,651
4,704,804	Nigerian Breweries Plc #	3,211,867
41,259,674	United Bank for Africa Plc	700,616
35,318,227	Zenith Bank Ltd. #	2,488,206
		12,556,549
Singapore: 2.5%
6,250,000	Golden Agri-Resources Ltd. #	1,492,105
South Africa: 19.4%
86,258	African Bank Investments Ltd. * # §	213
3,834	Anglo American Platinum Ltd. * #	46,085
16,279	AngloGold Ashanti Ltd. (ADR) *	115,581
21,435	Aspen Pharmacare Holdings Ltd. * #	427,100
16,945	AVI Ltd. #	84,500
16,766	Barclays Africa Group Ltd. #	155,254
7,755	Barloworld Ltd. #	31,133
16,169	Bidvest Group Ltd. #	342,515
4,001	Capitec Bank Holdings Ltd. #	138,864
7,454	Clicks Group Ltd. #	42,829
15,997	Coronation Fund Managers Ltd. #	54,681
26,007	Discovery Ltd. #	222,613
7,303	Exxaro Resources Ltd. #	20,706
180,271	FirstRand Ltd. #	491,703
49,471	Fortress Income Fund Ltd. #	110,782
9,222	Foschini Group Ltd. #	72,323
Number of Shares		Value

South Africa: (continued)
30,778	Gold Fields Ltd. (ADR)	$85,255
34,512	Impala Platinum Holdings Ltd. * #	55,721
7,895	Imperial Holdings Ltd. #	61,079
11,165	Investec Ltd. #	78,717
30,908	Investec PCL (GBP) #	217,888
8,137	Liberty Holdings Ltd. #	60,440
53,373	Life Healthcare Group Holdings Ltd. #	120,915
4,429	Massmart Holdings Ltd. #	28,616
24,808	Mediclinic International Ltd. #	190,446
65,132	MMI Holdings Ltd. #	92,181
6,289	Mondi Ltd. #	124,209
12,543	Mr Price Group Ltd.	161,892
87,822	MTN Group Ltd. #	755,041
23,795	Nampak Ltd. #	38,176
22,824	Naspers Ltd. #	3,113,543
8,862	Nedbank Group Ltd. #	108,045
58,540	Netcare Ltd. #	127,961
14,807	Northern Platinum Ltd. * #	25,079
11,169	Pick n Pay Stores Ltd. #	46,823
8,489	Pioneer Foods Ltd. #	86,906
27,312	PPC Ltd. #	27,126
7,812	PSG Group Ltd. #	112,716
24,381	Remgro Ltd. #	385,179
5,905	Reunert Ltd.	26,020
39,260	RMB Holdings Ltd. #	140,483
44,072	RMI Holdings #	109,954
92,385	Sanlam Ltd. #	360,670
12,271	Sappi Ltd. * #	51,457
28,984	Sasol Ltd. (ADR)	777,351
20,181	Shoprite Holdings Ltd. #	186,651
10,178	Sibanye Gold Ltd. (ADR)	61,984
9,102	Spar Group Ltd. #	108,085
66,990	Standard Bank Group Ltd. #	490,086
15,958	Telkom SA SOC Ltd. #	66,171
7,479	Tiger Brands Ltd. #	152,893
16,450	Truworths International Ltd. #	96,782
19,311	Vodacom Group Ltd. #	189,949
46,781	Woolworths Holdings Ltd. #	302,043
		11,581,415
United Kingdom: 12.7%
1,189,538	African Minerals Ltd. * † # §	1,420
64,554	Anglo American Plc #	283,154
1,793,585	Cenatamin Plc #	1,698,234
255,859	Old Mutual Plc #	672,941
1,100,969	Ophir Energy Plc * #	1,587,955
23,707	Randgold Resources Ltd. (ADR)	1,468,175
778,575	Tullow Oil Plc * #	1,906,695
		7,618,574
United States: 1.8%
146,168	Kosmos Energy Ltd. *	760,074
3,093	Royal Caribbean Cruises Ltd.	313,043
		1,073,117
Total Common Stocks (Cost: $72,309,799)		59,098,025

See Notes to Financial Statements

39

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 1.0%
South Africa: 1.0%
140,110	Growthpoint Properties Ltd. #	$209,879
13,079	Hyprop Investments Ltd. #	87,364
251,805	Redefine Properties Ltd. #	157,752
16,437	Resilient REIT Ltd. #	122,051
Total Real Estate Investment Trusts (Cost: $770,895)		577,046
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $73,080,694)		59,675,071
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.3%
Repurchase Agreements: 2.3%
$397,363	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.29%, due 1/4/16, proceeds $397,376; (collateralized by various U.S. government and agency obligations, 3.00%, due 11/15/44, valued at $405,311 including accrued interest)	$397,363
1,000,000	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $1,000,037; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,397,363)		1,397,363
Total Investments: 102.2% (Cost: $74,478,057)		61,072,434
Liabilities in excess of other assets: (2.2)%		(1,306,276)
NET ASSETS: 100.0%		$59,766,158

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $988,715.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $41,748,924 which represents 69.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,633 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	8.2%	$4,918,973
Consumer Staples	12.0	7,133,926
Energy	11.4	6,786,922
Financials	43.0	25,661,573
Health Care	1.4	866,422
Industrials	0.7	399,668
Materials	12.4	7,395,465
Telecommunication Services	10.9	6,512,122
	100.0%	$59,675,071

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$3,313,809	$681,389	$—	$3,995,198
Egypt	1,561,226	8,841,472	—	10,402,698
France	—	1,052,752	—	1,052,752
Kenya	2,309,310	—	—	2,309,310
Malta	—	190,542	—	190,542
Morocco	2,150,655	3,876,842	—	6,027,497
Netherlands	798,268	—	—	798,268
Nigeria	4,023,504	8,533,045	—	12,556,549
Singapore	—	1,492,105	—	1,492,105
South Africa	1,228,083	10,353,119	213	11,581,415
United Kingdom	1,468,175	6,148,979	1,420	7,618,574
United States	1,073,117	—	—	1,073,117
Real Estate Investment Trusts
South Africa	—	577,046	—	577,046
Repurchase Agreements	—	1,397,363	—	1,397,363
Total	$17,926,147	$43,144,654	$1,633	$61,072,434

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $4,040,849, transfers from Level 2 to Level 1 were $8,575,393 and transfers from Level 2 to Level 3 were $192,085. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	South Africa	United Kingdom
Balance as of December 31, 2014	$—	—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(6,171)	(184,059)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3 ^	6,384	185,479
Balance as of December 31, 2015	$213	1,420

^	Transfers from Level 2 to Level 3 resulted from a lack of observable inputs to value the securities.

See Notes to Financial Statements

41

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 86.6%
Automobiles & Components: 3.1%
166,000	Mahle-Metal Leve SA Industria e Comercio	$1,038,483
211,350	Tupy SA	998,988
		2,037,471
Capital Goods: 1.1%
237,300	Iochpe Maxion SA	737,767
Commercial & Professional Services: 4.9%
47,622	Atento SA (USD) *	463,838
254,100	Valid Solucoes SA	2,729,668
		3,193,506
Consumer Durables & Apparel: 11.5%
103,300	Arezzo Industria e Comercio SA	548,322
793,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,503,318
543,300	Even Construtora e Incorporadora SA	565,787
345,427	EZ Tec Empreendimentos e Participacoes SA	1,114,098
1,030,000	Gafisa SA *	632,645
389,050	Grendene SA	1,656,013
689,550	MRV Engenharia e Participacoes SA	1,512,870
		7,533,053
Consumer Services: 2.5%
179,600	CVC Brasil Operadora e Agencia de Viagens SA	612,853
192,950	GAEC Educacao SA	673,039
161,950	Ser Educacional SA Reg S 144A	315,201
		1,601,093
Energy: 5.7%
548,884	Cosan Ltd. (Class A) (USD)	2,025,382
85,100	Modec Inc #	1,183,578
343,850	QGEP Participacoes SA	506,703
		3,715,663
Financials: 0.5%
157,690	GP Investments Ltd. (BDR) *	306,910
Food, Beverage & Tobacco: 12.8%
208,685	Adecoagro SA (USD) *	2,564,739
920,750	Marfrig Alimentos SA *	1,477,855
380,900	Minerva SA *	1,280,498
215,000	Sao Martinho SA	2,488,430
136,500	SLC Agricola SA	567,564
		8,379,086
Health Care Equipment & Services: 9.9%
269,600	Fleury SA	1,090,325
1,145,600	Odontoprev SA	2,736,409
745,300	Qualicorp SA	2,661,887
		6,488,621
Insurance: 0.9%
227,600	FPC Par Corretora de Seguros SA	556,883
Materials: 4.1%
1,291,550	Duratex SA	1,926,103
702,815	Magnesita Refratarios SA *	515,176
468,000	Paranapanema SA *	260,246
		2,701,525
Number of Shares		Value

Media: 3.3%
244,150	Smiles SA	$2,147,594
Real Estate: 4.4%
224,600	Aliansce Shopping Centers SA	617,668
385,800	BR Properties SA	821,090
228,500	Iguatemi Empresa de Shopping Centers SA	1,092,179
89,000	Sonae Sierra Brasil SA	363,986
		2,894,923
Retailing: 6.0%
432,700	B2W Cia Global Do Varejo *	1,665,724
346,100	Cia Hering SA	1,330,599
167,175	Marisa Lojas SA	204,941
835,000	Via Varejo SA	690,161
		3,891,425
Software & Services: 1.3%
74,750	Linx SA	837,011
Transportation: 6.5%
746,900	EcoRodovias Infraestrutura e Logistica SA	960,941
438,540	Gol Linhas Aereas Inteligentes SA (ADR) *	251,283
191,100	Julio Simoes Logistica SA	347,784
155,685	Prumo Logistica SA *	373,841
683,428	Rumo Logistica Operadora Multimodal SA *	1,077,938
379,150	Santos Brasil Participacoes SA	1,207,530
		4,219,317
Utilities: 8.1%
440,150	Alupar Investimento SA	1,462,995
196,100	Cia de Saneamento de Minas Gerais SA	768,291
719,100	EDP Energias do Brasil SA	2,188,427
334,200	Light SA	836,292
		5,256,005
Total Common Stocks (Cost: $86,106,304)		56,497,853
PREFERRED STOCKS: 10.3%
Banks: 0.6%
177,045	Banco ABC Brasil SA	390,674
Capital Goods: 1.7%
1,556,450	Marcopolo SA	727,819
593,450	Randon Implementos e Participacoes SA	367,508
		1,095,327
Consumer Durables & Apparel: 1.7%
631,555	Alpargatas SA	1,136,599
Financials: 1.3%
561,750	Banco do Estado do Rio Grande do Sul SA	832,064
Materials: 3.3%
979,000	Bradespar SA	1,234,808
2,194,350	Metalurgica Gerdau SA	920,726
		2,155,534

See Notes to Financial Statements

42

Number of Shares		Value

Utilities: 1.7%
36,550	Cia Energetica do Ceara	$332,588
377,950	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA *	802,472
		1,135,060
Total Preferred Stocks (Cost: $17,792,674)		6,745,258
REAL ESTATE INVESTMENT TRUST: 2.7% (Cost: $2,608,934)
Real Estate: 2.7%
74,614	FII BTG Pactual Corporate Office Fund	1,762,446
RIGHTS: 0.0% (Cost: $0)
Transportation: 0.0%
245,559	Rumo Logistica Operadora Multimodal SA Rights (BRL 6.05, expiring 02/01/16) *	9,310
Number of Shares		Value

WARRANTS: 0.0% (Cost: $0)
Consumer Durables & Apparel: 0.0%
936,217	PDG Realty SA Empreendimentos e Participacoes Warrants (BRL 0.75, expiring 04/06/18) *	$2,366
Total Investments: 99.6% (Cost: $106,507,912)		65,017,233
Other assets less liabilities: 0.4%		246,963
NET ASSETS: 100.0%		$65,264,196

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,183,578 which represents 1.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $315,201, or 0.5% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	28.2%	$18,349,601
Consumer Staples	12.9	8,379,086
Energy	5.7	3,715,663
Financials	10.4	6,743,900
Health Care	10.0	6,488,621
Industrials	14.2	9,255,227
Information Technology	1.3	837,011
Materials	7.5	4,857,059
Utilities	9.8	6,391,065
	100.0%	$65,017,233

See Notes to Financial Statements

43

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$2,037,471	$—	$—	$2,037,471
Capital Goods	737,767	—	—	737,767
Commercial & Professional Services	3,193,506	—	—	3,193,506
Consumer Durables & Apparel	7,533,053	—	—	7,533,053
Consumer Services	1,601,093	—	—	1,601,093
Energy	2,532,085	1,183,578	—	3,715,663
Financials	306,910	—	—	306,910
Food, Beverage & Tobacco	8,379,086	—	—	8,379,086
Health Care Equipment & Services	6,488,621	—	—	6,488,621
Insurance	556,883	—	—	556,883
Materials	2,701,525	—	—	2,701,525
Media	2,147,594	—	—	2,147,594
Real Estate	2,894,923	—	—	2,894,923
Retailing	3,891,425	—	—	3,891,425
Software & Services	837,011	—	—	837,011
Transportation	4,219,317	—	—	4,219,317
Utilities	5,256,005	—	—	5,256,005
Preferred Stocks*	6,745,258	—	—	6,745,258
Real Estate Investment Trust*	1,762,446	—	—	1,762,446
Rights*	9,310	—	—	9,310
Warrants*	2,366	—	—	2,366
Total	$63,833,655	$1,183,578	$—	$65,017,233

*	See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

44

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 97.2%
Automobiles & Components: 2.7%
113,400	Beiqi Foton Motor Co. Ltd. #	$109,817
42,481	Byd Co. Ltd. * #	417,759
153,457	Chongqing Changan Automobile Co. Ltd. #	398,755
55,300	FAW Car Co. Ltd. #	138,554
95,300	Fuyao Glass Industry Group Co. Ltd. #	222,239
81,974	Great Wall Motor Co. Ltd. #	151,199
37,300	Guangzhou Automobile Group Co. Ltd. #	129,332
70,273	Huayu Automotive Systems Co. Ltd. #	181,548
224,939	SAIC Motor Corp. Ltd. #	733,109
77,960	Wanxiang Qianchao Co. Ltd. #	269,631
34,132	Weifu High-Technology Group Co. Ltd. #	129,428
		2,881,371
Banks: 17.5%
2,599,600	Agricultural Bank of China Ltd #	1,291,578
689,388	Bank of Beijing Co. Ltd. #	1,114,217
1,433,300	Bank of China Ltd. #	883,685
1,601,516	Bank of Communications Co. Ltd. #	1,583,300
137,354	Bank of Nanjing Co. Ltd. #	373,059
132,580	Bank of Ningbo Co. Ltd. #	315,243
217,000	China CITIC Bank Corp. Ltd. * #	240,454
456,700	China Construction Bank Corp. #	405,613
1,082,900	China Everbright Bank Co. Ltd. #	704,384
701,460	China Merchants Bank Co. Ltd. #	1,937,483
2,009,632	China Minsheng Banking Corp. Ltd. #	2,976,673
363,280	Huaxia Bank Co. Ltd. #	677,513
1,466,804	Industrial & Commercial Bank of China Ltd. #	1,033,035
906,891	Industrial Bank Co. Ltd. #	2,375,009
389,248	Ping An Bank Co. Ltd. #	716,031
634,231	Shanghai Pudong Development Bank Co. Ltd. #	1,777,148
		18,404,425
Capital Goods: 11.9%
31,200	AVIC Aero-Engine Controls Co. Ltd. #	150,964
75,300	AVIC Aircraft Co. Ltd. #	285,233
53,000	Avic Aviation Engine Corp. PLC #	365,345
16,000	AVIC Helicopter Co. Ltd. #	129,121
35,899	China Avionics Systems Co. Ltd. #	135,232
86,600	China Baoan Group Co. Ltd. #	238,438
103,824	China Communications Construction Co. Ltd. #	213,417
46,900	China CSSC Holdings Ltd. #	250,348
177,800	China First Heavy Industries #	216,975
187,900	China Gezhouba Group Co. Ltd. #	226,656
50,300	China International Marine Containers Group Co. Ltd. #	161,477
134,200	China National Chemical Engineering Co. Ltd. #	141,734
234,700	China Railway Construction Corp. Ltd. #	484,976
380,208	China Railway Group Ltd. #	637,411
624,300	China Shipbuilding Industry Co. Ltd. #	899,384
40,200	China Spacesat Co. Ltd. #	261,991
1,020,091	China State Construction Engineering Corp. Ltd. #	991,919
Number of Shares		Value

Capital Goods: (continued)
139,400	China XD Electric Co. Ltd. #	$145,593
83,800	CITIC Heavy Industries Co. Ltd. #	87,112
623,345	CRRC Corp. Ltd. #	1,230,303
81,500	Dongfang Electric Corp. Ltd. #	169,725
57,400	Han’s Laser Technology Co. Ltd. #	226,973
33,950	Luxshare Precision Industry Co. Ltd. #	166,089
331,300	Metallurgical Corp of China Ltd. #	306,466
99,105	NARI Technology Co. Ltd. #	253,077
280,600	Power Construction Corp. of China Ltd. #	344,977
259,000	Sany Heavy Industry Co. Ltd. #	260,704
121,271	Shanghai Construction Group Co. Ltd. #	131,614
201,000	Shanghai Electric Group Co. Ltd. #	355,778
106,900	Shanghai Tunnel Engineering Co. Ltd. #	173,835
25,400	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. #	102,136
32,276	Shenzhen Inovance Technology Co. Ltd. #	233,137
33,800	Siasun Robot & Automation Co. Ltd. #	353,615
59,900	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	171,240
176,762	TBEA Co. Ltd. #	318,847
164,700	Weichai Power Co. Ltd. #	244,075
289,100	XCMG Construction Machinery Co. Ltd. #	188,349
124,651	Xiamen C & D, Inc. # §	239,576
106,400	Xinjiang Goldwind Science & Technology Co. Ltd. #	371,377
41,150	XJ Electric Co. Ltd. #	122,340
90,353	Zhengzhou Yutong Bus Co. Ltd. #	311,526
298,700	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	245,049
		12,544,134
Commercial & Professional Services: 0.7%
43,100	Beijing Originwater Technology Co. Ltd. #	341,314
108,328	BlueFocus Communication Group Co. Ltd.	245,730
104,900	Jihua Group Corp. Ltd. #	183,932
		770,976
Consumer Durables & Apparel: 3.5%
327,228	Gree Electric Appliances, Inc. #	1,121,165
34,400	Guangdong Alpha Animation and Culture Co. Ltd.	273,935
91,691	Heilan Home Co. Ltd. #	196,332
53,340	Hisense Electric Co. Ltd. #	160,505
144,997	Midea Group Co. Ltd. #	728,734
179,800	Qingdao Haier Co. Ltd. # §	291,443
251,100	Sichuan Changhong Electric Co. Ltd. * #	222,910
580,900	TCL Corp. #	379,241
105,953	Youngor Group Co. Ltd. #	263,900
		3,638,165
Consumer Services: 0.8%
26,600	China International Travel Service Corp. Ltd. #	241,342
250,020	Shenzhen Overseas Chinese Town Co. Ltd. #	336,698

See Notes to Financial Statements

45

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Consumer Services: (continued)
38,900	Songcheng Performance Development Co. Ltd. #	$167,578
45,501	Zhejiang Yasha Decoration Co. Ltd. #	109,683
		855,301
Diversified Financials: 8.3%
146,493	Avic Capital Co. Ltd. #	349,183
120,700	Bohai Leasing Co. Ltd. #	166,380
197,500	China Merchants Securities Co. Ltd. #	654,994
535,200	CITIC Securities Co. Ltd. #	1,585,810
34,100	Dongxing Securities Co. Ltd. *	157,382
79,671	Everbright Securities Co. Ltd. #	277,988
279,950	Founder Securities Co. Ltd. * #	411,484
103,700	Guotai Junan Securities Co. Ltd. *	381,673
83,600	Guoyuan Securities Co. Ltd. #	252,183
550,335	Haitong Securities Co. Ltd. #	1,332,280
222,104	Huatai Securities Co. Ltd. #	670,681
282,860	Industrial Securities Co. Ltd. # §	436,702
71,800	Orient Securities Co. Ltd. #	254,429
240,100	Pacific Securities Co. Ltd. #	360,869
303,139	Shenwan Hongyuan Group Co. Ltd. * #	496,723
123,400	Sinolink Securities Co. Ltd. #	304,336
146,900	SooChow Securities Co. Ltd. #	360,778
191,928	Southwest Securities Co. Ltd. #	290,591
		8,744,466
Energy: 2.6%
124,500	China Coal Energy Co. Ltd. #	115,624
144,176	China Merchants Energy Shipping Co. Ltd. *	157,418
40,300	China Oilfield Services Ltd. #	95,984
714,800	China Petroleum & Chemical Corp. #	543,857
134,535	China Shenhua Energy Co. Ltd. #	308,840
213,000	Guanghui Energy Co. Ltd. #	217,973
72,040	Jizhong Energy Resources Co. Ltd. #	55,664
150,380	Offshore Oil Engineering Co. Ltd. #	206,470
330,300	PetroChina Co. Ltd. #	424,113
136,007	Shaanxi Coal Industry Co. Ltd. #	101,399
81,371	Shanxi Lu’an Environmental Energy Development Co. Ltd. #	80,093
107,100	Shanxi Xishan Coal & Electricity Power Co. Ltd. #	99,774
228,410	Wintime Energy Co. Ltd. #	167,432
32,550	Yantai Jereh Oilfield Services Group Co. Ltd. #	126,987
26,200	Yanzhou Coal Mining Co. Ltd. #	37,923
		2,739,551
Financials: 2.2%
225,800	Changjiang Securities Co. Ltd. #	429,027
201,256	GF Securities Co. Ltd. #	599,298
80,100	Guoyuan Securities Co. Ltd. #	277,005
79,840	Northeast Securities Co. Ltd. #	213,354
95,515	Sealand Securities Co. Ltd. #	187,691
85,600	Shanxi Securities Co. Ltd. #	199,411
76,008	Western Securities Co. Ltd. #	383,091
		2,288,877
Number of Shares		Value

Food & Staples Retailing: 0.6%
22,412	Jointown Pharmaceutical Group Co. Ltd. * #	$67,191
52,500	Shanghai Bailian Group Co. Ltd. #	143,334
57,700	Shenzhen Agricultural Products Co. Ltd. #	156,517
138,328	Yonghui Superstores Co. Ltd. #	214,054
		581,096
Food, Beverage & Tobacco: 4.2%
111,550	Beijing Dabeinong Technology Group Co. Ltd. #	208,519
95,800	Beijing Yanjing Brewery Co. Ltd. #	120,972
18,420	Foshan Haitian Flavouring & Food Co. Ltd. #	99,912
67,300	Henan Shuanghui Investment & Development Co. Ltd. #	211,087
412,400	Inner Mongolia Yili Industrial Group Co. Ltd. #	1,040,096
41,040	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	432,368
34,126	Kweichow Moutai Co. Ltd. #	1,142,985
47,693	Luzhou Laojiao Co. Ltd. #	198,427
130,800	MeiHua Holdings Group Co. Ltd. # §	191,065
58,600	New Hope Liuhe Co. Ltd. # §	151,195
18,898	Tsingtao Brewery Co. Ltd. #	96,252
129,100	Wuliangye Yibin Co. Ltd. #	541,658
		4,434,536
Health Care Equipment & Services: 0.9%
26,741	Aier Eye Hospital Group Co. Ltd. #	129,283
14,778	Huadong Medicine Co. Ltd. #	186,017
33,100	Lepu Medical Technology Beijing Co. Ltd. #	195,295
48,865	Searainbow Holding Corp. * #	250,073
78,500	Shanghai Pharmaceuticals Holding Co. Ltd. #	239,613
		1,000,281
Household & Personal Products: 0.3%
19,800	By-health Co. Ltd. #	116,843
37,790	Shanghai Jahwa United Co. Ltd. #	229,349
		346,192
Insurance: 5.6%
113,311	China Life Insurance Co. Ltd. #	492,433
213,748	China Pacific Insurance Group Co. Ltd. #	945,692
42,522	New China Life Insurance Co. Ltd. #	340,237
736,700	Ping An Insurance Group Co. of China Ltd. #	4,064,559
		5,842,921
Materials: 5.6%
372,700	Aluminum Corporation of China Ltd. * #	283,646
125,400	Angang Steel Co. Ltd. #	91,812
136,000	Anhui Conch Cement Co. Ltd. #	356,305
336,000	Baoshan Iron & Steel Co. Ltd. #	287,747
85,100	BBMG Corp. #	122,283
87,470	Beijing Kangde Xin Composite Material Co. Ltd. #	510,431
80,200	China Hainan Rubber Industry Group Co. Ltd. #	92,817

See Notes to Financial Statements

46

Number of Shares		Value

Materials: (continued)
46,700	China Minmetals Rare Earth Co. Ltd. * #	$147,607
176,200	China Molybdenum Co. Ltd. #	120,242
148,270	China Northern Rare Earth Group High-Tech Co. Ltd. #	318,217
14,000	Hainan Mining Co. Ltd. #	30,175
288,800	Hebei Iron & Steel Co. Ltd. * #	147,318
75,208	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	131,386
664,300	Inner Mongolian Baotou Steel Union Co. Ltd. * #	367,535
56,400	Jiangxi Copper Co. Ltd. #	135,766
65,800	Jinduicheng Molybdenum Co. Ltd. #	83,415
42,500	Kingenta Ecological Engineering Group Co. Ltd. #	132,626
20,200	Luxin Venture Capital Group Co. Ltd. # §	119,662
292,100	Pangang Group Vanadium Titanium & Resources Co. Ltd. * #	164,027
43,302	Qinghai Salt Lake Industry Co. Ltd. #	170,283
48,400	Shandong Gold Mining Co. Ltd. #	157,115
154,912	Shanxi Taigang Stainless Steel Co. Ltd. * #	97,379
90,300	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. #	193,613
149,005	Sinopec Shanghai Petrochemical Co. Ltd. * #	147,476
260,100	Tongling Nonferrous Metals Group Co. Ltd. #	143,028
73,475	Wanhua Chemical Group Co. Ltd. #	201,168
274,600	Wuhan Iron & Steel Co. Ltd. #	146,036
29,460	Xiamen Tungsten Co. Ltd. #	84,773
148,660	Xinxing Ductile Iron Pipes Co. Ltd. #	148,354
154,900	Zhejiang Longsheng Group Co. Ltd. #	276,534
100,100	Zhongjin Gold Corp. Ltd. #	153,290
644,800	Zijin Mining Group Co. Ltd. #	349,282
		5,911,348
Media: 2.7%
29,910	Beijing Enlight Media Co. Ltd. #	138,218
48,900	China South Publishing & Media Group Co. Ltd. #	179,091
37,500	Chinese Universe Publishing and Media Co. Ltd. #	135,030
111,600	Huawen Media Investment Group Corp. #	257,079
66,100	Huayi Brothers Media Corp. #	420,186
77,100	Hunan TV & Broadcast Intermediary Co. Ltd.	315,353
40,600	Jiangsu Broadcasting Cable Information Network Corp. Ltd. *	128,547
51,900	Jiangsu Phoenix Publishing & Media Corp. Ltd. #	126,759
125,013	Shanghai Oriental Pearl Media Co. Ltd. #	725,154
8,400	Wanda Cinema Line Co. Ltd. #	153,860
8,800	Wasu Media Holding Co. Ltd. * #	44,122
40,400	Zhejiang Daily Media Group Co. Ltd. #	116,932
29,700	Zhejiang Huace Film & TV Co. Ltd. #	135,147
		2,875,478
Number of Shares		Value

Pharmaceuticals, Biotechnology: 4.3%
27,900	Beijing SL Pharmaceutical Co. Ltd. #	$143,246
46,600	Beijing Tongrentang Co. Ltd. #	318,602
26,676	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	111,596
189,100	Guangxi Wuzhou Zhongheng Group Co. Ltd. #	212,316
36,461	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	169,120
19,800	Hualan Biological Engineering, Inc. #	133,542
79,838	Jiangsu Hengrui Medicine Co. Ltd. #	602,020
48,700	Jilin Aodong Medicine Industry Groups Co. Ltd. #	230,745
209,358	Kangmei Pharmaceutical Co. Ltd. #	544,502
35,600	Shandong Dong-E E-Jiao Co. Ltd. #	285,791
78,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	280,514
37,500	Shanghai RAAS Blood Products Co. Ltd. #	229,013
16,300	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	88,468
21,339	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	98,593
58,752	Sichuan Kelun Pharmaceutical Co. Ltd. #	167,749
44,036	Tasly Pharmaceutical Group Co. Ltd. #	276,454
54,026	Tonghua Dongbao Pharmaceutical Co. Ltd. #	225,041
35,360	Yunnan Baiyao Group Co. Ltd. #	394,337
		4,511,649
Real Estate: 5.4%
72,000	China Fortune Land Development Co. Ltd. #	339,312
118,459	China Merchants Shekou Industrial Zone Co. Ltd. *	380,538
544,400	China Vanke Co. Ltd. # §	2,038,283
101,600	Financial Street Holdings Co. Ltd. #	179,727
153,001	Gemdale Corp.	325,153
93,000	Oceanwide Real Estate Group Co. Ltd. #	179,182
438,804	Poly Real Estate Group Co. Ltd. #	715,325
104,000	RiseSun Real Estate Development Co. Ltd. #	151,897
27,700	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. #	212,567
101,590	Shanghai SMI Holding Co. Ltd. # §	362,330
52,701	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	232,645
185,600	Xinhu Zhongbao Co. Ltd. #	135,626
185,100	Zhejiang China Commodities City Group Co. Ltd. #	260,469
117,100	Zhongtian Urban Development Group Co. Ltd. #	164,368
		5,677,422
Retailing: 1.0%
83,200	Liaoning Cheng Da Co. Ltd.	289,565
220,300	Pang Da Automobile Trade Co. Ltd. * #	132,105
301,200	Suning Commerce Group Co. Ltd. #	619,382
		1,041,052

See Notes to Financial Statements

47

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Semiconductor: 0.5%
86,652	Sanan Optoelectronics Co. Ltd. #	$322,673
89,880	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	167,866
		490,539
Software & Services: 3.9%
32,500	Aisino Co. Ltd. # §	325,357
61,220	Anhui USTC iFlytek Co. Ltd. #	347,122
7,300	Beijing Shiji Information Technology Co. Ltd. #	168,679
81,100	Beijing Ultrapower Software Co. Ltd. #	162,717
53,200	DHC Software Co. Ltd. # §	202,979
80,900	East Money Information Co. Ltd. #	644,116
46,050	Glodon Software Co. Ltd. #	128,282
20,000	Hundsun Technologies, Inc. #	185,938
13,600	Hundsun Technologies, Inc. #	126,421
66,100	Leshi Internet Information & Technology Corp. # §	600,554
59,142	Neusoft Corp. #	279,958
100,700	Ourpalm Co. Ltd.	217,106
37,600	People.cn Co. Ltd. #	131,166
17,800	Shanghai 2345 Network Holding Group Co. Ltd. #	100,642
33,269	Wangsu Science & Technology Co. Ltd. #	306,200
39,664	Yonyou Network Technology Co. Ltd. #	192,689
		4,119,926
Technology Hardware & Equipment: 3.5%
79,500	Beijing Xinwei Telecom Technology Group Co. Ltd. #	325,688
1,616,100	BOE Technology Group Co. Ltd. #	736,361
121,900	Dongxu Optoelectronic Technology Co. Ltd. #	169,440
62,300	GoerTek, Inc. #	329,384
116,700	Guangzhou Haige Communications Group, Inc. Co. # §	298,027
82,984	Hangzhou Hikvision Digital Technology Co. Ltd. #	438,590
49,060	Shenzhen O-film Tech Co. Ltd. #	232,625
120,900	Tsinghua Tongfang Co. Ltd. #	333,743
22,200	Universal Scientific Industrial Shanghai Co. Ltd. #	49,128
47,358	Zhejiang Dahua Technology Co. Ltd. #	267,759
160,420	ZTE Corp. #	457,688
		3,638,433
Telecommunication Services: 0.8%
576,578	China United Network Communications Ltd. #	545,925
76,228	Dr Peng Telecom & Media Group Co. Ltd. #	276,637
		822,562
Transportation: 3.4%
173,900	Air China Ltd. #	228,890
214,300	China COSCO Holdings Co. Ltd. *	297,676
230,700	China Eastern Airlines Corp. Ltd. * #	269,970
222,600	China Shipping Container Lines Co. Ltd. *	241,331
238,800	China Southern Airlines Co. Ltd. #	313,890
404,391	Daqin Railway Co. Ltd. #	534,564
230,600	Guangshen Railway Co. Ltd. #	177,170
Number of Shares		Value

Transportation: (continued)
401,700	Hainan Airlines Co. Ltd. #	$239,848
9,200	Juneyao Airlines Co. Ltd.	48,411
227,100	Ningbo Port Co. Ltd. # §	277,380
45,800	Shandong Hi-speed Co. Ltd. #	50,030
65,500	Shanghai International Airport Co. Ltd. #	296,611
220,600	Shanghai International Port Group Co. Ltd. #	219,413
16,300	Spring Airlines Co. Ltd. #	152,307
56,900	Tianjin Port Co. Ltd. #	98,481
132,100	Yingkou Port Liability Co. Ltd. #	96,453
		3,542,425
Utilities: 4.3%
65,600	Beijing Capital Co. Ltd. #	102,305
81,700	Beijing Jingneng Power Co. Ltd. # §	70,244
13,260	CECEP Wind-Power Corp. #	31,869
121,800	Chengdu Xingrong Investment Co. Ltd. #	132,561
317,499	China National Nuclear Power Co. Ltd. *	466,450
336,600	China Yangtze Power Co. Ltd. #	701,630
39,200	Chongqing Water Group Co. Ltd. #	56,149
203,900	Datang International Power Generation Co. Ltd. #	160,899
668,100	GD Power Development Co. Ltd. #	402,600
60,500	Guangdong Electric Power Development Co. Ltd. #	68,223
30,500	Guangdong Golden Dragon Development, Inc. # §	132,500
166,200	Huadian Power International Corp. Ltd. #	173,515
285,575	Huaneng Power International, Inc. #	382,775
145,500	Hubei Energy Group Co. Ltd. #	136,581
197,500	Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd. #	135,222
230,700	SDIC Power Holdings Co. Ltd. #	296,482
58,206	Shanghai Electric Power Co. Ltd. #	131,232
154,800	Shenergy Co. Ltd. #	179,230
80,900	Shenzhen Energy Group Co. Ltd. #	121,529
149,700	Sichuan Chuantou Energy Co. Ltd. #	247,065
34,580	Sound Environmental Co. Ltd. #	209,863
194,110	Zhejiang Zheneng Electric Power Co. Ltd. #	222,513
		4,561,437
Total Common Stocks (Cost: $86,495,934)		102,264,563
RIGHTS: 0.1% (Cost: $0)
Diversified Financials: 0.1%
84,858	Industrial Securities Co. Ltd. Rights (CNY 8.19, expiring 01/05/16) * #	25,142

Principal Amount

FOREIGN DEBT OBLIGATIONS: 0.0% (Cost: $17,231)
Software & Services: 0.0%
$107,000	Aisino Corp. 0.20%, 06/12/21 # §	21,840
Total Investments: 97.3% (Cost: $86,513,165)		102,311,545
Other assets less liabilities: 2.7%		2,881,270
NET ASSETS: 100.0%		$105,192,815

See Notes to Financial Statements

48

CNY	Chinese Yuan
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $98,385,277 which represents 93.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $5,759,137 which represents 5.5% of net assets.

As of December 31, 2015, the Fund had an outstanding swap contract with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate paid by the Fund	Termination Date	% of Net Assets	Unrealized Appreciation
Credit Suisse Securities
(Europe) Limited	CSI 300 Total Return Index (a)	$2,432,010	1.07%	1/15/16	0.1%	$95,211

(a) Segregated cash collateral for swap contracts is $811,000.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	11.0%	$11,291,367
Consumer Staples	5.2	5,361,824
Energy	2.7	2,739,551
Financials	40.0	40,958,111
Health Care	5.4	5,511,930
Industrials	16.5	16,857,535
Information Technology	8.1	8,270,738
Materials	5.8	5,911,348
Telecommunication Services	0.8	822,562
Utilities	4.5	4,561,437
Rights	0.0	25,142
	100.0%	$102,311,545

See Notes to Financial Statements

49

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$2,881,371	$—	$2,881,371
Banks	—	18,404,425	—	18,404,425
Capital Goods	—	12,544,134	—	12,544,134
Commercial & Professional Services	245,730	525,246	—	770,976
Consumer Durables & Apparel	273,935	3,364,230	—	3,638,165
Consumer Services	—	855,301	—	855,301
Diversified Financials	539,055	8,205,411	—	8,744,466
Energy	157,418	2,582,133	—	2,739,551
Financials	—	2,288,877	—	2,288,877
Food & Staples Retailing	—	581,096	—	581,096
Food, Beverage & Tobacco	—	4,434,536	—	4,434,536
Health Care Equipment & Services	—	1,000,281	—	1,000,281
Household & Personal Products	—	346,192	—	346,192
Insurance	—	5,842,921	—	5,842,921
Materials	—	5,911,348	—	5,911,348
Media	443,900	2,431,578	—	2,875,478
Pharmaceuticals, Biotechnology	—	4,511,649	—	4,511,649
Real Estate	705,691	4,971,731	—	5,677,422
Retailing	289,565	751,487	—	1,041,052
Semiconductor	—	490,539	—	490,539
Software & Services	217,106	3,902,820	—	4,119,926
Technology Hardware & Equipment	—	3,638,433	—	3,638,433
Telecommunication Services	—	822,562	—	822,562
Transportation	587,418	2,955,007	—	3,542,425
Utilities	466,450	4,094,987	—	4,561,437
Rights
Diversified Financials	—	25,142	—	25,142
Foreign Debt Obligations
Software & Services	—	21,840	—	21,840
Total	$3,926,268	$98,385,277	$—	$102,311,545
Other Financial Instruments:
Swap Contracts	$—	$95,211	$—	$95,211

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $27,642,476 and transfers from Level 2 to Level 1 were $527,615. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

50

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 101.2%
Automobiles & Components: 2.7%
107,822	Byd Co. Ltd. * #	$1,060,324
86,000	Ningbo Huaxiang Electronic Co. Ltd. # §	232,215
35,900	Sichuan Chengfei Integration Technology Corp. #	240,691
		1,533,230
Banks: 1.5%
350,940	Bank of Ningbo Co. Ltd. #	834,449
Capital Goods: 12.0%
126,700	Beijing SPC Environmental Protection Tech Co. Ltd. #	435,242
66,410	China CAMC Engineering Co. Ltd. #	257,877
167,500	Han’s Laser Technology Co. Ltd. #	662,334
114,504	Luxshare Precision Industry Co. Ltd. #	560,174
127,800	Mesnac Co. Ltd. #	330,583
97,800	Shenzhen Inovance Technology Co. Ltd. #	706,431
99,001	Siasun Robot & Automation Co. Ltd. #	1,035,748
178,633	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	510,670
323,246	Xinjiang Goldwind Science & Technology Co. Ltd. #	1,128,253
299,240	Zhefu Holding Group Co. Ltd. #	373,228
113,700	Zhejiang Dun’An Artificial Environment Co. Ltd. * # §	290,455
104,500	Zhejiang Wanma Co. Ltd. #	480,757
		6,771,752
Commercial & Professional Services: 5.1%
91,000	Beijing Orient Landscape Co. Ltd. #	369,913
120,625	Beijing Originwater Technology Co. Ltd. #	955,244
270,197	BlueFocus Communication Group Co. Ltd.	612,911
134,900	Eternal Asia Supply Chain Management Ltd. * #	954,892
40	Guangdong Guangzhou Daily Media Co. Ltd. #	97
		2,893,057
Consumer Durables & Apparel: 2.9%
199,400	Elec-Tech International Co. Ltd. #	311,067
82,200	Guangdong Alpha Animation and Culture Co. Ltd.	654,577
107,801	NavInfo Co. Ltd. #	638,540
		1,604,184
Consumer Services: 1.4%
101,021	Songcheng Performance Development Co. Ltd. #	435,190
135,500	Zhejiang Yasha Decoration Co. Ltd. #	326,632
		761,822
Diversified Financials: 4.2%
261,281	Guoyuan Securities Co. Ltd. #	788,165
234,500	Shanxi Securities Co. Ltd. #	546,283
205,700	Western Securities Co. Ltd. #	1,036,757
		2,371,205
Energy: 0.7%
100,618	Yantai Jereh Oilfield Services Group Co. Ltd. #	392,541
Number of Shares		Value

Food, Beverage & Tobacco: 4.1%
270,950	Beijing Dabeinong Technology Group Co. Ltd. #	$506,484
106,300	Beingmate Baby & Child Food Co. Ltd. * #	243,253
55,700	Guangdong Wens Foodstuffs Group Co. Ltd. *	392,343
108,738	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	1,145,585
		2,287,665
Health Care Equipment & Services: 3.6%
54,180	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. * #	318,270
101,598	Lepu Medical Technology Beijing Co. Ltd. #	599,443
73,950	Shanghai Kingstar Winning Software Co. Ltd. #	473,279
33,500	Zhejiang Dian Diagnostics Co. Ltd. #	355,121
96,150	Zhuhai Hokai Medical Instruments Co. Ltd. #	307,402
		2,053,515
Household & Personal Products: 0.6%
57,700	By-health Co. Ltd. #	340,498
Materials: 8.2%
253,147	Beijing Kangde Xin Composite Material Co. Ltd. #	1,477,240
75,510	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	392,044
240,510	Gem Co. Ltd. # §	557,959
145,900	Jilin Liyuan Precision Manufacturing Co. Ltd. #	280,954
127,300	Kingenta Ecological Engineering Group Co. Ltd. #	397,255
113,771	Lianhe Chemical Technology Co. Ltd. #	329,271
109,660	Org Packaging Co. Ltd. #	473,825
174,000	Shenzhen Jinjia Color Printing Group Co. Ltd.	411,581
212,200	Xinjiang Zhongtai Chemical Co. Ltd. #	287,092
		4,607,221
Media: 5.0%
93,805	Beijing Enlight Media Co. Ltd. #	433,486
141,350	Guangdong Advertising Co. Ltd. #	545,319
156,600	Huayi Brothers Media Corp. #	995,478
26,100	Wanda Cinema Line Co. Ltd. #	478,065
84,779	Zhejiang Huace Film & TV Co. Ltd. #	385,780
		2,838,128
Pharmaceuticals, Biotechnology: 8.9%
83,598	Beijing SL Pharmaceutical Co. Ltd. #	429,214
93,200	Da An Gene Co. Ltd. Sun Yat-Sen University #	589,364
87,300	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	342,826
129,750	Hengkang Medical Group Co. Ltd. * # §	330,054
67,700	Hualan Biological Engineering, Inc. #	456,605
225,700	Huapont-Nutrichem Co. Ltd. #	487,909
82,800	Shanghai Kehua Bio-Engineering Co. Ltd. #	368,158

See Notes to Financial Statements

51

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
112,700	Shanghai RAAS Blood Products Co. Ltd. #	$688,262
42,400	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	230,125
66,440	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	306,973
133,898	Sichuan Kelun Pharmaceutical Co. Ltd. #	382,306
36,300	Xizang Haisco Pharmaceutical Group Co. Ltd. #	121,647
100,000	Zhejiang NHU Co. Ltd. #	266,584
		5,000,027
Real Estate: 0.7%
251,000	RiseSun Real Estate Development Co. Ltd. #	366,598
Retailing: 3.5%
96,300	Haining China Leather Market Co. Ltd. #	225,943
857,937	Suning Commerce Group Co. Ltd. #	1,764,246
		1,990,189
Semiconductor: 1.6%
57,928	Nationz Technologies, Inc. #	399,758
281,820	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	526,345
		926,103
Software & Services: 20.7%
173,100	Anhui USTC iFlytek Co. Ltd. #	981,490
22,130	Beijing Shiji Information Technology Co. Ltd. #	511,353
205,581	Beijing Ultrapower Software Co. Ltd. #	412,474
182,379	DHC Software Co. Ltd. # §	695,848
230,340	East Money Information Co. Ltd. #	1,833,939
125,379	Glodon Software Co. Ltd. #	349,269
123,700	Hand Enterprise Solutions Co. Ltd. * #	374,133
38,800	Hithink RoyalFlush Information Network Co. Ltd. #	419,695
217,148	Leshi Internet Information & Technology Corp. # §	1,972,906
258,240	Ourpalm Co. Ltd.	556,757
Number of Shares		Value

Software & Services: (continued)
44,000	Shanghai Network Holding Group Co. Ltd. #	$248,779
38,200	Shenzhen Infogem Technologies Co. Ltd. #	323,384
31,200	Sinodata Co. Ltd. #	379,888
104,300	Venustech Group, Inc. #	505,782
94,489	Wangsu Science & Technology Co. Ltd. #	869,653
183,900	Wonders Information Co. Ltd. #	921,475
90,779	YGSOFT, Inc. #	293,357
		11,650,182
Technology Hardware & Equipment: 13.2%
88,000	Chengdu Santai Holding Group Co. Ltd. #	370,816
58,200	China Aviation Optical-Electrical Technology Co. Ltd. #	338,628
172,408	GoerTek, Inc. #	911,533
93,662	GRG Banking Equipment Co. Ltd. #	444,393
324,300	Guangzhou Haige Communications Group, Inc. Co. # §	828,193
258,800	Hangzhou Hikvision Digital Technology Co. Ltd. #	1,367,819
107,900	Hengbao Co. Ltd. #	394,965
14,700	Lens Technology Co. Ltd. * #	186,261
151,425	Shenzhen O-film Tech Co. Ltd. #	718,003
48,630	Shenzhen Tat Fook Technology Co. Ltd.	225,416
251,098	Sumavision Technologies Co. Ltd. #	464,838
55,000	Tongfang Guoxin Electronics Co. Ltd. # §	551,551
114,722	Zhejiang Dahua Technology Co. Ltd. #	648,631
		7,451,047
Utilities: 0.6%
102,100	Beijing Water Business Doctor Co. Ltd. #	338,518
Total Common Stocks (Cost: $43,463,092)		57,011,931
Liabilities in excess of other assets: (1.2)%		(668,678)
NET ASSETS: 100.0%		$56,343,253

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $54,158,346 which represents 96.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $5,459,181 which represents 9.7% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.3%	$8,727,553
Consumer Staples	4.6	2,628,163
Energy	0.7	392,541
Financials	6.3	3,572,252
Health Care	12.4	7,053,542
Industrials	16.9	9,664,809
Information Technology	35.1	20,027,332
Materials	8.1	4,607,221
Utilities	0.6	338,518
	100.0%	$57,011,931

See Notes to Financial Statements

52

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,533,230	$—	$1,533,230
Banks	—	834,449	—	834,449
Capital Goods	—	6,771,752	—	6,771,752
Commercial & Professional Services	612,911	2,280,146	—	2,893,057
Consumer Durables & Apparel	654,577	949,607	—	1,604,184
Consumer Services	—	761,822	—	761,822
Diversified Financials	—	2,371,205	—	2,371,205
Energy	—	392,541	—	392,541
Food, Beverage & Tobacco	392,343	1,895,322	—	2,287,665
Health Care Equipment & Services	—	2,053,515	—	2,053,515
Household & Personal Products	—	340,498	—	340,498
Materials	411,581	4,195,640	—	4,607,221
Media	—	2,838,128	—	2,838,128
Pharmaceuticals, Biotechnology	—	5,000,027	—	5,000,027
Real Estate	—	366,598	—	366,598
Retailing	—	1,990,189	—	1,990,189
Semiconductor	—	926,103	—	926,103
Software & Services	556,757	11,093,425	—	11,650,182
Technology Hardware & Equipment	225,416	7,225,631	—	7,451,047
Utilities	—	338,518	—	338,518
Total	$2,853,585	$54,158,346	$—	$57,011,931

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $3,528,853 and transfers from Level 2 to Level 1 were $133,487. These transfers resulted primarily from changes in securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

53

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 7.8%
479,214	Commercial International Bank Egypt SAE (GDR) # Reg S	$2,056,298
Capital Goods: 4.6%
257,132	El Sewedy Electric Co. #	1,210,297
Consumer Durables & Apparel: 1.1%
791,043	Arab Cotton Ginning Co. *	294,998
Consumer Services: 1.7%
1,622,326	Egyptian for Tourism Resorts Co. *	174,042
5,211,530	Porto Holding SAE *	272,888
		446,930
Diversified Financials: 16.5%
3,147,313	Citadel Capital Corp. * #	640,774
1,499,545	Egyptian Financial Group-Hermes Holding SAE * #	1,682,208
2,178,752	Egyptian Kuwaiti Holding Co. (USD) #	1,132,269
934,007	Pioneers Holding *	895,830
		4,351,081
Energy: 1.4%
203,147	Transglobe Energy Corp. (CAD) †	367,071
Food, Beverage & Tobacco: 11.0%
69,885	Edita Food Industries SAE (GDR) * # Reg S	1,289,064
1,577,077	Juhayna Food Industries	1,607,279
		2,896,343
Health Care Equipment & Services: 4.0%
211,010	Integrated Diagnostics Holdings Plc (USD) * Reg S 144A	1,043,444
Materials: 10.0%
1,216,981	Cenatamin Plc (GBP) #	1,152,284
652,854	Ezz Steel * #	742,274
504,724	Sidi Kerir Petrochemcials Co. #	730,679
		2,625,237
Real Estate: 28.9%
5,166,208	Amer Group Holding #	295,379
2,379,071	Emaar Misr for Development SAE * #	832,534
106,960	Heliopolis Housing	681,234
370,708	Medinet Nasr Housing *	1,298,653
4,797,525	Palm Hills Developments SAE *	1,537,894
756,369	Six of October Development & Investment Co. * #	920,071
2,475,789	Talaat Moustafa Group #	2,042,437
		7,608,202
Number of Shares		Value

Telecommunication Services: 13.0%
1,285,483	Global Telecom Holding SAE (GDR) * Reg S	$1,671,128
8,645,305	Orascom Telecom Media and Technology Holding SAE *	783,924
1,172,245	Telecom Egypt #	957,500
		3,412,552
Total Common Stocks
(Cost: $27,246,035)		26,312,453

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.0%
(Cost: $272,447)
Repurchase Agreement: 1.0%
$272,447	Repurchase agreement dated 12/31/15 with RBC Capital Markets LLC, 0.28%, due 1/4/16, proceeds $272,455; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 4/20/25 to 3/20/65, valued at $277,896 including accrued interest)	272,447
Total Investments: 101.0%
(Cost: $27,518,482)		26,584,900
Liabilities in excess of other assets: (1.0)%		(256,187)
NET ASSETS: 100.0%		$26,328,713

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $259,034.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $15,684,068 which represents 59.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,043,444, or 4.0% of net assets.

See Notes to Financial Statements

54

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.8%	$741,928
Consumer Staples	11.0	2,896,343
Energy	1.4	367,071
Financials	53.3	14,015,581
Health Care	3.9	1,043,444
Industrials	4.6	1,210,297
Materials	10.0	2,625,237
Telecommunication Services	13.0	3,412,552
	100.0%	$26,312,453

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$2,056,298	$—	$2,056,298
Capital Goods	—	1,210,297	—	1,210,297
Consumer Durables & Apparel	294,998	—	—	294,998
Consumer Services	446,930	—	—	446,930
Diversified Financials	895,830	3,455,251	—	4,351,081
Energy	367,071	—	—	367,071
Food, Beverage & Tobacco	1,607,279	1,289,064	—	2,896,343
Health Care Equipment & Services	1,043,444	—	—	1,043,444
Materials	—	2,625,237	—	2,625,237
Real Estate	3,517,781	4,090,421	—	7,608,202
Telecommunication Services	2,455,052	957,500	—	3,412,552
Repurchase Agreement	—	272,447	—	272,447
Total	$10,628,385	$15,956,515	$—	$26,584,900

During the year ended December 31, 2015, transfers of securities from Level 2 to Level 1 were $12,743,701. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

55

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 94.3%
Bahrain: 2.4%
853,342	Al Salam Bank-Bahrain BSC (AED) #	$211,385
Kuwait: 19.3%
47,226	Boubyan Bank KSC	68,477
35,037	Boubyan Petrochemicals Co.	61,195
45,291	Burgan Bank #	57,434
115,663	Commercial Real Estate Co. KSCC #	30,030
117,886	Gulf Bank KSC * #	100,842
184,288	Kuwait Finance House #	327,283
33,729	Kuwait Investment Projects Co. KSCC #	64,223
32,188	Mabanee Co. SAKC #	99,447
170,764	Mobile Telecommunications Co. KSC	196,960
194,911	National Bank of Kuwait SAK #	513,171
77,279	National Industries Group Holding SA #	32,030
55,477	Public Warehousing Co. KSC #	87,437
23,650	VIVA Kuwait Telecom Co. * #	76,964
		1,715,493
Oman: 8.9%
272,894	Bank Muscat SAOG #	333,804
80,192	Oman Telecommunications Co. #	325,588
71,183	Omani Qatari Telecommunications Co. SAOG #	130,682
		790,074
Qatar: 25.2%
6,030	Barwa Real Estate Co. QSC #	65,970
10,326	Commercial Bank of Qatar QSC #	129,726
7,848	Doha Bank QSC #	95,645
9,865	Ezdan Holding Group QSC #	42,907
2,880	Gulf International Services QSC #	40,522
9,376	Industries Qatar QSC #	285,144
22,781	Masraf Al Rayan QSC #	234,603
11,682	Mesaieed Petrochemical Holding Co. #	62,144
7,148	Ooredoo QSC	147,187
1,705	Qatar Electricity & Water Co. QSC #	101,335
1,309	Qatar Fuel Co. #	52,847
8,678	Qatar Gas Transport Co. Ltd. Nakilat #	55,567
2,861	Qatar Insurance Co. SAQ #	64,587
2,346	Qatar International Islamic Bank #	41,322
3,662	Qatar Islamic Bank SAQ #	106,975
10,844	Qatar National Bank SAQ #	520,083
3,479	Qatar Navigation QSC #	90,620
5,487	United Development Co. #	31,187
19,914	Vodafone Qatar QSC #	69,181
		2,237,552
South Korea: 1.6%
11,507	Samsung Engineering Co. Ltd. * #	140,558
Number of Shares		Value

United Arab Emirates: 34.2%
155,131	Abu Dhabi Commercial Bank #	$276,776
181,130	Air Arabia PJSC #	66,797
4,073	Al Noor Hospitals Group Plc (GBP) #	66,423
249,122	Aldar Properties PJSC #	155,826
179,126	Arabtec Holding Co. PJSC * #	60,173
134,183	DAMAC Properties Dubai Co. PJSC #	83,883
270,475	Dana Gas PJSC * #	37,231
13,149	DP World Ltd. (USD) #	266,725
126,737	Dubai Financial Market PJSC #	42,006
112,269	Dubai Investments PJSC #	61,197
78,295	Dubai Islamic Bank #	131,032
154,631	Emaar Malls Group PJSC * #	115,732
277,894	Emaar Properties PJSC #	427,293
137,776	Emirates Telecommunications Group Co. PJSC #	603,265
89,112	First Gulf Bank PJSC #	306,017
103,167	National Bank of Abu Dhabi PJSC #	223,030
87,177	Union National Bank of Abu Dhabi PJSC	111,078
		3,034,484
United States: 2.7%
72,852	McDermott International, Inc. *	244,054
Total Common Stocks
(Cost: $7,199,696)		8,373,600
RIGHTS: 2.4%
(Cost: $120,845)
South Korea: 2.4%
38,835	Samsung Engineering Co. Ltd. Rights (KRW 8,110, expiring 02/12/16) * #	213,294

Principal Amount

CONVERTIBLE BONDS: 0.6%
Oman: 0.6%
$82,455	Bank Muscat SAOG 3.50%, 03/19/18 §	20,343
20,696	Bank Muscat SAOG 4.50%, 03/20/16 §	5,912
93,424	Bank Muscat SAOG 4.50%, 03/20/17 §	24,263
Total Convertible Bonds
(Cost: $30,179)		50,518

Number of Shares

MONEY MARKET FUND: 2.5%
(Cost: $224,160)
224,160	Dreyfus Government Cash Management Fund	224,160
Total Investments: 99.8%
(Cost: $7,574,880)		8,861,572
Other assets less liabilities: 0.2%		13,547
NET ASSETS: 100.0%		$8,875,119

AED	United Arab Emirates Dirham
GBP	British Pound
KRW	Korean Won
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,757,943 which represents 87.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $50,518 which represents 0.6% of net assets.

See Notes to Financial Statements

56

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	4.9%	$430,221
Financials	57.8	5,123,489
Health Care	0.8	66,423
Industrials	14.0	1,242,778
Materials	1.4	123,339
Telecommunication Services	17.5	1,549,827
Utilities	1.1	101,335
Money Market Fund	2.5	224,160
	100.0%	$8,861,572

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bahrain	$—	$211,385	$—	$211,385
Kuwait	326,632	1,388,861	—	1,715,493
Oman	—	790,074	—	790,074
Qatar	147,187	2,090,365	—	2,237,552
South Korea	—	140,558	—	140,558
United Arab Emirates	111,078	2,923,406	—	3,034,484
United States	244,054	—	—	244,054
Rights*	—	213,294	—	213,294
Convertible Bonds*	—	50,518	—	50,518
Money Market Fund	224,160	—	—	224,160
Total	$1,053,111	$7,808,461	$—	$8,861,572

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $605,743 and transfers from Level 2 to Level 1 were $1,508,838. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.9%
Automobiles & Components: 2.3%
980,382	Amtek Auto Ltd. #	$728,600
45,043	Atul Auto Ltd. #	371,650
128,008	Ceat Ltd. #	2,025,971
465,581	JK Tyre & Industries Ltd. #	777,118
		3,903,339
Banks: 9.1%
924,579	Allahabad Bank #	963,083
1,115,833	Andhra Bank #	1,102,657
1,103,770	Dena Bank #	675,277
1,188,724	Development Credit Bank Ltd. * #	1,458,233
1,497,278	Dewan Housing Finance Corp. Ltd. #	5,305,890
1,471,931	Indian Overseas Bank * #	687,705
789,807	Karnataka Bank Ltd. #	1,459,533
306,985	Lakshmi Vilas Bank Ltd. #	448,483
512,917	Oriental Bank of Commerce #	1,083,092
5,658,494	South Indian Bank Ltd. #	1,648,725
1,396,118	Vijaya Bank Ltd. #	716,626
		15,549,304
Capital Goods: 16.6%
85,483	BEML Ltd. #	1,650,059
148,126	BGR Energy Systems Ltd. * #	290,717
492,744	Escorts Ltd. #	1,274,010
313,939	Finolex Cables Ltd. #	1,196,537
26,753	Force Motors Ltd. #	1,244,273
3,265,405	Hindustan Construction Co. Ltd. * #	1,237,609
2,273,984	Jain Irrigation Systems Ltd. #	2,364,071
9,362,087	Jaiprakash Associates Ltd. * #	1,675,253
2,851,069	Jaypee Infratech Ltd. * #	546,205
527,726	KEC International Ltd. #	1,233,137
5,099,228	Lanco Infratech Ltd. * #	486,465
151,046	Lloyd Electric & Engineering #	683,284
2,615,165	Nagarjuna Construction Co. Ltd. #	2,981,646
1,511,213	Pipavav Defence & Offshore Engineering Co. Ltd. * #	2,023,298
365,166	Praj Industries Ltd. #	507,092
2,635,329	Sintex Industries Ltd. #	4,037,894
50,748	SML Isuzu Ltd. #	935,338
51,317	State Trading Corp. India of Ltd. * #	124,654
810,612	Sterlite Technologies Ltd. #	1,181,674
431,199	Texmaco Rail & Engineering Ltd. #	982,516
139,584	Timken India Ltd. * #	1,142,303
236,850	Titagarh Wagons Ltd. #	582,868
		28,380,903
Consumer Durables & Apparel: 4.4%
5,772,252	Alok Industries Ltd. * #	541,429
207,218	Bajaj Electricals Ltd. #	656,388
423,955	Bombay Dyeing & Manufacturing Co. Ltd. #	409,141
55,815	Hitachi Home & Life Solutions India Ltd. #	1,151,210
97,503	Kitex Garments Ltd. #	1,050,214
190,298	Mirza International Ltd. #	380,650
44,610	Monte Carlo Fashions Ltd. #	360,113
125,997	Raymond Ltd. #	813,317
23,896	TTK Prestige Ltd. #	1,690,752
290,082	VIP Industries Ltd. #	458,917
		7,512,131
Number of Shares		Value

Consumer Services: 2.7%
164,007	Adlabs Entertainment Ltd. * #	$335,689
1,298,085	Chennai Super Kings Cricket Ltd. * # §	44,148
666,144	Cox & Kings Ltd. #	2,471,573
473,485	Delta Corp. Ltd. #	570,960
26,474	Kaya Ltd. *	452,957
115,979	Wonderla Holidays Ltd. #	694,320
		4,569,647
Consumer, Cyclical: 0.2%
225,322	Kesoram Industries Ltd. * #	378,315
Diversified Financials: 13.4%
143,856	Credit Analysis & Research Ltd.	2,863,366
163,743	Future Capital Holdings Ltd. #	1,021,944
6,254,727	IFCI Ltd. #	2,594,270
1,130,841	India Infoline Ltd. * #	3,632,907
1,618,988	JM Financial Ltd. #	1,151,932
3,381,549	Manappuram Finance Ltd. #	1,496,644
1,153,790	PTC India Financial Services Ltd. #	699,670
261,631	Repco Home Finance Ltd. #	2,714,356
803,612	SKS Microfinance Ltd. * #	6,041,903
946,630	SREI Infrastructure Finance Ltd. #	792,248
		23,009,240
Energy: 0.8%
119,807	Aban Offshore Ltd. #	409,027
305,671	Chennai Petroleum Corp. Ltd. * #	923,680
		1,332,707
Food, Beverage & Tobacco: 4.1%
5,273,197	Bajaj Hindusthan Ltd. * #	1,413,593
963,586	Balrampur Chini Mills Ltd. * #	1,017,443
218,531	Kaveri Seed Co. Ltd. #	1,154,673
94,183	Manpasand Beverages Ltd.	707,979
374,467	McLeod Russel India Ltd. #	979,255
158,729	Prabhat Dairy Ltd. * # Reg S	344,200
455,148	Radico Khaitan Ltd. #	817,953
3,574,827	Shree Renuka Sugars Ltd. * #	688,260
		7,123,356
Household & Personal Products: 0.4%
149,205	Eveready Industries India Ltd. #	675,163
Materials: 8.7%
81,637	Andhra Pradesh Paper Mills * #	328,675
60,887	Atul Ltd. #	1,478,621
456,055	Century Plyboards India Ltd. #	1,162,669
208,382	Century Textile & Industries Ltd. #	1,874,145
854,273	Chambal Fertilizers & Chemicals Ltd. #	801,739
98,677	Ess Dee Aluminium Ltd. * #	388,938
1,050,911	India Cements Ltd. * #	1,531,901
412,092	Jai Corp. Ltd. #	456,174
1,015,806	Jindal Saw Ltd. #	958,422
241,541	JK Lakshmi Cement Ltd. #	1,192,367
35,435	Monsanto India Ltd. #	1,175,692
399,187	Rallis India Ltd. #	1,069,392
660,597	Rashtriya Chemicals & Fertilizers Ltd. #	490,593
185,196	Sharda Cropchem Ltd. #	670,328
31,612	Tata Sponge Iron Ltd. #	236,036
675,278	Welspun Corp. Ltd. #	1,169,986
		14,985,678

See Notes to Financial Statements

58

Number of Shares		Value

Media: 4.1%
670,618	DEN Networks Ltd. * #	$1,135,751
192,059	Eros International Media Ltd. * #	693,480
171,255	PVR Ltd. #	2,071,638
132,645	TV Today Network Ltd. #	668,681
3,519,073	TV18 Broadcast Ltd. * #	2,509,917
		7,079,467
Pharmaceuticals, Biotechnology: 4.1%
165,648	Dishman Pharmaceuticals & Chemicals Ltd. #	850,750
421,161	Granules India Ltd. #	942,216
174,108	JB Chemicals & Pharmaceuticals Ltd. #	730,517
1,715,407	Marksans Pharma Ltd. #	2,706,110
435,456	Suven Life Sciences Ltd. #	1,743,653
		6,973,246
Real Estate: 4.9%
933,857	Anant Raj Industries Ltd. #	586,758
499,339	DB Realty Ltd. * #	420,468
1,469,322	Housing Development & Infrastructure Ltd. * #	1,720,696
2,211,270	Indiabulls Real Estate Ltd. * #	2,124,634
375,440	OMAXE Ltd. #	768,951
276,782	Sobha Developers Ltd. #	1,290,820
14,983,069	Unitech Ltd. * #	1,499,042
		8,411,369
Retailing: 3.3%
365,341	Future Retail Ltd. #	817,501
154,418	Makemytrip Ltd. (USD) *	2,649,813
367,639	PC Jeweller Ltd. #	2,150,696
		5,618,010
Software & Services: 8.2%
1,376,661	Firstsource Solutions Ltd. * #	895,913
243,998	Geometric Ltd #	691,522
800,779	HCL Infosystems Ltd. * #	729,874
206,489	Intellect Design Arena Ltd. * #	870,253
1,148,505	KPIT Cummins Infosystems Ltd. #	2,917,344
46,917	Majesco Ltd. * #	452,924
224,786	NIIT Technologies Ltd. #	1,961,195
224,678	OnMobile Global Ltd. #	439,181
Number of Shares		Value

Software & Services: (continued)
428,708	Polaris Software Lab Ltd. #	$1,358,168
676,120	Rolta India Ltd. #	1,020,895
251,251	Take Solutions Ltd. #	636,942
63,918	Tata Elxsi Ltd. #	2,152,567
		14,126,778
Technology Hardware & Equipment: 0.6%
167,963	Astra Microwave Products Ltd. #	346,949
410,333	Redington India Ltd. #	712,118
		1,059,067
Telecommunication Services: 1.2%
5,194,151	Himachal Futuristic Communications Ltd. * #	1,603,565
1,293,203	Mahanagar Telephone Nigam Ltd. * #	432,574
		2,036,139
Transportation: 6.4%
40,712	Dredging Corp. of India Ltd. #	233,387
446,373	Gateway Distriparks Ltd. #	2,177,771
179,565	Gati Ltd. #	443,239
5,267,683	GVK Power & Infrastructure Ltd. * #	643,355
233,182	Jet Airways India Ltd. * #	2,477,281
231,746	Navkar Corp. Ltd. * # Reg S 144A	714,526
876,468	Shipping Corp of India Ltd. * #	1,226,449
342,952	Snowman Logistics Ltd. #	411,752
1,230,494	SpiceJet Ltd. * #	1,394,871
187,296	VRL Logistics Ltd. * #	1,173,169
		10,895,800
Utilities: 4.4%
77,321	BF Utilities Ltd. * #	767,153
287,379	Indraprastha Gas Ltd. #	2,288,715
6,030,850	Jaiprakash Power Ventures Ltd. * #	640,430
1,519,044	PTC India Ltd. #	1,526,329
228,334	VA Tech Wabag Ltd. #	2,361,703
		7,584,330
Total Common Stocks
(Cost: $140,206,893)		171,203,989
Other assets less liabilities: 0.1%		166,238
NET ASSETS: 100.0%		$171,370,227

USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $164,529,874 which represents 96.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $44,148 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $714,526, or 0.4% of net assets.

See Notes to Financial Statements

59

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	17.0%	$29,060,909
Consumer Staples	4.5	7,798,519
Energy	0.8	1,332,707
Financials	27.4	46,969,913
Health Care	4.1	6,973,246
Industrials	23.4	40,043,856
Information Technology	8.9	15,185,845
Materials	8.7	14,985,678
Telecommunication Services	1.2	2,036,139
Utilities	4.0	6,817,177
	100.0%	$171,203,989

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,903,339	$—	$3,903,339
Banks	—	15,549,304	—	15,549,304
Capital Goods	—	28,380,903	—	28,380,903
Consumer Durables & Apparel	—	7,512,131	—	7,512,131
Consumer Services	452,957	4,072,542	44,148	4,569,647
Consumer, Cyclical	—	378,315	—	378,315
Diversified Financials	2,863,366	20,145,874	—	23,009,240
Energy	—	1,332,707	—	1,332,707
Food, Beverage & Tobacco	707,979	6,415,377	—	7,123,356
Household & Personal Products	—	675,163	—	675,163
Materials	—	14,985,678	—	14,985,678
Media	—	7,079,467	—	7,079,467
Pharmaceuticals, Biotechnology	—	6,973,246	—	6,973,246
Real Estate	—	8,411,369	—	8,411,369
Retailing	2,649,813	2,968,197	—	5,618,010
Software & Services	—	14,126,778	—	14,126,778
Technology Hardware & Equipment	—	1,059,067	—	1,059,067
Telecommunication Services	—	2,036,139	—	2,036,139
Transportation	—	10,895,800	—	10,895,800
Utilities	—	7,584,330	—	7,584,330
Total	$6,674,115	$164,485,726	$44,148	$171,203,989

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $6,449,104 and transfers from Level 2 to Level 1 were $5,709,367. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

Common Stocks
Consumer Services
Balance as of December 31, 2014	$—
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	9,040
Purchases	35,108
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2015	$44,148

See Notes to Financial Statements

60

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.4%
Automobiles & Components: 6.6%
13,186,500	Astra International Tbk PT #	$5,680,119
Banks: 25.3%
7,173,600	Bank Central Asia Tbk PT #	6,872,877
2,913,648	Bank Danamon Indonesia Tbk PT #	673,807
7,786,351	Bank Mandiri Persero Tbk PT #	5,170,449
9,448,532	Bank Negara Indonesia Persero Tbk PT #	3,382,743
6,964,800	Bank Rakyat Indonesia Tbk PT #	5,716,014
		21,815,890
Capital Goods: 5.0%
2,637,500	Pembangunan Perumahan Persero Tbk PT #	735,303
1,937,169	United Tractors Tbk PT #	2,358,722
5,845,088	Waskita Karya Persero Tbk PT #	701,673
2,726,100	Wijaya Karya Persero Tbk PT #	517,328
		4,313,026
Diversified Financials: 1.7%
2,217,250	First Pacific Company Ltd. (HKD) #	1,468,768
Energy: 2.6%
20,257,400	Adaro Energy Tbk PT #	748,568
2,845,150	Banpu PCL (NVDR) (THB) † #	1,258,247
846,400	Tambang Batubara Bukit Asam Tbk PT #	274,461
		2,281,276
Food, Beverage & Tobacco: 12.4%
398,900	Astra Agro Lestari Tbk PT #	454,704
9,139,000	Charoen Pokphand Indonesia Tbk PT #	1,703,005
622,500	First Resources Ltd. (SGD) #	840,508
6,774,800	Golden Agri-Resources Ltd. (SGD) #	1,617,394
584,900	Gudang Garam Tbk PT #	2,321,421
1,403,300	Indofood Cbp Sukses Makmur Tbk PT #	1,357,564
5,560,800	Indofood Sukses Makmur Tbk PT #	2,069,842
3,543,300	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	335,727
		10,700,165
Household & Personal Products: 4.5%
1,449,700	Unilever Indonesia Tbk PT #	3,869,852
Materials: 8.2%
18,844,200	G-Resources Group Ltd. (HKD) #	447,404
12,599,900	Hanson International Tbk PT * #	578,504
1,678,600	Indocement Tunggal Prakarsa Tbk PT #	2,691,816
3,681,400	Semen Gresik Persero Tbk PT #	3,016,507
2,643,000	Vale Indonesia Tbk PT * #	310,195
		7,044,426
Media: 0.6%
3,616,500	Media Nusantara Citra Tbk PT #	481,484
Pharmaceuticals, Biotechnology: 2.8%
25,530,900	Kalbe Farma Tbk PT #	2,429,121
Number of Shares		Value

Real Estate: 8.1%
12,195,500	Alam Sutera Realty Tbk PT #	$299,831
11,458,000	Bumi Serpong Damai Tbk PT #	1,477,921
10,874,343	Ciputra Development Tbk PT #	1,139,908
23,092,700	Lippo Karawaci Tbk PT #	1,728,271
29,280,500	Pakuwon Jati Tbk PT #	1,041,876
11,329,600	Summarecon Agung Tbk PT #	1,337,105
		7,024,912
Retailing: 7.3%
105,088	Jardine Cycle & Carriage Ltd. (SGD) #	2,567,749
2,956,800	Matahari Department Store Tbk PT #	3,743,114
		6,310,863
Telecommunication Services: 10.6%
159,718	Telekomunikasi Indonesia Tbk PT (ADR)	7,091,479
2,551,700	Tower Bersama Infrastructure Tbk PT * #	1,079,414
3,678,400	XL Axiata Tbk PT * #	968,179
		9,139,072
Transportation: 1.1%
2,584,000	Jasa Marga Persero Tbk PT #	972,099
Utilities: 2.6%
11,361,000	Perusahaan Gas Negara Tbk PT #	2,239,988
Total Common Stocks (Cost: $130,792,584)		85,771,061
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $702,415)
Real Estate: 0.6%
2,197,200	Lippo Malls Indonesia Retail Trust	495,615
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $131,494,999)		86,266,676

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8% (Cost: $727,316)
Repurchase Agreement: 0.8%
$727,316	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $727,344; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $741,862 including accrued interest)	727,316
Total Investments: 100.8% (Cost: $132,222,315)		86,993,992
Liabilities in excess of other assets: (0.8)%		(701,233)
NET ASSETS: 100.0%		$86,292,759

See Notes to Financial Statements

61

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $625,741.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78,679,582 which represents 91.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	14.5%	$12,472,466
Consumer Staples	16.9	14,570,017
Energy	2.6	2,281,276
Financial	35.7	30,805,185
Health Care	2.8	2,429,121
Industrials	6.1	5,285,125
Materials	8.2	7,044,426
Telecommunication Services	10.6	9,139,072
Utilities	2.6	2,239,988
	100.0%	$86,266,676

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$5,680,119	$—	$5,680,119
Banks	—	21,815,890	—	21,815,890
Capital Goods	—	4,313,026	—	4,313,026
Diversified Financials	—	1,468,768	—	1,468,768
Energy	—	2,281,276	—	2,281,276
Food, Beverage & Tobacco	—	10,700,165	—	10,700,165
Household & Personal Products	—	3,869,852	—	3,869,852
Materials	—	7,044,426	—	7,044,426
Media	—	481,484	—	481,484
Pharmaceuticals, Biotechnology	—	2,429,121	—	2,429,121
Real Estate	—	7,024,912	—	7,024,912
Retailing	—	6,310,863	—	6,310,863
Telecommunication Services	7,091,479	2,047,593	—	9,139,072
Transportation	—	972,099	—	972,099
Utilities	—	2,239,988	—	2,239,988
Real Estate Investment Trust
Real Estate	495,615	—	—	495,615
Repurchase Agreement	—	727,316	—	727,316
Total	$7,587,094	$79,406,898	$—	$86,993,992

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

62

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 100.2%
Banks: 5.4%
6,380,200	Bank Bukopin Tbk #	$322,604
Capital Goods: 20.8%
2,950,871	Adhi Karya Persero Tbk PT #	453,109
1,248,500	Garuda Metalindo Tbk PT * #	107,897
7,211,000	Sitara Propertindo Tbk PT * #	292,095
5,597,700	Surya Semesta Internusa Tbk PT #	288,309
2,179,800	Total Bangun Persada Tbk PT #	96,532
		1,237,942
Energy: 12.5%
7,564,700	Berau Coal Energy Tbk PT * # §	0
4,147,000	Elnusa Tbk PT #	73,791
59,442,400	Energi Mega Persada Tbk PT * #	214,918
2,076,600	Energy Earth PCL (NVDR) (THB) #	286,478
841,700	Geo Energy Resources Ltd. (SGD) * #	82,700
2,506,800	Soechi Lines Tbk PT * #	85,919
		743,806
Food, Beverage & Tobacco: 3.2%
2,171,700	Tiga Pilar Sejahtera Food Tbk #	189,760
Materials: 3.7%
7,680,000	Enviro Energy International Holdings Ltd. (HKD) * #	174,585
7,310,300	Sekawan Intipratama Tbk PT * # §	44,016
		218,601
Number of Shares		Value

Media: 1.8%
5,846,900	Visi Media Asia Tbk PT * #	$105,344
Pharmaceuticals, Biotechnology: 4.2%
29,900	3-D Matrix Ltd. * #	248,405
Real Estate: 39.1%
7,194,700	Bekasi Fajar Industrial Estate Tbk PT #	152,383
7,197,700	Eureka Prima Jakarta Tbk PT * #	323,319
9,325,300	Intiland Development Tbk PT #	328,559
25,315,101	Kawasan Industri Jababeka Tbk PT #	449,558
716,800	Lippo Cikarang Tbk PT * #	374,127
13,340,300	Modernland Realty Tbk PT #	450,345
17,343,500	Nirvana Development Tbk PT * #	136,799
27,317,300	Sentul City Tbk PT #	113,924
		2,329,014
Retailing: 3.8%
12,152,500	Multipolar Tbk PT #	224,816
Technology Hardware & Equipment: 5.7%
2,059,700	Erajaya Swasembada Tbk PT #	80,733
8,108,900	Sigmagold Inti Perkasa Tbk PT * #	257,582
		338,315
Total Common Stocks (Cost: $8,493,200)		5,958,607
Liabilities in excess of other assets: (0.2)%		(9,983)
NET ASSETS: 100.0%		$5,948,624

HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,958,607 which represents 100.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $44,016 which represents 0.7% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	5.5%	$330,160
Consumer Staples	3.2	189,760
Energy	12.5	743,806
Financials	44.5	2,651,618
Health Care	4.2	248,405
Industrials	20.8	1,237,942
Information Technology	5.7	338,315
Materials	3.6	218,601
	100.0%	$5,958,607

See Notes to Financial Statements

63

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$322,604	$—	$322,604
Capital Goods	—	1,237,942	—	1,237,942
Energy	—	743,806	0	743,806
Food, Beverage & Tobacco	—	189,760	—	189,760
Materials	—	174,585	44,016	218,601
Media	—	105,344	—	105,344
Pharmaceuticals, Biotechnology	—	248,405	—	248,405
Real Estate	—	2,329,014	—	2,329,014
Retailing	—	224,816	—	224,816
Technology Hardware & Equipment	—	338,315	—	338,315
Total	$—	$5,914,591	$44,016	$5,958,607

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $265,078. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	Energy	Materials
Balance as of December 31, 2014	$—	$—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(31,539)	(61,294)
Purchases	—	105,310
Sales	—	—
Transfers in and/or out of level 3 ^	31,539	—
Balance as of December 31, 2015	$0	$44,016

^	Transfers from Level 2 to Level 3 resulted from a lack of observable inputs to value the securities.

See Notes to Financial Statements

64

ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.3%
Banks: 9.2%
290,294	Bank Hapoalim BM #	$1,498,480
396,883	Bank Leumi Le-Israel BM * #	1,376,100
8,425	FIBI Holdings Ltd. #	115,835
17,441	First International Bank of Israel Ltd. #	205,852
309,122	Israel Discount Bank Ltd. * #	560,584
40,153	Mizrahi Tefahot Bank Ltd. #	479,562
		4,236,413
Capital Goods: 3.5%
8,200	Caesarstone Sdot-Yam Ltd. (USD) *	355,388
7,284	Elbit Systems Ltd. † #	641,240
1,073	Electra Ltd. #	132,275
9,300	Kornit Digital Ltd. (USD) *	101,649
131,200	Sarine Technologies Ltd. (SGD) #	141,389
63,419	Shapir Engineering and Industry Ltd. #	102,950
101,114	Shikun & Binui Ltd. #	159,485
		1,634,376
Consumer Durables & Apparel: 1.1%
5,301	Delta-Galil Industries Ltd. #	146,316
7,785	Fox Wizel Ltd. #	112,439
38,564	Maytronics Ltd. #	99,858
9,506	SodaStream International Ltd. (USD) * †	155,043
		513,656
Consumer Services: 0.4%
61,502	888 Holdings Plc (GBP) #	165,456
Diversified Financials: 0.4%
29,167	Plus500 Ltd. (GBP) #	184,981
Energy: 3.9%
13,574	Alon USA Energy, Inc. (USD)	201,438
331	Delek Energy Systems Ltd. * #	145,093
1,685	Delek Group Ltd. #	337,425
17,959	Delek US Holdings, Inc. (USD)	441,791
23,936	Naphtha Israel Petroleum Corp. Ltd. *	117,679
551,443	Oil Refineries Ltd. * #	218,002
2,304	Paz Oil Co. Ltd. † #	362,006
		1,823,434
Food & Staples Retailing: 0.6%
3,452	Rami Levi Chain Stores Hashikma Marketing Ltd. #	158,502
40,888	Shufersal Ltd. * #	126,710
		285,212
Food, Beverage & Tobacco: 1.0%
13,008	Osem Investments Ltd. † #	223,123
14,940	Strauss Group Ltd. † #	222,402
		445,525
Health Care Equipment & Services: 0.6%
28,028	Mazor Robotics Ltd. * #	141,740
18,997	Syneron Medical Ltd. (USD) *	146,467
		288,207
Insurance: 1.6%
12,343	Clal Insurance Enterprises Holdings Ltd. * #	150,683
50,453	Harel Insurance Investments & Financial Services Ltd. #	193,556
15,193	Menorah Mivtachim Holdings Ltd. #	130,406
Number of Shares		Value

Insurance: (continued)
189,440	Migdal Insurance & Financial Holding Ltd. #	$137,804
50,245	Phoenix Holdings Ltd. * #	111,955
		724,404
Materials: 3.4%
11,255	Frutarom Industries Ltd. #	604,284
168,253	Israel Chemicals Ltd. #	682,981
1,460	Israel Corp. Ltd. #	264,713
		1,551,978
Pharmaceuticals, Biotechnology: 31.0%
19,399	Alcobra Ltd. (USD) *	121,826
67,235	BioLine RX Ltd. * #	87,035
5,477	Chiasma, Inc. (USD) *	107,185
25,591	Compugen Ltd. (USD) * †	163,526
11,884	Enzymotec Ltd. (USD) *	116,463
17,011	Evogene Ltd. * #	135,917
15,114	Foamix Pharmaceuticals Ltd. (USD) *	122,575
25,164	Kamada Ltd. * #	105,343
19,868	Medgenics, Inc. (USD) *	119,605
6,879	Neuroderm Ltd. (USD) *	117,287
94,206	Opko Health, Inc. (USD) * †	946,770
37,349	Perrigo Co. Plc (USD)	5,404,400
85,110	Pluristem Therapeutics, Inc. (USD) *	96,174
106,208	Protalix BioTherapeutics, Inc. (USD) *	108,332
9,430	Redhill Biopharma Ltd. (ADR) * †	121,458
3,840	Taro Pharmaceutical Industries Ltd. (USD) *	593,472
89,446	Teva Pharmaceutical Industries Ltd. #	5,835,464
		14,302,832
Real Estate: 4.4%
123,813	Africa Israel Investments Ltd. * #	57,933
10,578	Africa Israel Properties Ltd. #	111,924
5,780	Alrov Properties and Lodgings Ltd. #	115,721
51,707	Amot Investments Ltd. #	166,099
10,020	Azrieli Group #	373,267
421	Bayside Land Corp. #	126,953
2,443	Big Shopping Centers Ltd. #	124,561
4,112	Blue Square Real Estate Ltd.	126,814
28,874	Gazit-Globe Ltd. #	257,099
57,724	Jerusalem Economy Ltd. * † #	85,183
4,275	Jerusalem Oil Exploration * #	167,380
6,598	Melisron Ltd. † #	211,169
1,511	Property & Building Corp. * #	106,784
		2,030,887
Retailing: 0.3%
18,274	Delek Automotive Systems Ltd. #	162,728
Semiconductor: 4.1%
8,764	Ceva, Inc. (USD) *	204,727
13,396	DSP Group, Inc. (USD) *	126,458
11,224	EZchip Semiconductor Ltd. * #	277,882
12,355	Mellanox Technologies Ltd. (USD) *	520,640
13,735	Nova Measuring Instruments Ltd. * #	137,271
8,307	SolarEdge Technologies, Inc. (USD) *	234,008
26,479	Tower Semiconductor Ltd. (USD) * †	372,295
		1,873,281

See Notes to Financial Statements

65

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Software & Services: 25.6%
20,694	Allot Communications Ltd. (USD) *	$120,439
42,919	Amdocs Ltd. (USD)	2,342,090
9,915	Attunity Ltd. (USD) *	109,561
36,897	Check Point Software Technologies Ltd. (USD) *	3,002,678
6,843	CyberArk Software Ltd. (USD) * †	308,893
5,122	Formula Systems Ltd. #	138,830
8,962	Hilan Ltd.	114,010
8,899	Imperva, Inc. (USD) *	563,396
25,809	LivePerson, Inc. (USD) *	174,211
31,006	Magic Software Enterprises Ltd. (USD)	171,463
21,167	Matrix IT Ltd. #	123,146
44,178	Mobileye NV (USD) * †	1,867,846
17,905	NICE Systems Ltd. #	1,028,805
35,197	Perion Network Ltd. (USD) *	127,765
33,541	SafeCharge International Group Ltd (GBP)	122,601
14,426	Sapiens International Corp. NV (USD)	147,145
7,034	Varonis Systems, Inc. (USD) *	132,239
20,442	Verint Systems, Inc. (USD) *	829,128
11,366	Wix.com Ltd. (USD) *	258,577
80,840	XLMedia PLC (GBP)	97,107
		11,779,930
Technology Hardware & Equipment: 3.5%
26,680	AudioCodes Ltd. (USD) *	104,052
78,317	Ceragon Networks Ltd. (USD) *	94,764
8,245	Ituran Location and Control Ltd. #	154,374
12,363	Orbotech Ltd. (USD) *	273,593
15,836	Radware Ltd. (USD) *	242,924
4,297	Silicom Ltd. (USD) †	130,199
15,384	Stratasys Ltd. (USD) * †	361,216
18,191	SuperCom Ltd. (USD) *	94,957
43,972	Telit Communications Plc (GBP) * †	138,370
		1,594,449
Telecommunication Services: 3.4%
550,033	Bezeq The Israeli Telecommunication Corp. Ltd. #	1,210,806
26,142	Cellcom Israel Ltd. * #	162,631
43,401	Partner Communications Co. Ltd. * † #	191,599
		1,565,036
Transportation: 0.3%
192,827	El Al Israel Airlines #	153,559
Utilities: 1.0%
12,099	Ormat Technologies, Inc. (USD)	441,251
Total Common Stocks (Cost: $50,246,204)		45,757,595
REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $262,263)
Real Estate: 0.5%
35,440	Alony Hetz Properties & Investments Ltd. † #	256,649
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $50,508,467)		46,014,244
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.0%
Repurchase Agreements: 9.0%
$1,000,000	Repurchase agreement dated 12/31/15 with BNP Paribas Securities Corp., 0.30%, due 1/4/16, proceeds $1,000,033; (collateralized by various U.S. government and agency obligations, 0.00% to 5.50%, due 6/6/16 to 5/4/37, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,000,038; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.29%, due 1/4/16, proceeds $1,000,032; (collateralized by various U.S. government and agency obligations, 3.00%, due 11/15/44, valued at $1,020,003 including accrued interest)	1,000,000
118,149	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $118,153; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $120,513 including accrued interest)	118,149
1,000,000	Repurchase agreement dated 12/31/15 with Mizuho Securities USA, Inc., 0.30%, due 1/4/16, proceeds $1,000,033; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/13/16 to 3/1/44, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $4,118,149)		4,118,149
Total Investments: 108.8% (Cost: $54,626,616)		50,132,393
Liabilities in excess of other assets: (8.8)%		(4,041,761)
NET ASSETS: 100.0%		$46,090,632

See Notes to Financial Statements

66

ADR	American Depositary Receipt
GBP	British Pound
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,013,659.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,400,299 which represents 48.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.8%	$841,840
Consumer Staples	1.6	730,737
Energy	4.0	1,823,434
Financial	16.1	7,433,334
Health Care	31.7	14,591,039
Industrials	3.9	1,787,935
Information Technology	33.1	15,247,660
Materials	3.4	1,551,978
Telecommunication Services	3.4	1,565,036
Utilities	1.0	441,251
	100.0%	$46,014,244

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,236,413	$—	$4,236,413
Capital Goods	457,037	1,177,339	—	1,634,376
Consumer Durables & Apparel	155,043	358,613	—	513,656
Consumer Services	—	165,456	—	165,456
Diversified Financials	—	184,981	—	184,981
Energy	760,908	1,062,526	—	1,823,434
Food & Staples Retailing	—	285,212	—	285,212
Food, Beverage & Tobacco	—	445,525	—	445,525
Health Care Equipment & Services	146,467	141,740	—	288,207
Insurance	—	724,404	—	724,404
Materials	—	1,551,978	—	1,551,978
Pharmaceuticals, Biotechnology	8,139,073	6,163,759	—	14,302,832
Real Estate	126,814	1,904,073	—	2,030,887
Retailing	—	162,728	—	162,728
Semiconductor	1,458,128	415,153	—	1,873,281
Software & Services	10,489,149	1,290,781	—	11,779,930
Technology Hardware & Equipment	1,440,075	154,374	—	1,594,449
Telecommunication Services	—	1,565,036	—	1,565,036
Transportation	—	153,559	—	153,559
Utilities	441,251	—	—	441,251
Real Estate Investment Trust
Real Estate	—	256,649	—	256,649
Repurchase Agreements	—	4,118,149	—	4,118,149
Total	$23,613,945	$26,518,448	$—	$50,132,393

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $527,616 and transfers from Level 2 to Level 1 were $99,495. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

67

POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.8%
Banks: 32.2%
27,308	Alior Bank SA * #	$458,737
19,474	Bank Handlowy w Warszawie SA † #	353,434
260,347	Bank Millennium SA * † #	366,318
33,769	Bank Pekao SA #	1,225,124
10,322	Bank Zachodni WBK SA * † #	738,806
6,295	MBank SA * † #	499,373
185,254	PKO Bank Polski SA * #	1,278,139
		4,919,931
Consumer Durables & Apparel: 6.6%
449	LPP SA #	630,260
10,978	NG2 SA #	383,882
		1,014,142
Energy: 13.9%
44,086	Grupa Lotos SA * † #	301,229
59,454	Polski Koncern Naftowy Orlen SA † #	1,016,642
625,843	Polskie Gornictwo Naftowe I Gazownictwo SA #	811,389
		2,129,260
Food & Staples Retailing: 7.9%
46,333	Eurocash SA #	567,182
49,068	Jeronimo Martins, SGPS SA (EUR) #	638,227
		1,205,409
Insurance: 7.1%
126,131	Powszechny Zaklad Ubezpieczen SA #	1,080,884
Materials: 7.6%
31,499	Jastrzebska Spolka Weglowa SA * †	84,950
48,978	KGHM Polska Miedz SA #	784,763
299,774	Synthos SA † #	288,107
		1,157,820
Media: 3.2%
93,267	Cyfrowy Polsat SA * #	492,468
Software & Services: 4.3%
35,627	Asseco Poland SA #	509,295
27,171	CD Projekt Red SA * #	152,371
		661,666
Telecommunication Services: 4.2%
383,369	Orange Polska SA	636,853
Utilities: 12.8%
128,955	Enea SA #	367,578
77,017	Energa SA #	246,283
286,907	Polska Grupa Energetyczna SA #	923,978
564,200	Tauron Polska Energia SA † #	410,612
		1,948,451
Total Common Stocks
(Cost: $23,789,944)		15,246,884
Number of Shares		Value

MONEY MARKET FUND: 0.4%
(Cost: $57,763)
57,763	Dreyfus Government Cash Management Fund	$57,763
Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $23,847,707)		15,304,647

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 16.7%
Repurchase Agreements: 16.7%
$1,000,000	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,000,038; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,020,000 including accrued interest)	1,000,000
549,644	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.29%, due 1/4/16, proceeds $549,662; (collateralized by various U.S. government and agency obligations, 3.00%, due 11/15/44, valued at $560,638 including accrued interest)	549,644
1,000,000	Repurchase agreement dated 12/31/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.31%, due 1/4/16, proceeds $1,000,034; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 11/15/42 to 2/20/45, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $2,549,644)		2,549,644
Total Investments: 116.9%
(Cost: $26,397,351)		17,854,291
Liabilities in excess of other assets: (16.9)%		(2,585,327)
NET ASSETS: 100.0%		$15,268,964

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,375,668.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $14,525,081 which represents 95.1% of net assets.

See Notes to Financial Statements

68

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	9.8%	$1,506,610
Consumer Staples	7.9	1,205,409
Energy	13.9	2,129,260
Financial	39.2	6,000,815
Information Technology	4.3	661,666
Materials	7.6	1,157,820
Telecommunication Services	4.2	636,853
Utilities	12.7	1,948,451
Money Market Fund	0.4	57,763
	100.0%	$15,304,647

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,919,931	$—	$4,919,931
Consumer Durables & Apparel	—	1,014,142	—	1,014,142
Energy	—	2,129,260	—	2,129,260
Food & Staples Retailing	—	1,205,409	—	1,205,409
Insurance	—	1,080,884	—	1,080,884
Materials	84,950	1,072,870	—	1,157,820
Media	—	492,468	—	492,468
Software & Services	—	661,666	—	661,666
Telecommunication Services	636,853	—	—	636,853
Utilities	—	1,948,451	—	1,948,451
Money Market Fund	57,763	—	—	57,763
Repurchase Agreements	—	2,549,644	—	2,549,644
Total	$779,566	$17,074,725	$—	$17,854,291

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $334,594 and transfers from Level 2 to Level 1 were $964,289. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

69

RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 94.5%
Banks: 12.2%
22,809,882	Sberbank of Russia (ADR) #	$133,811,846
36,829,053	VTB Bank OJSC (GDR) # Reg S	77,526,924
		211,338,770
Energy: 33.6%
3,564,882	Lukoil PJSC (ADR) #	115,400,189
1,146,930	Novatek OAO (GDR) # Reg S	94,466,714
36,163,501	OAO Gazprom (ADR) #	134,464,685
22,254,521	Rosneft Oil Co. (GDR) # Reg S	77,574,854
16,119,732	Surgutneftegas OJSC (ADR) #	74,767,557
3,249,841	Tatneft PAO (ADR) #	85,949,494
		582,623,493
Food & Staples Retailing: 11.4%
6,124,719	Lenta Ltd. (GDR) * # Reg S	41,538,977
2,877,789	Magnit OAO (GDR) # Reg S	115,721,433
2,128,359	X5 Retail Group NV (GDR) * Reg S	40,332,403
		197,592,813
Materials: 17.2%
40,229,369	Alrosa AO #	30,811,231
8,163,979	MMC Norilsk Nickel PJSC (ADR) #	103,460,187
1,992,636	Novolipetsk Steel (GDR) # Reg S	16,957,866
3,044,993	PhosAgro OAO (GDR) # Reg S	39,054,931
5,647,641	Polymetal International (GBP) #	48,315,469
4,177,906	Severstal OAO (GDR) # Reg S	34,906,259
7,720,000	United Company RUSAL Plc (HKD) #	2,352,862
9,761,828	Uralkali PJSC * #	23,659,840
		299,518,645
Pharmaceuticals, Biotechnology: 0.1%
632,538	OTCPharm PJSC * §	1,991,973
Number of Shares		Value

Software & Services: 7.7%
2,476,801	Mail.ru Group Ltd. (GDR) * # Reg S	$55,388,968
4,948,517	Yandex NV (USD) *	77,790,687
		133,179,655
Telecommunication Services: 10.0%
2,797,656	MegaFon PJSC (GDR) # Reg S	32,545,588
12,014,092	Mobile TeleSystems OJSC (ADR)	74,247,089
3,669,089	Rostelecom OJSC (ADR) #	27,277,776
4,125,197	Sistema JSFC (GDR) # Reg S	24,286,206
4,589,225	VimpelCom Ltd. (ADR)	15,052,658
		173,409,317
Utilities: 2.3%
269,519,304	E.ON Russia JSC (USD) * #	11,725,437
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	0
30,271,443	RusHydro PJSC (ADR)	28,939,500
		40,664,937
Total Common Stocks
(Cost: $2,351,446,615)		1,640,319,603
PREFERRED STOCK: 5.5%
(Cost: $75,451,668)
Energy: 5.5%
35,649	AK Transneft OAO #	94,614,897
MONEY MARKET FUND: 1.9%
(Cost: $33,662,673)
33,662,673	Dreyfus Government Cash Management Fund	33,662,673
Total Investments: 101.9%
(Cost: $2,460,560,956)		1,768,597,173
Liabilities in excess of other assets: (1.9)%		(32,748,099)
NET ASSETS: 100.0%		$1,735,849,074

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,496,580,190 which represents 86.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,991,973 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

70

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Staples	11.2%	$197,592,813
Energy	38.3	677,238,390
Financials	12.0	211,338,770
Health Care	0.1	1,991,973
Information Technology	7.5	133,179,655
Materials	16.9	299,518,645
Telecommunication Services	9.8	173,409,317
Utilities	2.3	40,664,937
Money Market Fund	1.9	33,662,673
	100.0%	$1,768,597,173

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$211,338,770	$—	$211,338,770
Energy	—	582,623,493	—	582,623,493
Food & Staples Retailing	40,332,403	157,260,410	—	197,592,813
Materials	—	299,518,645	—	299,518,645
Pharmaceutical, Biotechnology	1,991,973	—	—	1,991,973
Software & Services	77,790,687	55,388,968	—	133,179,655
Telecommunication Services	89,299,747	84,109,570	—	173,409,317
Utilities	28,939,500	11,725,437	0	40,664,937
Preferred Stock
Energy	—	94,614,897	—	94,614,897
Money Market Fund	33,662,673	—	—	33,662,673
Total	$272,016,983	$1,496,580,190	$0	$1,768,597,173

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $195,087,674 and transfers from Level 2 to Level 1 were $18,747,442. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

Common Stocks
Utilities
Balance as of December 31, 2014	$62,180
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(62,180)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2015	$0

See Notes to Financial Statements

71

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 90.3%
Banks: 3.0%
351,349	TCS Group Holding Plc (GDR) # Reg S	$1,074,695
Diversified Financials: 4.0%
216,878	Vostok New Ventures Ltd. (SDR) (SEK) *	1,402,018
Energy: 5.1%
49,312	CAT Oil AG (EUR) #	338,961
462,136	OAO TMK (GDR) # Reg S	1,475,624
		1,814,585
Food & Staples Retailing: 2.5%
438,772	O’Key Group SA (GDR) Reg S	877,544
Materials: 22.7%
38,788	Acron JSC (USD) *	2,006,981
1,425,657	Evraz Plc (GBP) * #	1,537,632
883,885	Highland Gold Mining Ltd. (GBP)	742,572
12,906,800	IRC Ltd. (HKD) * # §	314,582
650,439	Magnitogorsk Iron & Steel Works (GDR) # Reg S	2,170,549
1,066,689	Mechel OAO (ADR) *	872,338
982,865	Raspadskaya OAO * #	403,474
		8,048,128
Media: 6.4%
363,649	CTC Media, Inc. (USD)	672,751
679,393	ITE Group Plc (GBP)	1,579,641
		2,252,392
Pharmaceuticals, Biotechnology: 1.6%
175,600	OTCPharm PJSC * §	552,995
Real Estate: 11.7%
725,895	Etalon Group Ltd. (GDR) Reg S	1,299,352
959,186	LSR Group PJSC (GDR) Reg S	1,918,372
1,537,046	Raven Russia Ltd. (GBP) * #	921,480
		4,139,204
Number of Shares		Value

Software & Services: 4.5%
88,269	Qiwi Plc (ADR)	$1,584,429
Transportation: 11.5%
3,321,412	Aeroflot - Russian Airlines PJSC * #	2,556,644
336,736	Globaltrans Investment Plc (GDR) * Reg S	1,532,149
		4,088,793
Utilities: 17.3%
1,979,581,200	Federal Grid Co. Unified Energy System JSC #	1,613,359
139,469,600	Inter Rao Ues OAO #	2,115,614
46,298,800	Mosenergo OAO #	519,565
231,548,600	OGK-2 OAO #	707,149
187,619,200	Rosseti PJSC * #	1,174,871
		6,130,558
Total Common Stocks (Cost: $49,657,027)		31,965,341
PREFERRED STOCK: 9.5% (Cost: $2,500,829)
Energy: 9.5%
1,265	AK Transneft OAO #	3,357,397
MONEY MARKET FUND: 0.1% (Cost: $37,838)
37,838	Dreyfus Government Cash Management Fund	37,838
Total Investments: 99.9% (Cost: $52,195,694)		35,360,576
Other assets less liabilities: 0.1%		31,738
NET ASSETS: 100.0%		$35,392,314

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SDR	Special Drawing Right
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $20,281,596 which represents 57.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $867,577 which represents 2.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

72

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	6.4%	$2,252,392
Consumer Staples	2.5	877,544
Energy	14.6	5,171,982
Financials	18.7	6,615,917
Health Care	1.6	552,995
Industrials	11.6	4,088,793
Information Technology	4.5	1,584,429
Materials	22.7	8,048,128
Utilities	17.3	6,130,558
Money Market Fund	0.1	37,838
	100.0%	$35,360,576

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$1,074,695	$—	$1,074,695
Diversified Financials	1,402,018	—	—	1,402,018
Energy	—	1,814,585	—	1,814,585
Food & Staples Retailing	877,544	—	—	877,544
Materials	3,621,891	4,426,237	—	8,048,128
Media	2,252,392	—	—	2,252,392
Pharmaceutical, Biotechnology	552,995	—	—	552,995
Real Estate	3,217,724	921,480	—	4,139,204
Software & Services	1,584,429	—	—	1,584,429
Transportation	1,532,149	2,556,644	—	4,088,793
Utilities	—	6,130,558	—	6,130,558
Preferred Stock
Energy	—	3,357,397	—	3,357,397
Money Market Fund	37,838	—	—	37,838
Total	$15,078,980	$20,281,596	$—	$35,360,576

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $3,966,053 and transfers from Level 2 to Level 1 were $9,486,580. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

73

VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.9%
Automobiles & Components: 0.0%
3	Danang Rubber JSC	$6
Banks: 17.4%
16,230,398	Bank for Foreign Trade of Vietnam JSC #	31,611,797
46,662,412	Saigon Thuong Tin Commercial JSB *	27,186,017
25,338,521	Saigon-Hanoi Commercial Joint Stock Bank * #	7,305,531
		66,103,345
Capital Goods: 5.6%
6,992,710	Hoang Huy Investment Services JSC #	4,006,242
41,073,341	Tan Tao Investment Industry Corp. * #	10,206,367
13,772,497	Viet Nam Construction & Import-Export JSC #	6,913,611
		21,126,220
Consumer Durables & Apparel: 4.8%
405,102	Hansae Co Ltd. (KRW) #	18,130,359
Consumer Services: 5.0%
33,730,986	Donaco International Ltd. (AUD) * † #	18,791,003
Diversified Financials: 10.1%
31,665,834	HAGL JSC * #	14,610,536
6	Ocean Group JSC * §	1
23,954,861	Saigon Securities, Inc. * #	23,622,007
		38,232,544
Energy: 15.0%
15,254,550	Petroleum Technical Services Corp. #	11,310,633
68	Petrovietnam Construction Co. *	9
6,201,247	PetroVietnam Drilling & Well Services JSC #	7,301,264
12,916,135	Petrovietnam Transportation Corp. ‡ * #	5,845,379
19,351,875	Premier Oil Plc (GBP) * #	13,842,995
8,538,689	Soco International Plc (GBP) #	18,439,169
		56,739,449
Food, Beverage & Tobacco: 10.1%
9,406,580	Kinh Do Corp.	10,165,884
8,223,030	Masan Group Corp. * #	28,322,528
		38,488,412
Insurance: 5.5%
8,883,806	Bao Viet Holdings #	20,840,210
Materials: 7.8%
10,881,600	Hoa Phat Group JSC #	14,107,344
11,846,310	PetroVietnam Fertilizer & Chemical JSC #	15,328,505
		29,435,849
Real Estate: 13.1%
28,322,302	FLC Group JSC ‡ * #	9,923,885
12,554,640	Kinh Bac City Development Share Holding Corp. * #	7,297,499
16,075,092	Vingroup JSC * #	32,630,259
		49,851,643
Number of Shares		Value

Transportation: 0.0%
6	Gemadept Corp. #	$11
Utilities: 5.5%
10,981,020	PetroVietnam Nhon Trach 2 Power JSC #	12,971,636
9,920,030	Pha Lai Thermal Power JSC #	8,059,298
		21,030,934
Total Common Stocks (Cost: $418,463,879)		378,769,985
WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL Warrants (THB 36.36, expiring 11/03/17) #	5
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $418,463,879)		378,769,990

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3%
Repurchase Agreements: 0.3%
$1,000,000	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc. , 0.33%, due 1/4/16, proceeds $1,000,037; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $1,020,000 including accrued interest)	1,000,000
244,492	Repurchase agreement dated 12/31/15 with RBC Capital Markets LLC, 0.28%, due 1/4/16, proceeds $244,500; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 4/20/25 to 3/20/65, valued at $249,382 including accrued interest)	244,492
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,244,492)		1,244,492
Total Investments: 100.2% (Cost: $419,708,371)		380,014,482
Liabilities in excess of other assets: (0.2)%		(783,410)
NET ASSETS: 100.0%		$379,231,072

See Notes to Financial Statements

74

AUD	Australian Dollar
GBP	British Pound
KRW	Korean Won
THB	Thai Baht
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,156,558.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $341,418,073 which represents 90.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1 which represents 0.0% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2015 is set forth below:

	Value as of					Value as of
	December 31,		Sales	Realized	Dividend	December 31,
Affiliates	2014	Purchases	Proceeds	Loss	Income	2015
Donaco International Ltd. (a)	$17,502,554	$19,224,051	$15,153,281	$(4,482,904)	$—	$—
FLC Group JSC	8,672,590	10,338,921	6,099,496	(1,957,130)	—	9,923,885
Ocean Group JSC (a)	5,247,645	1,563,902	3,170,058	(5,971,599)	—	—
Petrovietnam Transportation Corp.	9,849,715	4,004,374	4,675,096	(2,245,016)	—	5,845,379
Tan Tao Investment Industry Corp. (a)	13,732,325	9,497,870	6,956,045	(1,470,697)	—	—
	$55,004,829	$44,629,118	$36,053,976	$(16,127,346)	$—	$15,769,264

(a) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	9.7%	$36,921,373
Consumer Staples	10.2	38,488,412
Energy	15.0	56,739,449
Financials	46.2	175,027,742
Industrials	5.6	21,126,231
Materials	7.8	29,435,849
Utilities	5.5	21,030,934
	100.0%	$378,769,990

See Notes to Financial Statements

75

VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$6	$—	$—	$6
Banks	27,186,017	38,917,328	—	66,103,345
Capital Goods	—	21,126,220	—	21,126,220
Consumer Durables & Apparel	—	18,130,359	—	18,130,359
Consumer Services	—	18,791,003	—	18,791,003
Diversified Financials	1	38,232,543	—	38,232,544
Energy	9	56,739,440	—	56,739,449
Food, Beverage & Tobacco	10,165,884	28,322,528	—	38,488,412
Insurance	—	20,840,210	—	20,840,210
Materials	—	29,435,849	—	29,435,849
Real Estate	—	49,851,643	—	49,851,643
Transportation	—	11	—	11
Utilities	—	21,030,934	—	21,030,934
Warrants
Consumer Services	—	5	—	5
Repurchase Agreements	—	1,244,492	—	1,244,492
Total	$37,351,917	$342,662,565	$—	$380,014,482

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $132,880,648 and transfers from Level 2 to Level 1 were $8,981,431. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

76

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MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

					ChinaAMC
	Africa	Brazil	ChinaAMC		SME-ChiNext
	Index ETF	Small-Cap ETF	A-Share ETF		ETF
Assets:
Investments, at value (1) (2)	$59,675,071	$65,017,233	$102,311,545		$57,011,931
Short-term investments held as collateral for securities loaned (3)	1,397,363	—	—		—
Cash	—	—	2,584,168	(b)	—
Cash denominated in foreign currency, at value (4)	—	405,931	409,145	(c)	2,170,602 (d)
Receivables:
Investment securities sold	1,537,278	—	—		4,415,234
Shares sold	—	10,172	—		20,663
Due from Adviser	—	—	36,871		38,060
Dividends and interest	35,936	303,710	21		—
Swap contracts, at value	—	—	95,211		—
Prepaid expenses	1,580	1,555	1,803		675
Total assets	62,647,228	65,738,601	105,438,764		63,657,165

Liabilities:
Payables:
Investment securities purchased	90,453	—	—		5,000,536
Collateral for securities loaned	1,397,363	—	—		—
Line of credit	168,133	295,433	—		95,330
Shares redeemed	366,919	—	2,990		—
Due to Adviser	10,894	11,177	—		—
Due to custodian	599,599	26,689	—		2,116,063
Deferred Trustee fees	6,675	25,085	2,286		144
Accrued expenses	241,034	116,021	240,673		101,839
Total liabilities	2,881,070	474,405	245,949		7,313,912
NET ASSETS	$59,766,158	$65,264,196	$105,192,815		$56,343,253
Shares outstanding	3,300,000	6,250,000	2,350,000		1,350,000
Net asset value, redemption and offering price per share	$18.11	$10.44	$44.76		$41.74

Net assets consist of:
Aggregate paid in capital	$119,904,951	$279,278,794	$90,769,090		$48,589,531
Net unrealized appreciation (depreciation)	(13,454,722)	(41,496,862)	15,892,481		13,548,351
Undistributed (accumulated) net investment income (loss)	(81,696)	(217,925)	(174,135)		(69,161)
Accumulated net realized gain (loss)	(46,602,375)	(172,299,811)	(1,294,621)		(5,725,468)
	$59,766,158	$65,264,196	$105,192,815		$56,343,253
(1) Value of securities on loan	$988,715	$—	$—		$—
(2) Cost of investments	$73,080,694	$106,507,912	$86,513,165		$43,463,092
(3) Cost of short-term investments held as collateral for securities loaned	$1,397,363	$—	$—		$—
(4) Cost of cash denominated in foreign currency	$—	$409,647	$410,256		$2,171,090

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $811,000 of segregated cash collateral for swap contracts.
(c)	Includes $13,783 of foreign investor minimum settlement reserve funds.
(d)	Includes $13,784 of foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

78

		India
Egypt	Gulf States	Small-Cap	Indonesia	Indonesia
Index ETF	Index ETF	Index ETF(a)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$26,312,453	$8,861,572	$171,203,989	$86,266,676	$5,958,607	$46,014,244	$15,304,647
272,447	—	—	727,316	—	4,118,149	2,549,644
34,374	—	2,194	—	—	—	—
1,432,793	397,611	2,369,804	186,894	88,248	—	7,463

—	—	—	—	—	173,986	—
—	—	—	—	—	—	—
7,250	14,245	—	—	19,405	6,534	8,354
18,418	34,995	199,985	467,207	—	29,694	21,466
—	—	—	—	—	—	—
913	272	3,915	2,322	113	774	328
28,078,648	9,308,695	173,779,887	87,650,415	6,066,373	50,343,381	17,891,902

84,983	255,843	—	—	—	4,334	—
272,447	—	—	727,316	—	4,118,149	2,549,644
1,268,856	—	1,989,634	439,254	—	—	—
—	—	—	—	—	—	—
—	—	74,139	16,659	—	—	—
—	—	—	1,084	61,219	65,425	—
2,917	1,076	6,397	20,420	321	1,321	2,007
120,732	176,657	339,490	152,923	56,209	63,520	71,287
1,749,935	433,576	2,409,660	1,357,656	117,749	4,252,749	2,622,938
$26,328,713	$8,875,119	$171,370,227	$86,292,759	$5,948,624	$46,090,632	$15,268,964
674,974	400,000	3,924,967	4,700,000	750,000	1,600,000	1,150,000

$39.01	$22.19	$43.66	$18.36	$7.93	$28.81	$13.28

$57,742,772	$14,491,204	$198,272,374	$221,933,187	$12,245,417	$51,517,932	$38,799,497
(943,693)	1,286,658	31,000,339	(45,379,153)	(2,545,801)	(4,494,245)	(8,545,485)
(1,147,625)	(46,623)	(65,172)	246,544	(1,117)	(80,326)	(2,791)
(29,322,741)	(6,856,120)	(57,837,314)	(90,507,819)	(3,749,875)	(852,729)	(14,982,257)
$26,328,713	$8,875,119	$171,370,227	$86,292,759	$5,948,624	$46,090,632	$15,268,964
$259,034	$—	$—	$625,741	$—	$4,013,659	$2,375,668
$27,246,035	$7,574,880	$140,206,893	$131,494,999	$8,493,200	$50,508,467	$23,847,707
$272,447	$—	$—	$727,316	$—	$4,118,149	$2,549,644
$1,432,790	$397,645	$2,366,561	$207,640	$99,456	$—	$7,604

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,768,597,173	$35,360,576	$363,000,726
Affiliated issuers (3)	—	—	15,769,264
Short-term investments held as collateral for securities loaned (4)	—	—	1,244,492
Cash	900,850	—	—
Cash denominated in foreign currency, at value (5)	67,719	201,718	4,851,414
Receivables:
Investment securities sold	1,030,345	38,815	22,558
Shares sold	552,990	—	7,083
Due from Adviser	—	67,701	—
Dividends	9,340,123	16,239	1,421,969
Prepaid expenses	30,936	769	7,972
Total assets	1,780,520,136	35,685,818	386,325,478

Liabilities:
Payables:
Investment securities purchased	8,091,747	121,072	—
Collateral for securities loaned	—	—	1,244,492
Line of credit	35,048,339	—	4,071,689
Due to Adviser	537,446	—	166,381
Due to custodian	—	—	2,291
Distribution to shareholders	—	—	1,205,550
Deferred Trustee fees	99,314	1,304	23,775
Accrued expenses	894,216	171,128	380,228
Total liabilities	44,671,062	293,504	7,094,406
NET ASSETS	$1,735,849,074	$35,392,314	$379,231,072
Shares outstanding	118,200,000	1,833,318	25,650,000
Net asset value, redemption and offering price per share	$14.69	$19.31	$14.78

Net assets consist of:
Aggregate paid in capital	$4,038,004,811	$72,355,039	$619,432,323
Net unrealized depreciation	(691,975,789)	(16,837,174)	(39,684,749)
Accumulated net investment loss	(3,950,704)	(23,298)	(1,184,584)
Accumulated net realized loss	(1,606,229,244)	(20,102,253)	(199,331,918)
	$1,735,849,074	$35,392,314	$379,231,072
(1) Value of securities on loan	$—	$—	$1,156,558
(2) Cost of investments – Unaffiliated issuers	$2,460,560,956	$52,195,694	$398,785,090
(3) Cost of investments – Affiliated issuers	$—	$—	$19,678,789
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$1,244,492
(5) Cost of cash denominated in foreign currency	$79,564	$203,031	$4,841,601

See Notes to Financial Statements

80

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MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

					ChinaAMC
	Africa		Brazil	ChinaAMC	SME-ChiNext
	Index ETF		Small-Cap ETF	A-Share ETF	ETF
Income:
Dividends	$2,694,310		$3,253,624	$1,928,911	$279,466
Interest	—		—	19	—
Securities lending income	62,097		3,455	—	—
Foreign taxes withheld	(263,416)		(38,150)	(197,673)	(35,417)
Total income	2,492,991		3,218,929	1,731,257	244,049

Expenses:
Management fees	440,706		414,029	521,803	243,026
Professional fees	50,379		50,064	151,097	93,990
Insurance	1,874		2,172	1,299	399
Trustees’ fees and expenses	4,309		5,615	4,935	2,307
Reports to shareholders	16,752		12,408	16,306	20,855
Indicative optimized portfolio value fee	20,962		10,336	20,021	5,444
Custodian fees	143,316		74,139	405,690	127,740
Registration fees	5,000		4,243	4,918	5,000
Transfer agent fees	2,404		2,390	2,372	2,400
Fund accounting fees	19,985		6,451	41,495	14,531
Interest	4,229		6,863	29,147	4,749
Other	10,388		3,469	57,351	18,076
Total expenses	720,304		592,179	1,256,434	538,517
Waiver of management fees	(28,633)		(96,760)	(475,891)	(154,646)
Expenses assumed by the Adviser	—		—	—	—
Net expenses	691,671		495,419	780,543	383,871
Net investment income (loss)	1,801,320		2,723,510	950,714	(139,822)

Net realized gain (loss) on:
Investments	(20,884,643	)(b)	(54,065,842)	3,168,824	(5,718,579)
In-kind redemptions	566,464		965	—	—
Swap contracts	—		—	652,634	—
Foreign currency transactions and foreign denominated assets and liabilities	12,034		(277,106)	(386,104)	(259,402)
Net realized gain (loss)	(20,306,145)		(54,341,983)	3,435,354	(5,977,981)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,165,197	)(c)	(5,048,420)	(6,189,327)	13,330,656
Swap contracts	—		—	(627,565)	—
Foreign currency transactions and foreign denominated assets and liabilities	6,229		(841)	(2,554)	(499)
Net change in unrealized appreciation (depreciation)	(11,158,968)		(5,049,261)	(6,819,446)	13,330,157
Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,663,793)		$(56,667,734)	$(2,433,378)	$7,212,354

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $5,869
(c)	Net of foreign taxes of $55,814

See Notes to Financial Statements

82

		India
Egypt Index	Gulf States	Small-Cap	Indonesia	Indonesia
ETF	Index ETF	Index ETF (a)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$805,190	$581,374	$2,162,371	$3,296,447	$90,292	$920,895	$682,888
—	—	—	—	—	—	—
6,797	127	—	26,941	—	42,049	50,861
(94,067)	(20,376)	—	(472,980)	(17,927)	(155,722)	(105,137)
717,920	561,125	2,162,371	2,850,408	72,365	807,222	628,612

227,950	73,012	1,199,323	642,414	34,781	247,065	95,360
75,500	47,314	85,796	58,172	76,207	70,610	57,352
1,100	428	7,992	3,290	114	791	408
3,273	2,050	12,185	7,779	1,424	2,603	2,208
13,315	8,597	56,168	20,798	9,541	14,110	10,477
12,082	19,944	16,889	13,524	19,272	8,429	8,468
123,380	217,936	174,361	125,535	18,811	43,914	21,114
4,090	4,256	4,875	4,243	4,962	4,967	4,243
2,274	2,409	4,221	2,372	2,293	2,330	2,360
1,554	8,177	60,923	19,058	6,511	12,955	614
17,353	2,085	48,989	8,724	1,127	1,282	719
7,437	17,181	185,414	14,594	11,036	9,383	8,324
489,308	403,389	1,857,136	920,503	186,079	418,439	211,647
(43,410)	(73,012)	—	(179,427)	(34,781)	(125,619)	(95,360)
—	(185,190)	—	—	(107,738)	—	(1,136)
445,898	145,187	1,857,136	741,076	43,560	292,820	115,151
272,022	415,938	305,235	2,109,332	28,805	514,402	513,461

(11,030,662)	76,116	21,123,401	(13,061,086)	(2,068,850)	(522,507)	(2,685,168)
(400,158)	55,592	(187,652)	(16,233,180)	—	4,735,954	12,242
—	—	—	—	—	—	—

(102,450)	(9,469)	28,173	19,716	(1,117)	(6,455)	(15,481)
(11,533,270)	122,239	20,963,922	(29,274,550)	(2,069,967)	4,206,992	(2,688,407)
(10,316,632)	(2,492,487)	(20,565,970)	(6,848,577)	(1,750,817)	(6,207,424)	(2,849,463)
—	—	—	—	—	—	—

(12,351)	(35)	2,701	(48,776)	(11,018)	(126)	4,754
(10,328,983)	(2,492,522)	(20,563,269)	(6,897,353)	(1,761,835)	(6,207,550)	(2,844,709)

$(21,590,231)	$(1,954,345)	$705,888	$(34,062,571)	$(3,802,997)	$(1,486,156)	$(5,019,655)

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015 (continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Income:
Dividends	$79,791,735	$1,202,908	$18,396,057
Securities lending income	—	—	87,233
Foreign taxes withheld	(11,592,305)	(169,279)	(91,731)
Total income	68,199,430	1,033,629	18,391,559

Expenses:
Management fees	9,448,195	227,969	2,326,662
Professional fees	76,567	71,513	87,141
Insurance	30,592	827	8,680
Trustees’ fees and expenses	18,877	3,132	20,851
Reports to shareholders	159,884	15,407	77,059
Indicative optimized portfolio value fee	10,393	17,919	15,479
Custodian fees	3,644,168	175,086	398,451
Registration fees	5,521	4,956	4,243
Transfer agent fees	1,873	2,373	1,976
Fund accounting fees	127,403	3,417	29,595
Interest	115,441	7,915	71,647
Other	21,969	9,570	51,450
Total expenses	13,660,883	540,084	3,093,234
Waiver of management fees	(1,829,680)	(226,692)	—
Net expenses	11,831,203	313,392	3,093,234
Net investment income	56,368,227	720,237	15,298,325

Net realized gain (loss) on:
Investments – unaffiliated issuers	(333,345,533)	(10,751,786)	(52,447,002)
Investments – affiliated issuers	—	—	(16,127,346)
In-kind redemptions	2,324,464	577,503	(3,173,994)
Foreign currency transactions and foreign denominated assets and liabilities.	(1,531,427)	(11,932)	(1,643,099)
Net realized loss	(332,552,496)	(10,186,215)	(73,391,441)

Net change in unrealized appreciation (depreciation) on:
Investments	205,749,148	13,784,595	(47,753,164)
Foreign currency transactions and foreign denominated assets and liabilities	72,621	7,606	9,228
Net change in unrealized appreciation (depreciation)	205,821,769	13,792,201	(47,743,936)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(70,362,500)	$4,326,223	$(105,837,052)

See Notes to Financial Statements

84

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MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$1,801,320	$2,328,557	$2,723,510	$4,439,154
Net realized gain (loss)	(20,306,145)	(3,278,692)	(54,341,983)	(41,738,970)
Net change in unrealized appreciation (depreciation)	(11,158,968)	(14,537,266)	(5,049,261)	(1,203,786)
Net increase (decrease) in net assets resulting from operations	(29,663,793)	(15,487,401)	(56,667,734)	(38,503,602)

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,309,000)	(2,800,900)	(2,493,750)	(4,460,000)
Distributions from net realized capital gains	—	—	—	—
Total Dividends and Distributions	(1,309,000)	(2,800,900)	(2,493,750)	(4,460,000)

Share transactions:**
Proceeds from sale of shares	9,067,339	19,098,796	23,401,917	25,922,376
Cost of shares redeemed	(13,973,637)	(13,409,985)	(2,987,160)	(75,838,574)
Increase (Decrease) in net assets resulting from share transactions	(4,906,298)	5,688,811	20,414,757	(49,916,198)
Total increase (decrease) in net assets	(35,879,091)	(12,599,490)	(38,746,727)	(92,879,800)
Net Assets, beginning of year	95,645,249	108,244,739	104,010,923	196,890,723
Net Assets, end of year†	$59,766,158	$95,645,249	$65,264,196	$104,010,923
† Including undistributed (accumulated) net investment income (loss)	$(81,696)	$(1,270,540)	$(217,925)	$(174,576)

** Shares of Common Stock Issued (no par value)
Shares sold	350,000	600,000	1,500,000	900,000
Shares redeemed	(700,000)	(450,000)	(150,000)	(2,650,000)
Net increase (decrease)	(350,000)	150,000	1,350,000	(1,750,000)

(a)	Commencement of operations

See Notes to Financial Statements

86

ChinaAMC A-Share ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
			For the Period
For the Year	For the Year	For the Year	July 23, 2014 (a)	For the Year	For the Year
Ended	Ended	Ended	through	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2015	2014	2015	2014	2015	2014

$950,714	$337,531	$(139,822)	$(36,657)	$272,022	$439,190
3,435,354	(3,578,154)	(5,977,981)	(5,296)	(11,533,270)	1,024,471
(6,819,446)	24,430,248	13,330,157	218,194	(10,328,983)	2,332,810
(2,433,378)	21,189,625	7,212,354	176,241	(21,590,231)	3,796,471

(1,224,350)	—	—	—	(409,034)	(2,275,278)
(2,086,800)	—	—	—	—	—
(3,311,150)	—	—	—	(409,034)	(2,275,278)

64,451,582	57,197,980	108,496,422	21,275,140	17,049,802	45,920,660
(47,928,705)	(13,316,976)	(80,816,904)	—	(18,182,607)	(46,552,491)
16,522,877	43,881,004	27,679,518	21,275,140	(1,132,805)	(631,831)
10,778,349	65,070,629	34,891,872	21,451,381	(23,132,070)	889,362
94,414,466	29,343,837	21,451,381	—	49,460,783	48,571,421
$105,192,815	$94,414,466	$56,343,253	$21,451,381	$26,328,713	$49,460,783
$(174,135)	$(806,036)	$(69,161)	$(4,541)	$(1,147,625)	$(1,359,505)

1,300,000	1,550,000	2,350,000	750,000	300,000	650,000
(1,000,000)	(450,000)	(1,750,000)	—	(450,000)	(700,000)
300,000	1,100,000	600,000	750,000	(150,000)	(50,000)

See Notes to Financial Statements

87

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Gulf States Index ETF		India Small-Cap Index ETF (a)
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income	$415,938	$716,675	$305,235	$2,118,293
Net realized gain (loss)	122,239	162,734	20,963,922	3,671,566
Net change in unrealized appreciation (depreciation)	(2,492,522)	(822,717)	(20,563,269)	51,504,648
Net increase (decrease) in net assets resulting from operations	(1,954,345)	56,692	705,888	57,294,507

Dividends and Distributions to shareholders:
Dividends from net investment income	(375,200)	(725,200)	(5,350,305)	(2,599,111)
Distributions from net realized capital gains	—	—	—	—
Total Dividends and Distributions	(375,200)	(725,200)	(5,350,305)	(2,599,111)

Share transactions:**
Proceeds from sale of shares	—	16,014,980	23,988,821	281,663,440
Cost of shares redeemed	(7,514,759)	(12,878,309)	(120,719,322)	(173,965,590)
Increase (Decrease) in net assets resulting from share transactions	(7,514,759)	3,136,671	(96,730,501)	107,697,850
Total increase (decrease) in net assets	(9,844,304)	2,468,163	(101,374,918)	162,393,246
Net Assets, beginning of year	18,719,423	16,251,260	272,745,145	110,351,899
Net Assets, end of year†	$8,875,119	$18,719,423	$171,370,227	$272,745,145
† Including undistributed (accumulated) net investment income (loss)	$(46,623)	$(90,503)	$(65,172)	$(1,282,382)

** Shares of Common Stock Issued (no par value)
Shares sold	—	500,000	550,000	6,450,000
Shares redeemed	(300,000)	(400,000)	(2,750,000)	(3,850,000)
Net increase (decrease)	(300,000)	100,000	(2,200,000)	2,600,000

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

88

Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2015	2014	2015	2014	2015	2014

$2,109,332	$3,989,651	$28,805	$51,687	$514,402	$458,725
(29,274,550)	(20,341,683)	(2,069,967)	8,378	4,206,992	774,349
(6,897,353)	46,877,567	(1,761,835)	1,123,034	(6,207,550)	(1,384,543)
(34,062,571)	30,525,535	(3,802,997)	1,183,099	(1,486,156)	(151,469)

(2,105,600)	(3,822,800)	(1,500)	(330,000)	(601,600)	(449,600)
—	—	—	—	—	(739,200)
(2,105,600)	(3,822,800)	(1,500)	(330,000)	(601,600)	(1,188,800)

908,259	88,798,696	2,211,704	1,430,451	24,708,761	20,140,403
(63,278,405)	(114,288,780)	—	—	(20,865,169)	(4,501,621)
(62,370,146)	(25,490,084)	2,211,704	1,430,451	3,843,592	15,638,782
(98,538,317)	1,212,651	(1,592,793)	2,283,550	1,755,836	14,298,513
184,831,076	183,618,425	7,541,417	5,257,867	44,334,796	30,036,283
$86,292,759	$184,831,076	$5,948,624	$7,541,417	$46,090,632	$44,334,796
$246,544	$220,179	$(1,117)	$(282,851)	$(80,326)	$(42,419)

50,000	3,500,000	200,000	100,000	750,000	650,000
(2,950,000)	(4,650,000)	—	—	(650,000)	(150,000)
(2,900,000)	(1,150,000)	200,000	100,000	100,000	500,000

See Notes to Financial Statements

89

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Poland ETF		Russia ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income	$513,461	$793,698	$56,368,227	$58,849,943
Net realized gain (loss)	(2,688,407)	(543,670)	(332,552,496)	(258,329,858)
Net change in unrealized appreciation (depreciation)	(2,844,709)	(4,293,368)	205,821,769	(712,413,281)
Net increase (decrease) in net assets resulting from operations	(5,019,655)	(4,043,340)	(70,362,500)	(911,893,196)

Dividends and Distributions to shareholders:
Dividends from net investment income	(500,250)	(795,000)	(58,387,500)	(62,617,750)
Return of capital	—	—	—	—
Total Dividends and Distributions	(500,250)	(795,000)	(58,387,500)	(62,617,750)

Share transactions:**
Proceeds from sale of shares	2,819,051	3,211,851	904,381,956	1,844,214,533
Cost of shares redeemed	(915,900)	(10,001,503)	(581,727,621)	(515,479,048)
Increase (Decrease) in net assets resulting from share transactions	1,903,151	(6,789,652)	322,654,335	1,328,735,485
Total increase (decrease) in net assets	(3,616,754)	(11,627,992)	193,904,335	354,224,539
Net Assets, beginning of year	18,885,718	30,513,710	1,541,944,739	1,187,720,200
Net Assets, end of year†	$15,268,964	$18,885,718	$1,735,849,074	$1,541,944,739
† Including undistributed (accumulated) net investment income (loss)	$(2,791)	$(5,835)	$(3,950,704)	$(1,201,149)

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	150,000	52,350,000	82,850,000
Shares redeemed	(50,000)	(450,000)	(35,800,000)	(22,600,000)
Net increase (decrease)	100,000	(300,000)	16,550,000	60,250,000

See Notes to Financial Statements

90

Russia Small-Cap ETF		Vietnam ETF
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2015	2014	2015	2014

$720,237	$1,176,447	$15,298,325	$12,135,409
(10,186,215)	(5,798,385)	(73,391,441)	29,863,578
13,792,201	(30,667,992)	(47,743,936)	(37,226,628)
4,326,223	(35,289,930)	(105,837,052)	4,772,359

(700,327)	(1,048,827)	(14,004,900)	(12,186,983)
—	—	—	(410,017)
(700,327)	(1,048,827)	(14,004,900)	(12,597,000)

1,113,532	73,721,359	193,491,201	205,673,846
(22,920,403)	—	(162,650,857)	(102,250,794)
(21,806,871)	73,721,359	30,840,344	103,423,052
(18,180,975)	37,382,602	(89,001,608)	95,598,411
53,573,289	16,190,687	468,232,680	372,634,269
$35,392,314	$53,573,289	$379,231,072	$468,232,680
$(23,298)	$(93,957)	$(1,184,584)	$(1,681,475)

50,000	2,350,000	10,600,000	9,850,000
(950,000)	—	(9,800,000)	(5,000,000)
(900,000)	2,350,000	800,000	4,850,000

See Notes to Financial Statements

91

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.20	$30.93	$30.77	$26.06	$34.68
Income from investment operations:
Net investment income	0.50	0.64	0.67	1.05	1.00
Net realized and unrealized gain (loss) on investments	(8.20)	(4.61)	0.32	4.72	(8.65)
Total from investment operations	(7.70)	(3.97)	0.99	5.77	(7.65)
Less:
Dividends from net investment income	(0.39)	(0.76)	(0.83)	(1.06)	(0.97)
Net asset value, end of year	$18.11	$26.20	$30.93	$30.77	$26.06
Total return (a)	(29.41)%	(12.86)%	3.24%	22.15%	(22.06)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$59,766	$95,645	$108,245	$84,627	$63,838
Ratio of gross expenses to average net assets	0.82%	0.80%	0.93%	0.91%	1.07%
Ratio of net expenses to average net assets	0.79%	0.80%	0.81%	0.80%	0.81%
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78%	0.78%	0.78%	0.81%
Ratio of net investment income to average net assets	2.05%	2.00%	2.35%	3.63%	2.61%
Portfolio turnover rate	33%	30%	86%	24%	24%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$21.23	$29.61	$42.20	$36.35	$57.19
Income from investment operations:
Net investment income	0.44	0.88	0.54	0.62	1.04
Net realized and unrealized gain (loss) on investments	(10.83)	(8.37)	(12.58)	5.88	(16.75)
Total from investment operations	(10.39)	(7.49)	(12.04)	6.50	(15.71)
Less:
Dividends from net investment income	(0.40)	(0.89)	(0.55)	(0.62)	(1.12)
Distributions from net realized capital gains	—	—	—	(0.03)	(4.01)
Total dividends and distributions	(0.40)	(0.89)	(0.55)	(0.65)	(5.13)
Net asset value, end of year	$10.44	$21.23	$29.61	$42.20	$36.35
Total return (a)	(48.97)%	(25.19)%	(28.58)%	17.86%	(27.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$65,264	$104,011	$196,891	$552,816	$512,575
Ratio of gross expenses to average net assets	0.72%	0.66%	0.64%	0.64%	0.62%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.62%
Ratio of net investment income to average net assets	3.29%	2.99%	1.11%	1.42%	1.82%
Portfolio turnover rate	57%	64%	33%	76%	64%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

92

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC A-Share ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$46.06	$30.89	$33.17	$30.28	$38.81
Income from investment operations:
Net investment income (loss)	0.45	0.32 (f)	(0.40)	— (e)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.34)	14.85	(1.18)	2.89	(8.26)
Total from investment operations	0.11	15.17	(1.58)	2.89	(8.53)
Less:
Dividends from net investment income	(0.52)	—	(0.70)	—	—
Distributions from net realized capital gains	(0.89)	—	—	—	—
Total dividends and distributions	(1.41)	—	(0.70)	—	—
Net asset value, end of year	$44.76	$46.06	$30.89	$33.17	$30.28
Total return (b)	0.22%	49.11%	(4.74)%	9.54%	(21.98)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$105,193	$94,414	$29,344	$33,169	$15,139
Ratio of gross expenses to average net assets	1.20%	1.69%	1.14%	2.21%	1.71%
Ratio of net expenses to average net assets	0.75%	0.72%	0.72%	0.72%	0.72%
Ratio of net expenses, excluding interest expense, to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	0.91%	1.00%	(0.70)%	(0.69)%	(0.71)%
Portfolio turnover rate	70%	59%	0%	0%	0%

	ChinaAMC SME-ChiNext ETF
		For the Period
	For the Year	July 23,
	Ended	2014(a) through
	December 31,	December 31,
	2015	2014
Net asset value, beginning of period	$28.60	$24.68
Income from investment operations:
Net investment loss	(0.10)		(0.05)
Net realized and unrealized gain on investments	13.24	3.97
Total from investment operations	13.14	3.92
Net asset value, end of period	$41.74	$28.60
Total return (b)	45.94%	15.88	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$56,343	$21,451
Ratio of gross expenses to average net assets	1.11%	1.48	%(c)
Ratio of net expenses to average net assets	0.79%	0.78	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78	%(c)
Ratio of net investment loss to average net assets	(0.29)%	(0.73	)%(c)
Portfolio turnover rate	160%	7	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
(f)	Calculated based upon average shares outstanding

See Notes to Financial Statements

93

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF #
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$59.95	$55.51	$51.00	$38.56	$79.20
Income from investment operations:
Net investment income	0.04	0.53	1.13	3.48	1.40
Net realized and unrealized gain (loss) on investments	(20.37)	6.67	4.42	12.68	(40.88)
Total from investment operations	(20.33)	7.20	5.55	16.16	(39.48)
Less:
Dividends from net investment income	(0.61)	(2.76)	(1.04)	(3.72)	(1.16)
Net asset value, end of year	$39.01	$59.95	$55.51	$51.00	$38.56
Total return (a)	(33.89)%	12.92%	10.90%	41.94%	(49.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$26,329	$49,461	$48,571	$36,325	$36,155
Ratio of gross expenses to average net assets	1.07%	0.97%	1.18%	1.08%	1.20%
Ratio of net expenses to average net assets	0.98%	0.97%	0.98%	0.96%	0.94%
Ratio of net expenses, excluding interest expense, to average net assets	0.94%	0.92%	0.94%	0.94%	0.94%
Ratio of net investment income to average net assets	0.60%	0.63%	2.31%	5.29%	2.40%
Portfolio turnover rate	57%	69%	78%	50%	54%

	Gulf States Index ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.74	$27.09	$20.56	$20.10	$23.30
Income from investment operations:
Net investment income	0.94	1.04	0.51	0.62	0.80
Net realized and unrealized gain (loss) on investments	(4.55)	(0.35)	6.57	0.45	(3.20)
Total from investment operations	(3.61)	0.69	7.08	1.07	(2.40)
Less:
Dividends from net investment income	(0.94)	(1.04)	(0.55)	(0.61)	(0.80)
Net asset value, end of year	$22.19	$26.74	$27.09	$20.56	$20.10
Total return (a)	(13.42)%	2.41%	34.46%	5.30%	(10.30)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$8,875	$18,719	$16,251	$10,278	$14,070
Ratio of gross expenses to average net assets	2.77%	2.07%	2.59%	3.19%	1.94%
Ratio of net expenses to average net assets	1.00%	0.99%	0.98%	0.99%	0.98%
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	2.85%	2.80%	2.24%	2.78%	2.69%
Portfolio turnover rate	23%	77%	32%	16%	29%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

94

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	India Small-Cap Index ETF*
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$44.53	$31.31	$44.24	$35.28	$81.00
Income from investment operations:
Net investment income (loss)	0.06 (b)	0.37	0.25	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.42	13.29	(13.04)	8.64	(45.44)
Total from investment operations	0.48	13.66	(12.79)	9.00	(45.04)
Less:
Dividends from net investment income	(1.35)	(0.44)	(0.14)	(0.04)	(0.64)
Distributions from net realized capital gains	—	—	—	—	(0.04)
Total dividends and distributions	(1.35)	(0.44)	(0.14)	(0.04)	(0.68)
Net asset value, end of year	$43.66	$44.53	$31.31	$44.24	$35.28
Total return (a)	1.07%	43.65%	(28.91)%	25.54%	(55.63)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$171,370	$272,745	$110,352	$93,999	$30,881
Ratio of gross expenses to average net assets	0.78%	0.92%	1.39%	1.68%	1.72%
Ratio of net expenses to average net assets	0.78%	0.89%	0.93%	0.91%	0.85%
Ratio of net expenses, excluding interest expense, to average net assets	0.75%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	0.13%	0.82%	0.73%	0.28%	0.67%
Portfolio turnover rate	40%	120%	77%	65%	76%

	Indonesia Index ETF #
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.32	$20.98	$28.63	$28.48	$28.87
Income from investment operations:
Net investment income	0.47	0.53	0.75	0.54	0.15
Net realized and unrealized gain (loss) on investments	(5.98)	3.31	(7.68)	0.12	(0.09)
Total from investment operations	(5.51)	3.84	(6.93)	0.66	0.06
Less:
Dividends from net investment income	(0.45)	(0.50)	(0.72)	(0.51)	(0.45)
Net asset value, end of year	$18.36	$24.32	$20.98	$28.63	$28.48
Total return (a)	(22.69)%	18.34%	(24.20)%	2.31%	0.22%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$86,293	$184,831	$183,618	$405,095	$471,304
Ratio of gross expenses to average net assets	0.72%	0.66%	0.67%	0.65%	0.64%
Ratio of net expenses to average net assets	0.58%	0.58%	0.57%	0.59%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.58%	0.61%
Ratio of net investment income to average net assets	1.65%	1.80%	1.95%	1.70%	1.43%
Portfolio turnover rate	11%	12%	20%	19%	18%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
#	On February 1, 2011, the Fund effected a 3 for 1 share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.
*	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

95

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Small-Cap ETF
					For the Period
					March 20,
					2012(a) through
	For the Year Ended December 31,				December 31,
	2015	2014	2013		2012
Net asset value, beginning of period	$13.71	$11.68	$14.72		$19.89
Income from investment operations:
Net investment income	0.18	0.10	0.16		0.08
Net realized and unrealized gain (loss) on investments	(5.96)	2.53	(3.11)		(4.98)
Total from investment operations	(5.78)	2.63	(2.95)		(4.90)
Less:
Dividends from net investment income	— (e)	(0.60)	(0.09)		(0.27)
Net asset value, end of period	$7.93	$13.71	$11.68		$14.72
Total return (b)	(42.14)%	22.52%	(20.02)%		(24.65	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,949	$7,541	$5,258		$2,208
Ratio of gross expenses to average net assets	2.68%	2.30%	2.69%		2.71	%(c)
Ratio of net expenses to average net assets	0.63%	0.61%	0.61%		0.61	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.61%	0.61%		0.61	%(c)
Ratio of net investment income to average net assets	0.41%	0.73%	0.46%		0.48	%(c)
Portfolio turnover rate	35%	46%	68%		51	%(d)

	Israel ETF
			For the Period
	For the Year	For the Year	June 25,
	Ended	Ended	2013(a) through
	December 31,	December 31,	December 31,
	2015	2014	2013
Net asset value, beginning of period	$29.56	$30.04	$25.30
Income from investment operations:
Net investment income	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(0.69)	(0.05)	4.80
Total from investment operations	(0.37)	0.26	4.90
Less:
Dividends from net investment income	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—	(0.46)	—
Total dividends and distributions	(0.38)	(0.74)	(0.16)
Net asset value, end of period	$28.81	$29.56	$30.04
Total return (b)	(1.27)%	0.88%	19.39	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.85%	0.76%	0.94	%(c)
Ratio of net expenses to average net assets	0.59%	0.60%	0.59	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59	%(c)
Ratio of net investment income to average net assets	1.04%	1.03%	0.83	%(c)
Portfolio turnover rate	18%	17%	24	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

96

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.99	$22.60	$22.25	$17.24	$27.10
Income from investment operations:
Net investment income	0.45	0.80	0.74	0.84	0.81
Net realized and unrealized gain (loss) on investments	(4.72)	(4.61)	0.36	4.99	(9.92)
Total from investment operations	(4.27)	(3.81)	1.10	5.83	(9.11)
Less:
Dividends from net investment income	(0.44)	(0.80)	(0.75)	(0.82)	(0.75)
Net asset value, end of year	$13.28	$17.99	$22.60	$22.25	$17.24
Total return (a)	(23.85)%	(16.90)%	4.92%	33.82%	(33.60)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$15,269	$18,886	$30,514	$32,266	$31,034
Ratio of gross expenses to average net assets	1.11%	0.99%	1.07%	1.03%	0.84%
Ratio of net expenses to average net assets	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets	2.69%	2.91%	3.31%	3.79%	2.61%
Portfolio turnover rate	30%	19%	21%	20%	27%

	Russia ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.17	$28.69	$29.63	$26.32	$37.47
Income from investment operations:
Net investment income	0.50	0.59	0.80	0.73	0.59
Net realized and unrealized gain (loss) on investments	(0.46)	(13.45)	(1.00)	3.31	(11.16)
Total from investment operations	0.04	(12.86)	(0.20)	4.04	(10.57)
Less:
Dividends from net investment income	(0.52)	(0.66)	(0.74)	(0.73)	(0.58)
Net asset value, end of year	$14.69	$15.17	$28.69	$29.63	$26.32
Total return (a)	0.39%	(44.95)%	(0.65)%	15.35%	(28.20)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,735,849	$1,541,945	$1,187,720	$1,634,230	$1,557,002
Ratio of gross expenses to average net assets	0.72%	0.61%	0.71%	0.63%	0.62%
Ratio of net expenses to average net assets	0.63%	0.61%	0.63%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	2.98%	3.92%	2.52%	2.28%	1.25%
Portfolio turnover rate	33%	23%	27%	41%	29%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

97

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
					For the Period
					April 13,
					2011(a) through
	For the Year Ended December 31,				December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.60	$42.24	$45.15	$47.58	$74.88
Income from investment operations:
Net investment income	0.38	0.91	0.30	0.72	0.21
Net realized and unrealized loss on investments	(0.29)	(23.14)	(2.01)	(2.22)		(27.30)
Total from investment operations	0.09	(22.23)	(1.71)	(1.50)		(27.09)
Less:
Dividends from net investment income	(0.38)	(0.41)	(1.20)	(0.93)		(0.21)
Net asset value, end of period	$19.31	$19.60	$42.24	$45.15	$47.58
Total return (b)	0.48%	(52.67)%	(3.77)%	(3.17)%	(36.18	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,392	$53,573	$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets	1.19%	0.95%	1.87%	2.21%	7.02	%(c)
Ratio of net expenses to average net assets	0.69%	0.68%	0.67%	0.71%	0.67	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.67%	0.67%	0.67%	0.67	%(c)
Ratio of net investment income to average net assets	1.58%	2.42%	0.59%	1.63%	0.52	%(c)
Portfolio turnover rate	30%	32%	74%	67%	41	%(d)

	Vietnam ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.84	$18.63	$17.06	$14.76	$25.34
Income from investment operations:
Net investment income	0.55	0.51	0.59	0.35	0.19
Net realized and unrealized gain (loss) on investments	(4.11)	0.21	1.58	2.32		(10.61)
Total from investment operations	(3.56)	0.72	2.17	2.67		(10.42)
Less:
Dividends from net investment income	(0.50)	(0.49)	(0.60)	(0.37)		(0.16)
Return of capital	—	(0.02)	—	—	—
Total dividends	(0.50)	(0.51)	(0.60)	(0.37)		(0.16)
Net asset value, end of year	$14.78	$18.84	$18.63	$17.06	$14.76
Total return (b)	(18.87)%	3.95%	12.75%	18.07%		(41.11)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$379,231	$468,233	$372,634	$286,672	$198,525
Ratio of gross expenses to average net assets	0.67%	0.66%	0.72%	0.76%		0.86%
Ratio of net expenses to average net assets	0.67%	0.66%	0.72%	0.76%		0.76%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.70%	0.74%		0.76%
Ratio of net investment income to average net assets	3.29%	2.32%	2.98%	2.08%		1.00%
Portfolio turnover rate	67%	67%	48%	54%		43%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

98

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2015, offers fifty-four investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors® GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	Market Vectors® Brazil Small-Cap Index*
ChinaAMC A-Share ETF	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	Market Vectors® Egypt Index*
Gulf States Index ETF	July 22, 2008	Market Vectors® GDP GCC Index*
India Small-Cap Index ETF	August 24, 2010	Market Vectors® India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors® Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors® Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	Market Vectors® Poland Index*
Russia ETF	April 24, 2007	Market Vectors® Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors® Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors® Vietnam Index*

* Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard
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(continued)

Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
100

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2015 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Swap Agreements—The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk

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(continued)

and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC A-Share ETF, held no swap contracts during the year ended December 31, 2015. ChinaAMC A-Share ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the year ended December 31, 2015, the average monthly notional amount of the total return swap contracts in ChinaAMC A-Share ETF was $2,716,806. Outstanding total return swap contracts for the ChinaAMC A-Share ETF held at December 31, 2015 are reflected in the Schedule of Investments.

At December 31, 2015, ChinaAMC A-Share ETF held the following derivatives:

Asset Derivatives
Equity Risk
Swap contracts, at value[1]	$95,211

[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For ChinaAMC A-Share ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2015, was as follows:

Equity Risk
Realized gain(loss):
Swap contracts[2]	$652,634
Net change in unrealized appreciation (depreciation):
Swap contracts[3]	(627,565)

[2]	Statements of Operations location: Net realized gain (loss) on swap contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2015 is presented in the Schedules of Investments. Refer to related disclosure in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments, eligible for offset in the Statements of Assets and Liabilities, subject to master netting or other similar agreements, as well as financial collateral received or pledged (including cash collateral and margin) as of December 31, 2015. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss or market value of the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2015.
102

Fund	Description	Gross Amount of Recognized Assets	Gross Amount Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received*	Net Amount
ChinaAMC A- Share ETF	Swap contracts, at value	$95,211	$—	$95,211	$—	$95,211

*	Gross amounts not offset in the Statements of Assets and Liabilities

J.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitation and the amounts waived/assumed by the Adviser for the year ended December 31, 2015 are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitation	Management Fees	by the Adviser
Africa Index ETF	0.78%	$28,633	$—
Brazil Small-Cap ETF	0.59	96,760	—
ChinaAMC A-Share ETF*	0.72	475,891	—
ChinaAMC SME-ChiNext ETF*	0.78	154,646	—
Egypt Index ETF	0.94	43,410	—
Gulf States Index ETF	0.98	73,012	185,190
India Small-Cap Index ETF	0.85	—	—
Indonesia Index ETF	0.57	179,427	—
Indonesia Small-Cap ETF	0.61	34,781	107,738
Israel ETF	0.59	125,619	—
Poland ETF	0.60	95,360	1,136
Russia ETF	0.62	1,829,680	—
Russia Small-Cap ETF	0.67	226,692	—
Vietnam ETF	0.76	—	—

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

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(continued)

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$29,009,062	$28,850,798
Brazil Small-Cap ETF	66,606,070	47,090,401
ChinaAMC A-Share ETF	87,340,649	73,103,428
ChinaAMC SME-ChiNext ETF	102,246,085	73,752,090
Egypt Index ETF	25,432,325	25,460,749
Gulf States Index ETF	3,300,410	10,758,104
India Small-Cap Index ETF	95,024,494	195,202,145
Indonesia Index ETF	14,130,241	13,950,815
Indonesia Small-Cap ETF	2,511,294	2,422,066
Israel ETF	8,894,202	8,994,797
Poland ETF	5,640,100	5,653,947
Russia ETF	633,151,908	616,245,202
Russia Small-Cap ETF	13,530,356	21,764,035
Vietnam ETF	333,529,429	308,033,274

Note 5—Income Taxes—As of December 31, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Cost of Investments	Appreciation	Depreciation	(Depreciation)
Africa Index ETF	$77,939,006	$5,827,271	$(22,693,843)	$(16,866,572)
Brazil Small-Cap ETF	119,296,432	2,329,948	(56,609,147)	(54,279,199)
ChinaAMC A-Share ETF	88,528,067	18,535,543	(4,752,065)	13,783,478
ChinaAMC SME-ChiNext ETF	45,175,866	13,990,194	(2,154,129)	11,836,065
Egypt Index ETF	31,763,087	4,787,562	(9,965,749)	(5,178,187)
Gulf States Index ETF	8,943,363	2,158,718	(2,240,509)	(81,791)
India Small-Cap Index ETF	152,414,602	44,334,605	(25,545,218)	18,789,387
Indonesia Index ETF	132,325,224	1,670,931	(47,002,163)	(45,331,232)
Indonesia Small-Cap ETF	8,792,670	119,809	(2,953,872)	(2,834,063)
Israel ETF	54,670,519	3,548,879	(8,087,005)	(4,538,126)
Poland ETF	26,537,361	128,310	(8,811,380)	(8,683,070)
Russia ETF	2,489,621,683	21,885,785	(742,910,295)	(721,024,510)
Russia Small-Cap ETF	54,272,944	2,411,267	(21,323,635)	(18,912,368)
Vietnam ETF	459,458,633	42,860,988	(122,305,139)	(79,444,151)

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Africa Index ETF	$118,652	$—	$(43,335,100)	$—	$(6,674)	$(16,915,671)	$(60,138,793)
Brazil Small-Cap ETF	—	—	(159,660,312)	(43,820)	(25,084)	(54,285,382)	(214,014,598)
ChinaAMC A-Share ETF	59,595	584,046	—	—	(2,285)	13,782,369	14,423,725
ChinaAMC SME-ChiNext ETF	—	—	(4,012,695)	(69,016)	(144)	11,835,577	7,753,722
Egypt Index ETF	—	—	(26,176,673)	(46,168)	(2,920)	(5,188,298)	(31,414,059)
Gulf States Index ETF	—	—	(5,525,254)	(7,929)	(1,077)	(81,825)	(5,616,085)
India Small-Cap Index ETF	78,673	—	(45,767,053)	—	(6,397)	18,792,630	(26,902,147)
Indonesia Index ETF	266,966	—	(90,404,910)	—	(20,422)	(45,482,062)	(135,640,428)
Indonesia Small-Cap ETF	—	—	(3,451,202)	—	(320)	(2,845,271)	(6,296,793)
Israel ETF	—	—	—	(887,831)	(1,321)	(4,538,148)	(5,427,300)
Poland ETF	—	—	(14,842,247)	(782)	(2,009)	(8,685,495)	(23,530,533)
Russia ETF	—	—	(1,577,446,095)	(3,573,810)	(99,316)	(721,036,516)	(2,302,155,737)
Russia Small-Cap ETF	17,083	—	(18,064,078)	—	(1,306)	(18,914,424)	(36,962,725)
Vietnam ETF	—	—	(160,568,515)	(173,951)	(23,774)	(79,435,011)	(240,201,251)
104

The tax character of dividends paid to shareholders during the years ended December 31, 2015 and December 31, 2014 was as follows:

	2015 Dividends			2014 Dividends
	Ordinary		Long-Term	Ordinary		Return of
Fund	Income		Capital Gain	Income		Capital
Africa Index ETF	$1,309,000		$—	$2,800,900		$—
Brazil Small-Cap ETF	2,493,750		—	4,460,000		—
ChinaAMC A-Share ETF	2,986,850	*	324,300	—		—
Egypt Index ETF	409,034		—	2,275,278		—
Gulf States Index ETF	375,200		—	725,200		—
India Small-Cap Index ETF	5,350,305		—	2,599,111		—
Indonesia Index ETF	2,105,600		—	3,822,800		—
Indonesia Small-Cap ETF	1,500		—	330,000		—
Israel ETF	601,600		—	1,188,800	*	—
Poland ETF	500,250		—	795,000		—
Russia ETF	58,387,500		—	62,617,750		—
Russia Small-Cap ETF	700,327		—	1,048,827		—
Vietnam ETF	14,004,900		—	12,186,983		410,017

*	Includes short-term capital gains

Qualified late-year losses incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2015, the Funds’ intend to defer to January 1, 2016 for federal tax purposes qualified late-year losses as follows:

	Late-Year	Post-October
Fund	Ordinary Losses	Capital Losses
Brazil Small-Cap ETF	$ 43,820	$ —
ChinaAMC SME-ChiNext ETF	69,016	—
Egypt Index ETF	46,168	—
Gulf States Index ETF	7,929	—
Israel ETF	39,118	848,713
Poland ETF	782	—
Russia ETF	3,573,810	—
Vietnam ETF	173,951	—

At December 31, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016
Africa Index ETF	$8,909,786	$32,214,885	$1,095,985	$951,177	$163,267
Brazil Small-Cap ETF	32,427,681	127,232,631	—	—	—
ChinaAMC SME-ChiNext ETF	4,012,695	—	—	—	—
Egypt Index ETF	11,516,837	14,531,436	128,400	—	—
Gulf States Index ETF	470,171	2,979,697	835,393	1,233,252	6,741
India Small-Cap Index EF	34,968,513	10,798,540	—	—	—
Indonesia Index ETF	36,806,410	50,752,630	2,845,870	—	—
Indonesia Small-Cap ETF	1,898,550	1,552,652	—	—	—
Poland ETF	2,793,007	11,877,914	171,326	—	—
Russia ETF	230,703,184	855,873,990	121,306,708	349,754,000	19,808,213
Russia Small-Cap ETF	8,070,552	9,993,526	—	—	—
Vietnam ETF	43,934,949	114,773,367	1,860,199	—	—

During the year ended December 31, 2015, the following Funds utilized accumulated capital loss carryforwards: ChinaAMC A-Share ETF utilized $312,686; India Small-Cap Index ETF utilized $9,353,236.

During the year ended December 31, 2015, Russia ETF had $1,049,748 of its accumulated capital loss carryforwards expire.

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(continued)

During the year ended December 31, 2015, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, expiration of capital loss carryforwards, deemed distributions on shareholder redemptions and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Accumulated Net Investment Income/Loss	Increase (Decrease) in Accumulated Net Realized Gain/Loss	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	$696,524	$(999,795)	$303,271
Brazil Small-Cap ETF	(273,109)	307,225	(34,116)
ChinaAMC A-Share ETF	905,537	(1,758,476)	852,939
ChinaAMC SME-ChiNext ETF	75,202	259,653	(334,855)
Egypt Index ETF	348,892	101,100	(449,992)
Gulf States Index ETF	3,142	(56,824)	53,682
India Small-Cap Index EF	6,262,280	(6,073,829)	(188,451)
Indonesia Index ETF	22,633	16,280,172	(16,302,805)
Indonesia Small-Cap ETF	254,429	1,117	(255,546)
Israel ETF	49,291	(4,908,558)	4,859,267
Poland ETF	(10,167)	31,020	(20,853)
Russia ETF	(730,282)	7,194,886	(6,464,604)
Russia Small-Cap ETF	50,749	(449,651)	398,902
Vietnam ETF	(796,534)	5,543,194	(4,746,660)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by Qualified Foreign Institutional Investors (“QFII”) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. Effective November 17, 2014, Qualified Foreign institutional investors (QFIIs) and Renminbi Foreign institutional investors (RQFIIs), which includes these Funds, are exempted temporarily from capital gains tax for a period of three years.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective April 1, 2017. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. As the rules and guidelines have not yet been approved by the Indian Parliament, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6—Capital Share Transactions—As of December 31, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the

106

Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2015, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$5,417,121	$8,105,185
Brazil Small-Cap ETF	1,161,842	124,136
Egypt Index ETF	4,368,766	5,550,396
Gulf States Index ETF	—	210,167
India Small-Cap Index ETF	274,929	1,311,335
Indonesia Index ETF	907,900	63,238,643
Indonesia Small-Cap ETF	2,212,226	—
Israel ETF	24,702,315	20,861,875
Poland ETF	2,819,232	914,542
Russia ETF	814,242,064	522,435,895
Russia Small-Cap ETF	717,792	14,773,619
Vietnam ETF	33,790,110	27,199,434

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Should the Chinese government impose restrictions on the ability of ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

At December 31, 2015, the Adviser owned approximately 4.3% of ChinaAMC A-Share ETF and 7.4% of ChinaAMC SME-ChiNext ETF.

During the year ended December 31, 2015, Vietnam ETF paid $301 in commissions to Saigon Securities Inc. while being an affiliated broker of the Adviser.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

107

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Effective May 1, 2015, the Funds adopted new accounting guidance under Accounting Standards Update No. 2014-11, Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. Accordingly, the following table presents repurchase agreements held as collateral by type of security on loan pledged as of December 31, 2015:

Gross Amount of Recognized
Liabilities for Securities
Loaned in the Statements
of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$1,397,363
Egypt Index ETF	272,447
Indonesia Index ETF	727,316
Israel ETF	4,118,149
Poland ETF	2,549,644
Vietnam ETF	1,244,492

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect the 3 for 1 share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect these reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the following Funds borrowed under this Facility:

108

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	December 31, 2015
Africa Index ETF	88	$1,094,724	1.53%	$168,133
Brazil Small-Cap ETF	210	712,784	1.54	295,433
ChinaAMC A-Share ETF	147	4,662,985	1.53	—
ChinaAMC SME-ChiNext ETF	70	1,526,520	1.57	95,330
Egypt Index ETF	198	1,677,494	1.54	1,268,856
Gulf States Index ETF	198	152,046	1.53	—
India Small-Cap Index ETF	213	3,146,363	1.54	1,989,634
Indonesia Index ETF	355	543,847	1.53	439,254
Indonesia Small-Cap ETF	91	93,483	1.55	—
Israel ETF	113	253,988	1.54	—
Poland ETF	82	125,398	1.53	—
Russia ETF	222	11,815,471	1.53	35,048,339
Russia Small-Cap ETF	313	528,017	1.52	—
Vietnam ETF	192	7,820,812	1.55	4,071,689

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2015, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

109

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to India Small-Cap Index ETF), including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, China AMC A-Share ETF, China AMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, and Vietnam ETF (fourteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF), the statements of changes in net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF) of Africa Index ETF, Brazil Small-Cap ETF, China AMC A-Share ETF, China AMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, and Vietnam ETF (fourteen of the series constituting Market Vectors ETF Trust) at December 31, 2015, the results of their operations (consolidated as it relates to India Small-Cap Index ETF), the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2016

110

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2015 by the Funds is shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Africa Index ETF	$234,398	$2,759,415
ChinaAMC A-Share ETF	215,461	1,869,609
Egypt Index ETF	60,973	806,780
Gulf States Index ETF	20,376	599,150
Indonesia Index ETF	448,792	3,296,396
Indonesia Small-Cap ETF	13,343	90,272
Israel ETF	148,376	897,499
Poland ETF	36,824	682,929
Russia ETF	12,239,377	79,618,606
Russia Small-Cap ETF	120,772	1,116,589
Vietnam ETF	79,931	18,399,320

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2015.

Israel ETF	3.77%
Russia ETF	0.29%
Russia Small-Cap ETF	12.14%
111

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	54	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	65	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent Consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	54	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	65	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	54	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
112

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
113

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	MVINTLAR

ANNUAL REPORT
December 31, 2015

MARKET VECTORS

HARD ASSETS ETFs

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Oil Refiners ETF	CRAK
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Natural Resources ETF	HAP®
Solar Energy ETF	KWT®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®
1.800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2015.

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Dear Shareholder:

We are in the 14th month of the current commodities bear market at this yearend. Commodity downturns have generally lasted 18 months. If this is a normal cycle—and unless commodity prices fall much further—in our opinion, our analyses suggest a bottom occurring during the first half of 2016, with the first quarter more likely.

CRB Commodity Composite Price Index1

Source: Economagic.com (4/30/1947 – 12/31/1983); Bloomberg (1/31/1984 – Present). Note: Shaded areas are longer period of falling commodity prices (>10 months). Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Market Vectors Natural Resources ETF (NYSE Arca: HAP) may offer an interesting opportunity to participate broadly in the sector. The fund tracks the most comprehensive global natural resources index providing diverse exposure to commodity-producing companies across all commodities sectors and along the entire supply chain. Its upside capture ratio2 is also higher than the S&P Global Natural Resources Index3 and MSCI ACWI Commodity Producers Index.4

As was 2014, 2015 was not kind to energy stocks. The energy story in 2015 was, however, not one of total doom and gloom. There were some bright spots, especially when it came to alternative energy and, in particular, solar and wind power generation. The alternative energy industry was happy when, as part of a $1.15 trillion federal spending bill, federal subsidies for renewable energy, which includes both solar and wind, were extended.

Despite these punishing couple of years, we still believe in the opportunities offered by the energy ETFs in our suite of hard assets ETFs, not least because they combine both broad-based and focused funds. More specifically, looking at several different scenarios for energy going forward, we see opportunities in each.

If oil prices begin to recover supporting upstream energy companies, then we see opportunities in both Market Vectors Oil Services ETF (NYSE Arca: OIH), the largest and most liquid oil services ETF, and Market Vectors Unconventional Oil & Gas ETF (NYSE Arca: FRAK), the first and only ETF dedicated to the unconventional energy segment with a heavy concentration in exploration and production companies.

If oil prices fail to recover, or even drift lower, then the Market Vectors Oil Refiners ETF (NYSE Arca: CRAK), the first and only ETF to offer exposure to global oil refiners (which have, historically, provided differentiated energy exposure), has the potential to benefit from lower oil prices.

In light of the Paris climate talks, and subsequent agreement, investors may have a renewed interest in alternative energy. (Paired with this, any positive news out of China could be a positive in the space.) We see the opportunities in this scenario lying with the Market Vectors Global Alternative Energy ETF (NYSE Arca: GEX), which provides broad-based global alternative energy exposure, and the Market Vectors Solar Energy ETF (NYSE Arca: KWT), which provides solar energy exposure. Market Vectors Natural Reources ETF (NYSE Arca: HAP) is also one of the few broad-based natural resources ETFs to provide exposure to alternative energy.

1

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard assets space. Please stay in touch with us through our website (http://www.vaneck.com) on which we offer videos, blogs, and email subscriptions, all of which are designed to keep you up to date with your investment in Market Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the period ended December 31, 2015. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 22, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	CRB Commodity Composite Price Index measures the overall direction of commodity sectors. The CRB was designed to isolate and reveal the directional movement of prices in overall commodity trades.
[2]	Upside capture ratio measures whether an index outperformed a calculation benchmark index in periods of market strength. The calculation benchmark in this instance is the S&P® 500 Index and is for the five year period ending December 31, 2015.
[3]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
[4]	MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors.
2

Management Discussion (unaudited)

Hard Assets Market Overview

The RogersTM-Van Eck Natural Resources Index* (RVEIT), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in the hard assets producer space. For the 12 month period ending December 31, 2015, the index returned -19.49%. The table below shows average sector weightings within this index and the total return of each sector for the 12 month period ending December 31, 2015.

RVEIT Sector	Average Sector Weighting	12 Month Total Return for Period Ending December 31, 2015
Energy	41.21%	-21.69%
Agriculture	31.08%	-11.33%
Base/Industrial Metals	12.37%	-36.71%
Precious Metals	7.01%	-28.05%
Alternatives	4.20%	+18.78%
Paper & Forest Products	4.13%	-3.74%

Source: Van Eck Global; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

One out of the six sectors—alternatives—had positive returns over the 12 months ended December 31, 2015. While the alternatives sector, with the second smallest average weighting, posted the highest total return for the 12 month period, the third largest sector by average weighting, base and industrial metals, posted the worst total return for the same period.

Out of the suite of 12 Market Vectors Hard Assets ETFs that traded for the full 12 month period, a single fund, the Market Vectors Global Alternative Energy ETF (NYSE Arca: GEX) (+1.45%), posted positive total returns.

January 1 through December 31, 2015
Market Vectors Hard Assets ETFs Total Return

Note: Market Vectors Oil Refiners ETF is not included above as it was launched on August 18, 2015.

Source: Van Eck Global. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

MARKET VECTORS HARD ASSETS ETFs

(unaudited) (continued)

Agribusiness

While the agribusiness industry may have proved resilient in the first six months of the year, despite general weakness in commodities markets, the second half of the year was more challenging. The primary drivers of negative performance for the 12 month period were companies in the materials sector and, in particular, those in the fertilizer and agricultural chemical segment. Geographically, the greatest positive returns came from companies in Switzerland, while the greatest negative returns came from those in the U.S. and Canada.

Coal

If the first six months of 2015 were difficult for the coal industry, the second six months were even worse. By the end of June, coal production and consumption in the U.S. over the previous six months had already dropped approximately 8.2%1 and 12.7%2, respectively, against the same period in 2014. In mid-November, China, one of the world’s largest coal consumers, published its Energy Development Strategy Action Plan (2014 – 2020)3 in which it stated that “annual coal consumption will be held below 4.2 billion tonnes until 2020, 16.3 percent more than the 3.6 billion tonnes burned last year,” and that the share of coal in energy consumption will be reduced to under 62%. Currently, nearly two-thirds of China’s electricity alone comes from coal.4 Just one country contributed positive returns: Russia. The U.S., with an average weighting of close to 29%, detracted most from the sector’s performance.

Global Alternative Energy

Global alternative energy stocks as a whole performed strongly during the first half of 2015. While their performance was lackluster in the second half of the year, the fund recorded a positive return for the 12 month period. The strongest positive contribution came from companies involved in wind energy. The strongest contribution geographically came from companies in Denmark and Spain. Companies in the United States, with by far the largest average weighting in the sector, detracted the most from performance.

Gold Miners

Larger gold miners underperformed their junior peers over the 12 month period under review. In addition, both junior miners and their larger peers underperformed the metal over the same period. Gold prices fell approximately 10% over the course of 2015. Among the larger mining stocks, Australian companies were the only positive contributors to performance. Their performance was vastly overshadowed by the negative performance of companies in Canada (with by far the largest average weighting in the sector), the U.S., and South Africa. Among the juniors, while Australian companies contributed somewhat more to performance than did their larger peers, their positive performance was, once again, vastly overshadowed by the negative performance of companies in Canada (with, again, by far the largest average weighting in the sector), the U.S. and South Africa.

Oil Refiners

By December 31, the Fund had only been trading a little over four months. During that period, however, refiners benefited from continuing low crude oil prices and, subsequently, low refinery feedstock prices. Refiners out of South Korea and Australia were top contributors to performance for the period while exposure to refiners in the U.S. and Poland detracted the most from performance.

Oil Services

Hit by the precipitous drop in oil prices at the start of the year, their halting rise from mid-March through to early-June, and decline thereafter, oil services stocks were on a roller coaster during the first six months of 2015. As oil prices continued their erratic fall thereafter, the second half of the year also proved challenging, with oil services stocks never again regaining the levels recorded in the first half of the year, not least because of the swinging cuts in both capex and opex (capital expenditure and operating expenditure) made across the spectrum of companies involved in oil production. By the end of June, the total U.S. rig count stood at 859, having, in the middle of the month hit its lowest level since January 2003.5 This was a decline of 53%6 since December 26, 2014. By the end of the year, the rig count had fallen to 698, a drop of 61%7 since the beginning of the year. Oil service stocks in the U.S., by far the largest average weighting in the sector, detracted the most from performance.

4

Rare Earth and Strategic Metals

Despite Molycorp (sold by Fund by period end), the only U.S. rare earth producer of rare earths, filing for Chapter 11 bankruptcy protection at the end of June,8 the subsequent suspension of operations at its Mountain Pass mine in October,9 and the announcement by China’s top six producers that they would produce 10% less in 2016,10 rare earth prices saw a lackluster second half of 2015. While cuts may have helped short term, illegal production continued to exert downward pressure on prices.11 Companies operating in Australia and Argentina, involved specifically in the mining and refining of rare earths, and lithium and boron respectively, were the greatest contributors to performance. The greatest detractors from performance included companies involved in both titanium and molybdenum. Large- and mid-cap companies performed considerably better than their small-cap peers during the period under review.

Natural Resources

Only one sector, alternatives, contributed positively to performance during the period under review. Within the sector, companies involved in wind energy generation were particularly strong performers. All five other sectors detracted from performance, with energy companies, constituting the largest segment of the natural resources industry, the worst performers, and paper and forest products companies detracting the least from performance.

Solar Energy

Despite performing strongly in the first half of 2015, solar energy stocks languished in the second half of the year and posted a loss for the full 12 month period under review. Within the sector, the strongest contribution came from companies in Germany, followed by those in France and Canada. Companies in U.S., followed by China, were the most significant detractors from performance.

Steel

If first half of 2015 was hard for the steel industry, so, too, was the second half of the year. While, on year-on-year terms, the global consumption of steel fell throughout 2015,12 the market not only remained hugely oversupplied, but capacity utilization also fell,13 especially in China—which accounts for over 50% of total global production. Xu Lejiang, chairman of China’s second largest steel producer, Shanghai Baosteel Group, was quoted as saying, in October, that Chinese steelmakers were “bleeding cash.”14 With the two largest average weightings in the sector during the period under review, the U.S. and Brazil were the two greatest detractors from performance. Russian companies were the greatest positive contributors to the Fund’s return for the period.

Unconventional Oil & Gas

During the 12 month period, unconventional energy companies continued suffer from the fall in oil prices that occurred toward the end of 2014 and continued into and through 2015: capital expenditure was slashed across the industry and the U.S. onshore rig count dropped dramatically. Having dropped to 859 by the end of June, a decline of 53%15 for the six-month period, by the end of the year the total U.S. rig count had fallen to 698, a decline of approximately 61% for the full 12 month period. More explicitly, the oil component of this count fell 64% during the year from 1,482 to 536.16 Having already fallen nearly 46% in 2014, to end the year at $53.27 per barrel, by the end of December 2015, West Texas Intermediate (WTI) front month crude prices had fallen to $37.04 per barrel, a decline of 30% over the 12 month period. U.S. stocks (on average approximately 80% of the fund by weight during the period under review) detracted most from performance.

Uranium and Nuclear Energy

Performance in 2015 was negative. Utility companies, with the largest average weighting over the period under review, produced the vast majority of the sector’s negative total return. Geographically, companies in the U.S., followed by those in Japan, detracted most from performance, while South Korea was the only country to contribute positively to performance, and only minimally.

In Japan, Kyushu Electric Power (1.7% of Fund net assets†) announced that, on August 31, Sendai 1 had reached 100% capacity and that, on November 19, its 846 megawatt Sendai 2 pressurized water reactor in Kagoshima prefecture “had attained full commercial operation”. However, the remaining 43 of the country’s

5

MARKET VECTORS HARD ASSETS ETFs

(unaudited) (continued)

operable reactors are still shut.17 While, in the U.K., the nuclear industry received a boost in October with the announcement that China would invest about US$9 billion for a 33% share in a new reactor to be built at Hinkley Point18 in Somerset, England, in the U.S., the viability of nuclear energy production remains in question.19

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

*	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015, unless otherwise stated.

[1]	EIA: July 2015 – Monthly Energy Review, http://www.eia.gov/totalenergy/data/monthly/archive/00351507.pdf
[2]	EIA: September 2015 – Monthly Energy Review, http://www.eia.gov/totalenergy/data/monthly/archive/00351509.pdf
[3]	Xinhuanet: China unveils energy strategy, targets for 2020, http://news.xinhuanet.com/english/china/2014-11/19/c_133801014.htm
[4]	Washington Post: China confronts the pain of kicking its coal addiction, https://www.washingtonpost.com/world/china-confronts-the-pain-of-kicking-its-coal-addiction/2015/10/28/24f23586-882b-43c3-ab4a-e223749293dd_story.html
[5]	Market Realist: Is the Rig Count Decline Finally Slowing down?, http://marketrealist.com/2015/06/rig-count-decline-finally-slowing/
[6]	Source: Baker Hughes data: http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NTg1MzY2fENoaWxkSUQ9MjkzODgxfFR5cGU9MQ==&t=1
[7]	Source: Baker Hughes data: http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NjA2NDI3fENoaWxkSUQ9MzE4ODIyfFR5cGU9MQ==&t=1
[8]	Reuters: CORRECTED-Rare earths miner Molycorp files for Chapter 11 bankruptcy, http://www.reuters.com/article/2015/06/25/molycorpbankruptcy-idUSL3N0ZB2OX20150625
[9]	The Wall Street Journal: A Rare-Earths Economics Lesson, http://www.wsj.com/articles/a-rare-earths-economics-lesson-1445467896
[10]	Reuters: Cuts in China’s rare earth output not enough to revive hard-hit market, http://www.reuters.com/article/2015/11/06/rareearths-outlook-idUSL8N12U4A720151106#GQuM3uGHFy1R0CEw.97
[11]	Ibid.
[12]	Business Insider Australia: China’s steel industry is going from bad to worse, http://www.businessinsider.com.au/chinas-steel-industry-heavily-indebted-and-plagued-by-overcapacity-is-going-from-bad-to-worse-2015-11
[13]	Ibid.
[14]	Ibid.
[15]	Source: Baker Hughes data: http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NjA2NDI3fENoaWxkSUQ9MzE4ODIyfFR5cGU9MQ==&t=1
[16]	Ibid.
[17]	Nuclear Energy Institute: Japan Nuclear Update, http://www.nei.org/News-Media/News/Japan-Nuclear-Update
[18]	World Nuclear News: Momentum at last for UK nuclear industry?, http://www.world-nuclear-news.org/V-Momentum-at-last-for-UK-nuclear-industry-27101501.html
[19]	Public Radio International: Nuclear reactor closings in the US continue to roil the energy industry, http://www.pri.org/stories/2015-11-22/nuclear-reactor-closings-us-continue-roil-energy-industry
6

AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVMOOTR[2]
One Year	(8.97)%	(8.96)%	(9.17)%
Five Years	(0.76)%	(0.68)%	(0.29)%
Life* (annualized)	3.13%	3.15%	3.59%
Life* (cumulative)	29.31%	29.47%	34.16%
* since 8/31/2007

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the Market Vectors® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Agribusiness ETF was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.55% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

7

AGRIBUSINESS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Agribusiness Index (MVMOOTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Market Vectors Global Agribusiness Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Agribusiness ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

8

COAL ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVKOLTR[2]
One Year	(55.45)%	(55.14)%	(55.10)%
Five Year	(31.60)%	(31.49)%	(31.20)%
Life* (annualized)	(19.44)%	(19.39)%	(18.93)%
Life* (cumulative)	(82.16)%	(82.08)%	(81.25)%
* since 1/10/2008

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the Market Vectors® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Coal ETF was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

9

COAL ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Market Vectors Global Coal Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Coal ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

10

GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	AGIXLT[2]
One Year	2.11%	1.45%	1.54%
Five Year	(0.47)%	(0.63)%	(1.12)%
Life* (annualized)	(7.68)%	(7.73)%	(8.05)%
Life* (cumulative)	(49.95)%	(50.18)%	(51.69)%
* since 5/3/2007

Commencement dates for the Market Vectors Global Alternative Energy ETF was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.62% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

11

GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

12

GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	GDMNTR[2]
One Year	(24.73)%	(24.93)%	(24.79)%
Five Year	(25.36)%	(25.35)%	(25.00)%
Life* (annualized)	(9.84)%	(9.84)%	(9.41)%
Life* (cumulative)	(63.12)%	(63.13)%	(61.38)%
* since 5/16/2006

Commencement date for the Market Vectors Gold Miners ETF was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.52% / Net Expense Ratio 0.52%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

13

GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

NYSE Arca Gold Miners Index (the “Index”), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of the Index or results to be obtained by any person from using the Index in connection with trading the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com

14

JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVGDXJTR[2]
One Year	(19.15)%	(19.48)%	(19.15)%
Five Year	(33.00)%	(32.96)%	(32.51)%
Life* (annualized)	(21.06)%	(21.05)%	(20.72)%
Life* (cumulative)	(76.60)%	(76.57)%	(75.96)%
* since 11/10/2009

Commencement date for the Market Vectors Junior Gold Miners ETF was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.56% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

15

JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

[2]	Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Market Vectors Global Junior Gold Miners Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Junior Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

16

NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	RVEIT[2]
One Year	(19.96)%	(19.48)%	(19.49)%
Five Year	(5.31)%	(5.22)%	(5.05)%
Life* (annualized)	(3.63)%	(3.60)%	(3.39)%
Life* (cumulative)	(23.74)%	(23.61)%	(22.37)%
* since 8/29/2008

Effective May 1, 2014, the name of the index that the Fund seeks to replicate changed from The RogersTM-Van Eck Hard Assets Producers Index to The RogersTM-Van Eck Natural Resources Index (the “Index”). In connection with that change, the Board of Trustees of the Trust approved changing the Fund’s name to Market Vectors Natural Resources ETF and, accordingly, the Fund’s investment objective changed such that the Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of The RogersTM-Van Eck Natural Resources Index.

Commencement date for the Market Vectors Natural Resources ETF was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.75% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

17

NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Natural Resources Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors Natural Resources ETF (HAP). Market Vectors Natural Resources ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

18

OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVCRAKTR[2]
Life* (cumulative)	0.41%	0.16%	0.59%
* since 8/18/2015

Commencement date for the Market Vectors Oil Refiners ETF was 8/18/2015.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/18/15) to the first day of secondary market trading in shares of the Fund (8/19/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 4.98% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Global Oil Refiners Index (MVCRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining

Market Vectors US Global Oil Refiners Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that MVCRAKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Oil Refiners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

OIL REFINERS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

20

OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVOIHTR[2]
One Year	(24.61)%	(24.58)%	(24.95)%
Life* (annualized)	(6.87)%	(7.08)%	(7.15)%
Life* (cumulative)	(24.95)%	(25.61)%	(25.84)%
* since 12/20/2011

Commencement date for the Market Vectors Oil Services ETF was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.39% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

21

OIL SERVICES ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Market Vectors US Listed Oil Services 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Oil Services ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

22

RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVREMXTR[2]
One Year	(44.21)%	(43.76)%	(44.11)%
Five Year	(30.58)%	(30.13)%	(30.37)%
Life* (annualized)	(27.01)%	(26.75)%	(27.15)%
Life* (cumulative)	(80.42)%	(80.04)%	(80.60)%
* since 10/27/2010

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.82% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

23

RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Market Vectors Global Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

24

SOLAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVKWTTR[2]
One Year	(7.72)%	(8.09)%	(11.73)%
Five Year	(15.88)%	(15.91)%	(17.63)%
Life* (annualized)	(24.49)%	(24.45)%	(25.42)%
Life* (cumulative)	(88.49)%	(88.44)%	(89.54)%
* since 4/21/2008

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the Market Vectors® Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Solar Energy ETF was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.08% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

25

SOLAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Solar Energy Index (MVKWTTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Market Vectors Global Solar Energy Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Solar Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

26

STEEL ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	STEEL[2]
One Year	(42.12)%	(42.03)%	(42.16)%
Five Year	(20.79)%	(20.76)%	(20.60)%
Life* (annualized)	(5.26)%	(5.25)%	(4.96)%
Life* (cumulative)	(39.27)%	(39.22)%	(37.46)%
* since 10/10/2006

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.69% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

27

STEEL ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (the “Index”) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Steel ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of the Index or the results to be obtained by any person from the using the Index in connection with trading the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

28

UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVFRAKTR[2]
One Year	(38.21)%	(38.60)%	(38.67)%
Life* (annualized)	(13.89)%	(13.96)%	(13.87)%
Life* (cumulative)	(44.03)%	(44.19)%	(43.98)%
* since 2/14/2012

Commencement date for the Market Vectors Unconventional Oil & Gas ETF was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

29

UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Market Vectors Global Unconventional Oil & Gas Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Unconventional Oil & Gas ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

30

URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVNLRTR[2]
One Year	(9.49)%	(9.26)%	(9.81)%
Five Years	(5.69)%	(5.59)%	(6.01)%
Life* (annualized)	(7.36)%	(7.33)%	(7.29)%
Life* (cumulative)	(47.32)%	(47.16)%	(46.98)%
* since 8/13/2007

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.70% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

31

URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited) (continued)

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Market Vectors® Global Uranium & Nuclear Energy Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

32

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

33

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2015- December 31, 2015
Agribusiness ETF
Actual	$1,000.00	$867.70	0.52%	$2.45
Hypothetical**	$1,000.00	$1,022.58	0.52%	$2.65
Coal ETF
Actual	$1,000.00	$573.60	0.60%	$2.38
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Global Alternative Energy ETF
Actual	$1,000.00	$896.50	0.62%	$2.96
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Gold Miners ETF
Actual	$1,000.00	$779.00	0.52%	$2.33
Hypothetical**	$1,000.00	$1,022.58	0.52%	$2.65
Junior Gold Miners ETF
Actual	$1,000.00	$803.50	0.56%	$2.55
Hypothetical**	$1,000.00	$1,022.38	0.56%	$2.85
Natural Resources ETF
Actual	$1,000.00	$814.20	0.50%	$2.29
Hypothetical**	$1,000.00	$1,022.68	0.50%	$2.55
Oil Refiners ETF #
Actual	$1,000.00	$1,000.00	0.59%	$2.97
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Oil Services ETF
Actual	$1,000.00	$776.50	0.35%	$1.57
Hypothetical**	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$639.70	0.58%	$2.40
Hypothetical**	$1,000.00	$1,022.28	0.58%	$2.96
Solar Energy ETF
Actual	$1,000.00	$824.30	0.65%	$2.99
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Steel ETF
Actual	$1,000.00	$675.60	0.55%	$2.32
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80
Unconventional Oil & Gas ETF
Actual	$1,000.00	$653.60	0.54%	$2.25
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$968.50	0.61%	$3.03
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
#	Expenses are equal to the Fund’s annualized expense ratio (for the period from August 18, 2015 (commencement of operations) to December 31, 2015) multiplied by the average account value over the period, multiplied by the number of days since commencement of operations divided by the number of days in the fiscal year.
34

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 99.9%
Australia: 3.3%
4,741,354	Incitec Pivot Ltd. #	$13,526,734
558,727	Nufarm Ltd. #	3,368,982
1,850,209	Treasury Wine Estates Ltd. #	11,091,388
		27,987,104
Canada: 8.5%
345,868	Agrium, Inc. (USD) †	30,899,847
2,356,120	Potash Corp. of Saskatchewan, Inc. (USD)	40,336,774
		71,236,621
Chile: 0.4%
164,849	Sociedad Quimica y Minera de Chile SA (ADR)	3,133,779
China / Hong Kong: 2.6%
13,036,000	China Huishan Dairy Holdings Co. Ltd. † #	4,985,348
8,396,000	Goldin Financial Holdings Ltd. * † #	16,437,831
		21,423,179
Denmark: 0.5%
132,363	Bakkafrost P/F (NOK) #	3,899,625
Germany: 2.0%
639,298	K+S AG #	16,289,687
Indonesia: 0.7%
1,052,476	Astra Agro Lestari Tbk PT #	1,199,712
24,099,700	Charoen Pokphand Indonesia Tbk PT #	4,490,854
		5,690,566
Israel: 0.8%
1,703,621	Israel Chemicals Ltd. (USD)	6,899,665
Japan: 7.8%
3,556,130	Kubota Corp. #	54,891,732
519,000	Nippon Meat Packers, Inc. #	10,163,877
		65,055,609
Malaysia: 2.8%
4,492,300	Felda Global Ventures Holdings Bhd #	1,781,033
9,259,855	IOI Corp. Bhd #	9,590,287
1,172,370	Kuala Lumpur Kepong Bhd #	6,235,671
1,623,300	PPB Group Bhd #	5,992,908
		23,599,899
Netherlands: 0.5%
185,578	OCI NV * #	4,580,308
Norway: 3.8%
902,013	Marine Harvest ASA (ADR) †	11,888,531
459,406	Yara International ASA #	19,758,925
		31,647,456
Russia: 1.1%
428,263	PhosAgro OAO (GDR) # Reg S	5,492,880
1,372,941	Uralkali PJSC * #	3,327,611
		8,820,491
Number
of Shares		Value

Singapore: 1.9%
1,641,300	First Resources Ltd. #	$2,216,105
17,845,745	Golden Agri-Resources Ltd. #	4,260,437
4,395,151	Wilmar International Ltd. #	9,063,860
		15,540,402
South Africa: 0.2%
251,922	Tongaat Hulett Ltd.	1,513,272
South Korea: 0.4%
112,785	Komipharm International Co. Ltd. * #	3,677,182
Switzerland: 8.1%
861,394	Syngenta AG (ADR) †	67,817,550
Taiwan: 0.4%
2,488,000	Taiwan Fertilizer Co. Ltd. #	3,245,588
Thailand: 1.0%
16,552,436	Charoen Pokphand Foods (NVDR) #	8,362,046
Ukraine: 0.2%
146,390	Kernel Holding SA #	1,777,189
United Kingdom: 2.2%
2,682,742	CNH Industrial NV (USD) †	18,349,955
United States: 50.7%
149,055	AGCO Corp. †	6,765,606
66,428	Andersons, Inc.	2,101,118
1,315,436	Archer-Daniels-Midland Co.	48,250,192
64,225	Balchem Corp.	3,904,880
385,236	Bunge Ltd.	26,303,914
520,384	CF Industries Holdings, Inc.	21,236,871
695,564	Deere & Co. †	53,050,666
326,514	FMC Corp.	12,776,493
166,992	IDEXX Laboratories, Inc. *	12,177,057
701,496	Monsanto Co.	69,111,386
842,215	Mosaic Co.	23,236,712
82,394	Neogen Corp. *	4,656,909
212,978	Pilgrim’s Pride Corp. †	4,704,684
58,167	Sanderson Farms, Inc. †	4,509,106
142,997	Toro Co.	10,448,791
331,857	Tractor Supply Co.	28,373,774
717,605	Tyson Foods, Inc.	38,269,875
1,124,481	Zoetis, Inc.	53,885,130
		423,763,164
Total Common Stocks (Cost: $973,765,041)		834,310,337
MONEY MARKET FUND: 0.0% (Cost: $188,225)
188,225	Dreyfus Government Cash Management Fund	188,225
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $973,953,266)		834,498,562

See Notes to Financial Statements

35

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 12.3%
Repurchase Agreements: 12.3%
$24,451,460	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $24,452,384; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $24,940,489 including accrued interest)	$24,451,460
24,451,460	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $24,452,411; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $24,940,489 including accrued interest)	24,451,460
24,451,460	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $24,452,221; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $24,940,559 including accrued interest)	24,451,460
Principal
Amount		Value

$5,146,876	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $5,147,059; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $5,249,868 including accrued interest)	$5,146,876
24,451,460	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $24,452,357; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $24,940,489 including accrued interest)	24,451,460
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $102,952,716)		102,952,716
Total Investments: 112.2% (Cost: $1,076,905,982)		937,451,278
Liabilities in excess of other assets: (12.2)%		(101,900,286)
NET ASSETS: 100.0%		$835,550,992

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $98,562,807.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $229,707,800 which represents 27.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	3.4%	$28,373,774
Consumer Staples	26.7	222,651,032
Financials	2.0	16,437,831
Health Care	8.9	74,396,278
Industrials	17.2	143,506,750
Materials	41.8	348,944,672
Money Market Fund	0.0	188,225
	100.0%	$834,498,562

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$27,987,104	$—	$27,987,104
Canada	71,236,621	—	—	71,236,621
Chile	3,133,779	—	—	3,133,779
China / Hong Kong	—	21,423,179	—	21,423,179
Denmark	—	3,899,625	—	3,899,625
Germany	—	16,289,687	—	16,289,687
Indonesia	—	5,690,566	—	5,690,566
Israel	6,899,665	—	—	6,899,665
Japan	—	65,055,609	—	65,055,609
Malaysia	—	23,599,899	—	23,599,899
Netherlands	—	4,580,308	—	4,580,308
Norway	11,888,531	19,758,925	—	31,647,456
Russia	—	8,820,491	—	8,820,491
Singapore	—	15,540,402	—	15,540,402
South Africa	1,513,272	—	—	1,513,272
South Korea	—	3,677,182	—	3,677,182
Switzerland	67,817,550	—	—	67,817,550
Taiwan	—	3,245,588	—	3,245,588
Thailand	—	8,362,046	—	8,362,046
Ukraine	—	1,777,189	—	1,777,189
United Kingdom	18,349,955	—	—	18,349,955
United States	423,763,164	—	—	423,763,164
Money Market Fund	188,225	—	—	188,225
Repurchase Agreements	—	102,952,716	—	102,952,716
Total	$604,790,762	$332,660,516	$—	$937,451,278

During the period ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $13,235,737 and transfers of securities from Level 2 to Level 1 were $5,569,730. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2015:

Common Stocks
China / Hong Kong
Balance as of December 31, 2014	$1,352,155
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	(1,352,155)
Balance as of December 31, 2015	$—

Transfers from Level 3 to Level 1 resulted primarily from security resuming trading activity.

See Notes to Financial Statements

37

COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 99.8%
Australia: 18.1%
847,225	Aurizon Holdings Ltd. #	$2,685,353
741,162	New Hope Corp. Ltd. #	990,970
196,928	Washington H Soul Pattinson & Co. Ltd. #	2,499,281
1,878,294	Whitehaven Coal Ltd. * #	946,540
		7,122,144
Canada: 10.1%
704,028	Teck Cominco Ltd. (USD)	2,717,548
148,159	Westshore Terminals Investment Corp.	1,242,569
		3,960,117
China / Hong Kong: 22.9%
4,573,095	China Coal Energy Co. Ltd. #	1,746,330
2,069,908	China Shenhua Energy Co. Ltd. #	3,232,122
11,448,067	Fushan International Energy Group Ltd. #	1,470,412
20,660,000	National United Resources
	Holdings Ltd. * #	633,151
415,196	Yanzhou Coal Mining Co. Ltd. (ADR)	1,901,598
		8,983,613
Indonesia: 17.2%
50,780,315	Adaro Energy Tbk PT #	1,876,477
1,856,352	Indo Tambangraya Megah Tbk PT #	766,337
3,136,400	Tambang Batubara Bukit Asam Tbk PT #	1,017,038
2,546,400	United Tractors Tbk PT #	3,100,530
		6,760,382
Number
of Shares		Value

Philippines: 5.1%
691,080	Semirara Mining and Power Corp. #	$2,000,629
Poland: 1.2%
54,283	Lubelski Wegiel Bogdanka SA #	455,364
South Africa: 4.0%
554,706	Exxaro Resources Ltd. #	1,572,715
Thailand: 5.3%
4,677,800	Banpu PCL (NVDR) #	2,068,723
United States: 15.9%
189,508	Cloud Peak Energy, Inc. *	394,177
259,949	Consol Energy, Inc.	2,053,597
35,298	FreightCar America, Inc.	685,840
145,944	Joy Global, Inc.	1,840,354
61,654	Peabody Energy Corp.	473,503
228,273	SunCoke Energy, Inc.	792,107
		6,239,578
Total Common Stocks: 99.8% (Cost: $118,167,679)		39,163,265
Other assets less liabilities: 0.2%		84,413
NET ASSETS: 100.0%		$39,247,678

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,061,972 which represents 69.0% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	1.6%	$633,151
Energy	61.3	23,995,401
Industrials	24.4	9,554,646
Materials	12.7	4,980,067
	100.0%	$39,163,265

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$7,122,144	$—	$7,122,144
Canada	3,960,117	—	—	3,960,117
China / Hong Kong	1,901,598	7,082,015	—	8,983,613
Indonesia	—	6,760,382	—	6,760,382
Philippines	—	2,000,629	—	2,000,629
Poland	—	455,364	—	455,364
South Africa	—	1,572,715	—	1,572,715
Thailand	—	2,068,723	—	2,068,723
United States	6,239,578	—	—	6,239,578
Total	$12,101,293	$27,061,972	$—	$39,163,265

There were no transfers between levels during the period ended December 31, 2015.

See Notes to Financial Statements

39

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 99.5%
Austria: 0.7%
47,788	Verbund - Oesterreichische Elektrizis AG †	$615,677
Canada: 1.8%
58,457	Canadian Solar, Inc. (USD) * †	1,692,915
China / Hong Kong: 11.3%
1,331,000	China High Speed Transmission Equipment Group Co. Ltd. * #	1,065,331
4,355,000	China Longyuan Power Group Corp. Ltd. #	3,274,828
460,000	Dongfang Electric Corp. Machinery Co. Ltd. #	466,175
14,683,000	GCL-Poly Energy Holdings Ltd. #	2,183,091
41,434	JinkoSolar Holding Co. Ltd. (ADR) * †	1,146,479
93,150	Trina Solar Ltd. (ADR) * †	1,026,513
623,600	Xinjiang Goldwind Science & Technology Co. Ltd. † #	1,188,910
		10,351,327
Denmark: 9.9%
130,159	Vestas Wind Systems A/S #	9,086,708
Germany: 4.1%
84,224	Nordex SE * #	2,956,895
14,789	SMA Solar Technology AG * † #	817,517
		3,774,412
Italy: 4.8%
2,163,607	Enel Green Power SpA #	4,395,858
Japan: 3.4%
151,304	Kurita Water Industries Ltd. #	3,165,889
Philippines: 1.9%
12,963,400	Energy Development Corp. #	1,702,728
Spain: 7.9%
273,780	EDP Renovaveis SA #	2,152,559
298,633	Gamesa Corp. Tecnologica SA #	5,110,469
		7,263,028
United States: 53.7%
163,392	Covanta Holding Corp. †	2,530,942
141,915	Cree, Inc. * †	3,784,873
165,845	Eaton Corp. Plc	8,630,574
61,017	EnerSys, Inc.	3,412,681
103,801	First Solar, Inc. *	6,849,828
49,618	Green Plains Renewable Energy, Inc.	1,136,252
51,425	Itron, Inc. *	1,860,556
38,667	Power Integrations, Inc.	1,880,376
85,391	Solarcity Corp. * †	4,356,649
431,940	SunEdison, Inc. * †	2,198,574
80,266	Sunpower Corp. * †	2,408,783
38,082	Tesla Motors, Inc. * †	9,140,061
56,687	Veeco Instruments, Inc. *	1,165,485
		49,355,634
Total Common Stocks (Cost: $97,794,790)		91,404,176
RIGHTS: 0.0% (Cost: $0)
China / Hong Kong: 0.0%
2,936,600	GCL-Poly Energy Holdings Ltd. Rights (HKD 1.12, expiring 01/20/16) * # §	11,367
Number
of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $96,268)
96,268	Dreyfus Government Cash Management Fund	$96,268
Total Investments Before Collateral for Securities Loaned: 99.6% (Cost: $97,891,058)		91,511,811

Principal
Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 25.0%
Repurchase Agreements: 25.0%
$5,449,371	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $5,449,577; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $5,558,359 including accrued interest)	5,449,371
5,449,371	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $5,449,541; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $5,558,374 including accrued interest)	5,449,371
1,147,012	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $1,147,053; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $1,169,964 including accrued interest)	1,147,012
5,449,371	Repurchase agreement dated 12/31/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.31%, due 1/4/16, proceeds $5,449,559; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 11/15/42 to 2/20/45, valued at $5,558,358 including accrued interest)	5,449,371
5,449,371	Repurchase agreement dated 12/31/15 with Mizuho Securities USA, Inc., 0.30%, due 1/4/16, proceeds $5,449,553; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/13/16 to 3/1/44, valued at $5,558,358 including accrued interest)	5,449,371
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $22,944,496)		22,944,496
Total Investments: 124.6% (Cost: $120,835,554)		114,456,307
Liabilities in excess of other assets: (24.6)%		(22,599,472)
NET ASSETS: 100.0%		$91,856,835

See Notes to Financial Statements

40

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $22,244,345.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37,578,325 which represents 40.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $11,367 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	10.0%	$9,140,061
Energy	1.2	1,136,252
Industrials	45.9	41,971,223
Information Technology	29.5	27,026,357
Utilities	13.3	12,141,650
Money Market Fund	0.1	96,268
	100.0%	$91,511,811

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$615,677	$—	$—	$615,677
Canada	1,692,915	—	—	1,692,915
China / Hong Kong	2,172,992	8,178,335	—	10,351,327
Denmark	—	9,086,708	—	9,086,708
Germany	—	3,774,412	—	3,774,412
Italy	—	4,395,858	—	4,395,858
Japan	—	3,165,889	—	3,165,889
Philippines	—	1,702,728	—	1,702,728
Spain	—	7,263,028	—	7,263,028
United States	49,355,634	—	—	49,355,634
Rights
China / Hong Kong	—	11,367	—	11,367
Money Market Fund	96,268	—	—	96,268
Repurchase Agreements	—	22,944,496	—	22,944,496
Total	$53,933,486	$60,522,821	$—	$114,456,307

During the period ended December 31, 2015, transfers of securities from Level 2 to Level 1 were $ 867,504. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

41

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 100.0%
Australia: 12.6%
94,861,323	Evolution Mining Ltd. ‡ #	$96,237,854
25,261,313	Newcrest Mining Ltd. * #	238,650,924
39,020,164	Northern Star Resources Ltd. ‡ #	79,223,331
39,240,747	OceanaGold Corp. ‡ † #	76,440,254
32,553,516	Regis Resources Ltd. ‡ #	55,027,961
		545,580,324
Canada: 50.2%
7,987,796	Agnico-Eagle Mines Ltd. (USD)	209,919,279
16,692,568	Alamos Gold, Inc. (USD) ‡	54,918,549
60,277,905	B2GOLD Corp. (USD) ‡ * †	61,483,463
35,325,086	Barrick Gold Corp. (USD)	260,699,135
15,384,292	Centerra Gold, Inc. ‡	72,984,295
11,110,808	Detour Gold Corp. ‡ *	115,259,336
46,599,970	Eldorado Gold Corp. (USD) ‡	138,401,911
4,745,243	Franco-Nevada Corp. (USD) †	217,094,867
25,178,191	Goldcorp, Inc. (USD)	291,059,888
25,453,452	IAMGOLD Corp. (USD) ‡ * †	36,143,902
74,554,789	Kinross Gold Corp. (USD) ‡ *	135,689,716
33,111,210	New Gold, Inc. (USD) ‡ *	76,818,007
6,137,732	Osisko Gold Royalties Ltd. ‡	60,400,833
9,863,076	Pan American Silver Corp. (USD) ‡ †	64,109,994
19,136,894	Semafo, Inc. ‡ *	48,355,408
16,728,527	Silver Wheaton Corp. (USD)	207,768,305
61,559,087	Yamana Gold, Inc. (USD) ‡	114,499,902
		2,165,606,790
China / Hong Kong: 4.0%
1,727,559,000	G-Resources Group Ltd. ‡ #	41,016,138
56,862,500	Zhaojin Mining Industry Co. Ltd. ‡ † #	32,224,294
375,152,000	Zijin Mining Group Ltd. ‡ † #	98,209,214
		171,449,646
Peru: 1.6%
16,578,310	Cia de Minas Buenaventura SA (ADR) ‡	70,955,167
South Africa: 9.7%
26,458,275	AngloGold Ashanti Ltd. (ADR) ‡ *	187,853,752
50,602,427	Gold Fields Ltd. (ADR) ‡	140,168,723
14,894,302	Sibanye Gold Ltd. (ADR) ‡	90,706,299
		418,728,774
United Kingdom: 6.8%
74,922,069	Cenatamin Plc ‡ #	70,939,054
3,568,568	Randgold Resources Ltd. (ADR) †	221,001,416
		291,940,470
United States: 15.1%
18,937,269	Alacer Gold Corp. (CAD) ‡ *	33,672,921
24,588,881	Hecla Mining Co. ‡	46,472,985
16,046,672	Newmont Mining Corp.	288,679,629
4,268,751	Royal Gold, Inc. ‡	155,681,349
14,771,859	Tahoe Resources, Inc. ‡ †	128,072,018
		652,578,902
Total Common Stocks (Cost: $8,040,057,876)		4,316,840,073
MONEY MARKET FUND: 0.1% (Cost: $2,004,786)
2,004,786	Dreyfus Government Cash Management Fund	2,004,786
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $8,042,062,662)		4,318,844,859
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.7%
Repurchase Agreements: 1.7%
$17,785,221	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $17,785,893; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $18,140,926 including accrued interest)	$17,785,221
17,785,221	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $17,785,913; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $18,140,926 including accrued interest)	17,785,221
17,785,221	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $17,785,774; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $18,140,976 including accrued interest)	17,785,221
3,743,626	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $3,743,759; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $3,818,538 including accrued interest)	3,743,626
17,785,221	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $17,785,873; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $18,140,926 including accrued interest)	17,785,221
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $74,884,510)		74,884,510
Total Investments: 101.8% (Cost: $8,116,947,172)		4,393,729,369
Liabilities in excess of other assets: (1.8)%		(77,011,592)
NET ASSETS: 100.0%		$4,316,717,777

See Notes to Financial Statements

42

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $67,010,415.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $787,969,024 which represents 18.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	89.6%	$3,870,416,771
Precious Metals & Minerals	3.0	128,072,018
Silver	7.4	318,351,284
Money Market Fund	0.0	2,004,786
	100.0%	$4,318,844,859

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2015 is set forth below:

	Value		Sales	Realized Gain	Dividend	Value
Affiliates	12/31/14	Purchases	Proceeds	(Loss)	Income	12/31/15
Alacer Gold Corp.	$35,854,750	$26,627,860	$(23,514,775)	$(1,273,356)	$—	$33,672,921
Alamos Gold, Inc.	55,054,167	142,814,478	(84,714,345)	(68,753,849)	5,903,849	54,918,549
AngloGold Ashanti Ltd.	213,905,978	156,038,844	(132,414,665)	(113,276,818)	—	187,853,752
AuRico Gold, Inc.	49,623,717	24,089,509	(66,753,222)	(32,125,021)	584,927	—
B2GOLD Corp.	90,268,950	60,894,804	(47,678,766)	(11,840,929)	—	61,483,463
Cenatamin Plc	64,162,567	46,143,768	(40,704,712)	6,187,746	2,324,941	70,939,054
Centerra Gold, Inc.	74,741,382	54,135,499	(47,333,112)	(389,006)	2,007,360	72,984,295
Cia de Minas Buenaventura SA	159,759,741	101,083,785	(92,548,931)	(80,067,815)	—	70,955,167
Coeur d’Alene Mines Corp.	32,050,319	27,745,493	(38,447,592)	(75,688,680)	—	—
Detour Gold Corp.	78,405,696	79,241,022	(64,867,679)	6,493,162	—	115,259,336
Eldorado Gold Corp.	235,952,883	159,328,565	(106,777,220)	(77,930,707)	699,165	138,401,911
Evolution Mining Ltd.	—	108,686,958	(19,202,901)	223,821	458,518	96,237,854
First Majestic Silver Corp.	35,768,464	20,770,256	(39,371,805)	(70,732,304)	—	—
Gold Fields Ltd.	212,936,056	128,347,272	(95,377,923)	(56,039,396)	1,069,268	140,168,723
G-Resources Group Ltd.	38,016,881	32,621,987	(29,256,662)	1,494,828	1,183,885	41,016,138
Harmony Gold Mining Co. Ltd.	49,971,160	28,587,216	(41,144,163)	(120,337,650)	—	—
Hecla Mining Co.	62,161,127	44,523,021	(35,775,867)	(11,549,537)	251,480	46,472,985
IAMGOLD Corp.	61,699,863	36,617,605	(28,112,650)	(23,100,109)	—	36,143,902
Kinross Gold Corp.	195,679,481	117,846,356	(90,667,934)	(157,207,577)	—	135,689,716
New Gold, Inc.	131,532,502	70,928,401	(53,995,679)	(36,668,672)	—	76,818,007
Northern Star Resources Ltd.	—	109,126,786	(37,939,500)	518,891	1,534,483	79,223,331
OceanaGold Corp.	30,704,143	65,295,079	(21,362,805)	(416,738)	881,456	76,440,254
Osisko Gold Royalties Ltd.	—	114,497,220	(29,939,237)	(1,810,370)	613,545	60,400,833
Pan American Silver Corp.	84,506,674	57,209,909	(46,415,822)	(14,670,672)	2,886,828	64,109,994
Primero Mining Corp.	37,245,005	20,375,987	(43,282,112)	(41,180,820)	—	—
Regis Resources Ltd.	—	55,180,058	(359,982)	30,765	—	55,027,961
Rio Alto Mining Ltd.	48,992,680	11,084,553	(54,953,721)	546,229	—	—
Royal Gold, Inc.	231,210,200	144,929,103	(100,874,350)	(6,316,910)	2,966,948	155,681,349
Semafo, Inc.	43,279,325	38,015,515	(28,932,166)	(3,392,460)	—	48,355,408
Sibanye Gold Ltd.	103,070,198	75,378,317	(57,782,797)	3,946,494	3,691,178	90,706,299
Tahoe Resources, Inc.	—	234,635,539	(43,414,902)	(2,471,301)	1,782,562	128,072,018
Yamana Gold, Inc.	214,666,726	138,725,675	(99,323,720)	(115,991,993)	3,959,637	114,499,902
Zhaojin Mining Industry Co. Ltd.	26,600,864	21,161,394	(18,791,385)	(1,242,915)	508,313	32,224,294
Zijin Mining Group Ltd.	100,106,563	73,744,646	(69,911,785)	6,834,986	5,494,236	98,209,214
	$2,797,928,062	$2,626,432,480	$(1,831,944,887)	$(1,098,198,683)	$38,802,579	$2,381,966,630

See Notes to Financial Statements

43

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$545,580,324	$—	$545,580,324
Canada	2,165,606,790	—	—	2,165,606,790
China / Hong Kong	—	171,449,646	—	171,449,646
Peru	70,955,167	—	—	70,955,167
South Africa	418,728,774	—	—	418,728,774
United Kingdom	221,001,416	70,939,054	—	291,940,470
United States	652,578,902	—	—	652,578,902
Money Market Fund	2,004,786	—	—	2,004,786
Repurchase Agreements	—	74,884,510	—	74,884,510
Total	$3,530,875,835	$862,853,534	$—	$4,393,729,369

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

44

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 100.2%
Australia: 21.8%
56,657,178	Beadell Resources Ltd. ‡ † #	$5,792,241
62,310,832	Evolution Mining Ltd. #	63,215,024
15,008,486	Kingsgate Consolidated Ltd. ‡ * † #	4,038,167
35,243,162	Northern Star Resources Ltd. ‡ #	71,554,817
36,793,736	OceanaGold Corp. (CAD) ‡	69,926,904
26,305,156	Regis Resources Ltd. ‡ † #	44,465,829
25,938,221	Resolute Mining Ltd. * #	4,718,952
44,145,829	Saracen Mineral Holdings Ltd. ‡ * † #	19,708,944
		283,420,878
Canada: 57.0%
16,055,666	Alamos Gold, Inc. (USD) ‡	52,823,141
8,413,338	Argonaut Gold, Inc. ‡ *	7,207,452
11,570,673	Asanko Gold, Inc. ‡ * †	16,909,125
50,045,948	B2Gold Corp. (USD) ‡ * †	51,046,867
6,028,059	Continental Gold, Inc. * †	6,813,082
6,216,613	Dundee Precious Metals, Inc. * †	5,728,360
7,234,294	Endeavour Silver Corp. (USD) ‡ * †	10,272,697
11,270,363	First Majestic Silver Corp. (USD) ‡ * †	36,854,087
8,172,422	Fortuna Silver Mines, Inc. (USD) ‡ *	18,387,950
6,859,504	Guyana Goldfields, Inc. * †	15,209,324
25,975,307	IAMGOLD Corp. (USD) ‡ * †	36,884,936
4,124,605	Kirkland Lake Gold, Inc. ‡ *	14,371,239
30,630,426	Lake Shore Gold Corp. ‡ *	24,696,622
2,751,774	MAG Silver Corp. * †	19,354,137
14,246,440	McEwen Mining, Inc. (USD) ‡ †	15,101,226
13,337,480	Novagold Resources, Inc. (USD) * †	56,150,791
5,471,610	Osisko Gold Royalties Ltd. ‡	53,845,590
8,203,576	Pan American Silver Corp. (USD) ‡ †	53,323,244
10,334,949	Premier Gold Mines Ltd. ‡ * †	19,641,686
7,169,133	Pretium Resources, Inc. (USD) * †	36,132,430
8,428,633	Primero Mining Corp. (USD) ‡ *	19,217,283
8,417,156	Sandstorm Gold Ltd. (USD) ‡ * †	22,137,120
3,018,946	Seabridge Gold, Inc. (USD) ‡ * †	25,027,062
16,162,136	Semafo, Inc. ‡ *	40,838,743
5,733,873	Silver Standard Resources, Inc. (USD) ‡ * †	29,701,462
11,220,218	Silvercorp Metals, Inc. ‡	5,331,037
3,539,254	Sulliden Mining Capital, Inc. ‡ *	636,969
21,529,365	Teranga Gold Corp. ‡ *	7,594,406
44,336,364	Torex Gold Resources, Inc. ‡ *	40,215,837
		741,453,905
Cayman Islands: 1.6%
3,872,051	Endeavour Mining Corp. (CAD) ‡ *	21,268,267
China / Hong Kong: 5.0%
18,445,485	China Gold International Resources Corp. Ltd. (CAD) * †	27,619,760
286,272,000	China Precious Metal Resources Holdings Co. Ltd. ‡ * † #	10,849,757
1,134,741,000	G-Resources Group Ltd. #	26,941,305
19,287,400	Real Gold Mining Ltd. * # §	—
		65,410,822
South Africa: 1.5%
20,324,225	Harmony Gold Mining Co. Ltd. (USD) *	18,881,205
Turkey: 1.1%
3,489,818	Koza Altin Isletmeleri AS #	14,691,136
Number
of Shares		Value

United Kingdom: 5.0%
59,760,420	Cenatamin Plc ‡ #	$56,583,430
8,682,794	Highland Gold Mining Ltd.	7,294,616
38,603,767	Patagonia Gold Plc *	995,717
		64,873,763
United States: 7.2%
14,438,602	Alacer Gold Corp. (CAD) ‡ * †	25,673,707
7,849,163	Coeur d’Alene Mines Corp. ‡ * †	19,465,924
3,884,848	Gold Resource Corp. ‡ †	6,448,848
21,920,306	Hecla Mining Co. ‡	41,429,378
71,691	Paramount Gold Nevada Corp. * †	74,559
		93,092,416
Total Common Stocks (Cost: $1,761,867,693)		1,303,092,392

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.8%
Repurchase Agreements: 4.8%
$15,023,603	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $15,024,171; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $ 15,324,075 including accrued interest)	15,023,603
15,023,603	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $15,024,187; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $ 15,324,075 including accrued interest)	15,023,603
15,023,603	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $15,024,070; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $ 15,324,118 including accrued interest)	15,023,603
3,162,280	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $3,162,392; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $ 3,225,559 including accrued interest)	3,162,280

See Notes to Financial Statements

45

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Repurchase Agreements: (continued)
$15,023,603	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $15,024,154; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $ 15,324,075 including accrued interest)	$15,023,603
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $63,256,692)		63,256,692
Total Investments: 105.0% (Cost: $1,825,124,385)		1,366,349,084
Liabilities in excess of other assets: (5.0)%		(65,667,634)
NET ASSETS: 100.0%		$1,300,681,450

CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $58,372,818.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $322,559,602 which represents 24.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	42.3%	$551,740,749
Materials	52.6	685,299,270
Precious Metals & Minerals	0.5	6,724,077
Silver	4.6	59,328,296
	100.0%	$1,303,092,392

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2015 is set forth below:

	Value			Sales	Realized Gain	Dividend	Value
Affiliates	12/31/14		Purchases	Proceeds	(Loss)	Income	12/31/15
Alacer Gold Corp.	$30,975,520		$16,049,961	$(17,587,512)	$181,085	$—	$—	(b)
Alamos Gold, Inc.	52,094,504		116,613,998	(66,680,259)	(17,821,302)	4,432,364	52,823,141
Allied Nevada Gold Corp.	6,202,778		1,000,254	(1,000,076)	(28,088,934)	—	—
Argonaut Gold, Inc.	15,455,253		5,674,580	(7,404,921)	(12,371,412)	—	7,207,452
Asanko Gold, Inc.	17,401,087		10,602,017	(9,812,143)	(2,257,895)	—	16,909,125
AuRico Gold, Inc.	58,337,962		10,931,870	(63,000,919)	(6,166,827)	607,291	—
B2Gold Corp.	—		56,425,004	—	—	—	51,046,867
Beadell Resources Ltd.	8,822,317		4,357,914	(2,653,280)	(2,344,961)	434,263	5,792,241
Cenatamin Plc	80,951,255		25,854,862	(48,891,594)	(2,460,325)	1,895,700	56,583,430
China Precious Metal Resources Holdings Co. Ltd.	—	(a)	9,617,185	(7,561,025)	(4,040,625)	—	10,849,757
Coeur d’Alene Mines Corp.	33,543,936		15,880,356	(16,662,821)	(3,077,183)	—	19,465,924
Continental Gold Inc.	11,300,658		18,336,453	(20,145,613)	(12,140,564)	—	—	(b)
DRDGOLD Ltd.	5,192,261		1,949,181	(6,639,659)	(6,305,775)	—	—
Endeavour Mining Corp.	11,464,177		9,902,486	(6,127,797)	(1,895,727)	—	21,268,267
Endeavour Silver Corp.	16,274,609		5,833,902	(6,287,719)	(5,698,787)	—	10,272,697
First Majestic Silver Corp.	48,717,167		26,898,960	(24,657,710)	(833,283)	—	36,854,087
Fortuna Silver Mines, Inc.	31,743,506		11,414,112	(7,604,924)	(1,002,003)	—	18,387,950
Gold Resource Corp.	12,415,889		5,471,924	(5,171,403)	(2,284,408)	414,985	6,448,848
Great Panther Silver Ltd.	6,415,211		1,178,718	(4,375,030)	(8,824,585)	—	—
Harmony Gold Mining Co. Ltd.	47,284,787		15,672,984	(16,895,932)	(10,611,866)	—	—	(b)
Hecla Mining Co.	75,112,771		23,361,392	(41,657,797)	1,654,072	229,859	41,429,378
IAMGOLD Corp.	84,036,193		23,270,653	(32,049,939)	(8,170,828)	—	36,884,936
Kingsgate Consolidated Ltd.	8,402,461		3,004,726	(3,537,387)	(1,307,634)	—	4,038,167
Kirkland Lake Gold, Inc.	10,691,953		10,801,242	(9,642,320)	867,124	—	14,371,239
Lake Shore Gold Corp.	21,023,120		10,941,877	(13,275,518)	1,803,188	—	24,696,622
McEwen Mining, Inc.	15,121,820		6,874,244	(5,629,394)	(4,173,612)	63,925	15,101,226
Medusa Mining Ltd.	6,717,260		3,371,047	(6,835,381)	(18,704,742)	—	—

See Notes to Financial Statements

46

	Value		Sales	Realized Gain	Dividend	Value
Affiliates (continued)	12/31/14	Purchases	Proceeds	(Loss)	Income	12/31/15
Midway Gold Corp.	$8,325,992	$1,320,460	$(1,098,946)	$(11,196,134)	$—	$—
Northern Star Resources Ltd.	47,886,864	24,699,726	(34,345,320)	11,446,472	1,310,354	71,554,817
OceanaGold Corp.	38,366,189	21,237,578	(24,271,331)	(3,174,070)	949,827	69,926,904
Osisko Gold Royalties Ltd.	—	117,928,307	(46,599,588)	(126,360)	522,755	53,845,590
Pan American Silver Corp.	—	90,501,942	(14,772,566)	(3,619,025)	795,930	53,323,244
Paramount Gold and Silver Corp.	10,774,185	1,839,139	(4,531,870)	(1,428,645)	712,041	—
Perseus Mining Ltd.	7,266,429	2,831,930	(10,993,114)	(7,052,077)	—	—
Premier Gold Mines Ltd.	17,606,006	8,224,272	(9,277,226)	(1,660,044)	—	19,641,686
Pretium Resources, Inc.	42,922,393	27,093,402	(27,129,733)	(2,270,910)	—	—	(b)
Primero Mining Corp.	34,708,865	13,310,728	(17,034,421)	(6,344,155)	—	19,217,283
Regis Resources Ltd.	49,556,231	18,538,407	(21,151,813)	(6,046,784)	1,162,772	44,465,829
Rio Alto Mining Ltd.	54,084,299	7,787,369	(63,615,488)	870,671	—	—
Romarco Minerals, Inc.	17,003,244	29,952,699	(16,546,548)	(9,865,722)	—	—
Rubicon Minerals Corp.	22,806,787	6,491,936	(9,515,741)	(30,243,703)	—	—
Sandstorm Gold Ltd.	25,036,203	11,631,736	(8,242,910)	(3,071,194)	—	22,137,120
Saracen Mineral Holdings Ltd.	10,229,869	6,281,655	(8,475,295)	903,222	—	19,708,944
Seabridge Gold, Inc.	21,592,909	11,294,605	(8,262,442)	(2,803,589)	—	25,027,062
Semafo, Inc.	42,813,604	17,305,901	(17,924,478)	(349,713)	—	40,838,743
Silver Lake Resources Ltd.	5,853,241	1,259,031	(5,116,450)	(13,500,851)	—	—
Silver Standard Resources, Inc.	26,700,369	16,935,064	(16,162,262)	990,503	—	29,701,462
Silvercorp Metals, Inc.	16,413,426	4,931,714	(6,303,801)	(7,151,075)	96,459	5,331,037
Sulliden Mining Capital, Inc.	1,283,390	—	—	—	—	636,969
Tanzanian Royalty Exploration Corp.	4,856,646	556,257	(4,297,671)	(14,311,347)	—	—
Teranga Gold Corp.	8,191,876	4,488,583	(4,871,838)	(261,102)	—	7,594,406
Timmins Gold Corp.	9,526,798	8,209,718	(5,617,140)	(17,747,388)	—	—
Torex Gold Resources, Inc.	50,726,173	18,026,501	(18,328,616)	(8,072,193)	—	40,215,837
Troy Resources Ltd.	4,469,637	2,112,998	(6,223,745)	(9,773,194)	—	—
	$1,294,700,080	$926,083,560	$(862,498,426)	$(301,936,216)	$13,628,525	$973,598,287

(a) Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

(b) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$69,926,904	$213,493,974	$—	$283,420,878
Canada	741,453,905	—	—	741,453,905
Cayman Islands	21,268,267	—	—	21,268,267
China / Hong Kong	27,619,760	37,791,062	0	65,410,822
South Africa	18,881,205	—	—	18,881,205
Turkey	—	14,691,136	—	14,691,136
United Kingdom	8,290,333	56,583,430	—	64,873,763
United States	93,092,416	—	—	93,092,416
Repurchase Agreements	—	63,256,692	—	63,256,692
Total	$980,532,790	$385,816,294	$0	$1,366,349,084

During the period ended December 31, 2015, transfers of securities from Level 2 to Level 1 were $6,439,772. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

47

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2015:

Common Stocks
China / Hong Kong
Balance as of December 31, 2014	$3,039,646
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(3,039,646)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2015	$0

See Notes to Financial Statements

48

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 100.4%
Argentina: 0.1%
2,564	Cresud S.A.C.I.F. y A (ADR) *	$33,076
2,969	YPF SA (ADR)	46,673
		79,749
Australia: 3.9%
78,795	Alumina Ltd. † #	65,654
13,056	Bega Cheese Ltd. #	69,967
102,281	BHP Billiton Ltd. #	1,314,234
18,014	BlueScope Steel Ltd. #	57,419
4,159	Caltex Australia Ltd. #	113,502
54,224	Fortescue Metals Group Ltd. † #	72,856
15,818	GrainCorp. Ltd. #	98,634
13,337	Iluka Resources Ltd. #	58,902
50,737	Newcrest Mining Ltd. * #	479,327
18,021	Oil Search Ltd. #	87,576
26,862	Origin Energy Ltd. #	90,723
23,095	Santos Ltd. #	61,416
6,146	Select Harvests Ltd. #	37,786
169,595	South32 Ltd. * #	130,078
10,915	Woodside Petroleum Ltd. #	227,044
		2,965,118
Austria: 0.3%
2,168	OMV AG #	61,514
4,315	Verbund – Oesterreichische Elektrizis AG †	55,592
3,462	Voestalpine AG #	105,852
		222,958
Brazil: 0.6%
11,549	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	53,125
22,112	Cia Siderurgica Nacional SA (ADR)	21,579
5,350	Fibria Celulose SA	70,170
28,489	Gerdau SA (ADR)	34,187
22,932	Petroleo Brasileiro SA (ADR) * †	98,608
4,150	SLC Agricola SA	17,256
48,192	Vale SA (ADR) †	158,552
		453,477
Canada: 10.1%
14,469	Agnico-Eagle Mines Ltd. (USD)	380,245
11,970	Agrium, Inc. (USD)	1,069,400
5,316	ARC Resources Ltd.	63,910
61,610	B2Gold Corp. *	62,093
77,423	Barrick Gold Corp. (USD)	571,382
12,615	Cameco Corp. (USD)	155,543
16,862	Canadian Natural Resources Ltd. (USD) †	368,097
1,411	Canadian Solar, Inc. (USD) * †	40,863
1,804	Canfor Corp. *	26,220
10,541	Centerra Gold, Inc.	50,007
11,356	Detour Gold Corp. *	117,803
1,512	Domtar Corp. (USD)	55,868
47,630	Eldorado Gold Corp. (USD)	141,461
13,307	Enbridge, Inc. (USD)	441,659
13,029	EnCana Corp. (USD)	66,318
21,969	First Quantum Minerals Ltd.	81,923
55,184	Goldcorp, Inc. (USD)	637,927
4,549	Husky Energy, Inc.	46,862
3,917	Imperial Oil Ltd. (USD)	127,381
76,204	Kinross Gold Corp. (USD) *	138,691
Number
of Shares		Value

Canada: (continued)
19,954	Lundin Mining Corp. *	$54,586
16,228	New Gold, Inc. *	37,617
10,081	Pan American Silver Corp. (USD)	65,527
72,335	Potash Corp. of Saskatchewan, Inc. (USD)	1,238,375
26,842	Silver Wheaton Corp. (USD)	333,378
22,271	Suncor Energy, Inc.	574,592
14,814	Teck Cominco Ltd. (USD) †	57,182
2,863	Tourmaline Oil Corp. *	46,064
10,923	TransCanada Corp. (USD)	355,981
65,541	Turquoise Hill Resources Ltd. *	165,610
1,621	West Fraser Timber Co. Ltd.	61,300
62,921	Yamana Gold, Inc. (USD)	117,033
		7,750,898
Chile: 0.3%
89,133	Aguas Andinas SA	45,734
12,253	Antofagasta Plc (GBP) #	84,269
29,045	Empresas CMPC SA	62,669
12,075	Inversiones Aguas Metropolitanas SA	17,029
		209,701
China / Hong Kong: 2.0%
34,800	Angang New Steel Co. Ltd. #	14,001
191,314	China Agri-Industries Holdings Ltd. * #	65,264
63,700	China Coal Energy Co. Ltd. #	24,325
33,200	China Gas Holdings Ltd. #	47,704
42,600	China Hongqiao Group Ltd. #	25,229
248,200	China Modern Dairy Holdings Ltd. #	64,128
115,800	China Molybdenum Co. Ltd. (Class H) #	21,536
28,600	China Oilfield Services Ltd. (Class H) #	24,576
392,227	China Petroleum & Chemical Corp. #	235,539
52,491	China Shenhua Energy Co. Ltd. #	81,964
247,279	CNOOC Ltd. #	257,359
11,400	Dongfang Electric Corp. Machinery Co. Ltd. #	11,553
76,900	Fosun International Ltd. #	119,493
63,000	Huaneng Power International, Inc. #	53,946
40,700	Jiangxi Copper Co. Ltd. (Class H) #	48,038
52,100	Kunlun Energy Co. Ltd. #	46,260
41,300	Lee & Man Paper Manufacturing Ltd. #	22,972
54,600	Maanshan Iron and Steel Co. Ltd. (Class H) * † #	11,629
40,457	Nine Dragons Paper Holdings Ltd. #	23,757
324,640	PetroChina Co. Ltd. (Class-H) #	212,520
10,800	Tianjin Capital Environmental Protection Group Co. Ltd. #	8,352
28,500	Yanzhou Coal Mining Co. Ltd. #	13,215
57,900	Zhaojin Mining Industry Co. Ltd. † #	32,812
384,161	Zijin Mining Group Ltd. † #	100,568
		1,566,740
Denmark: 0.7%
7,573	Vestas Wind Systems A/S #	528,689
Finland: 0.3%
1,975	Neste Oil Oyj † #	58,921
9,801	Outokumpu Oyj * † #	28,699
13,704	Stora Enso Oyj (R Shares) #	123,862
		211,482

See Notes to Financial Statements

49

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

France: 3.1%
12,050	Suez Environnement Co. #	$225,282
1,796	Technip SA #	89,279
37,569	Total SA #	1,683,573
16,344	Veolia Environnement SA #	387,613
		2,385,747
Germany: 0.7%
1,074	Aurubis AG #	54,361
1,128	BayWa AG #	34,717
166	KWS Saat AG	49,950
2,105	Nordex SE * #	73,901
1,226	Salzgitter AG #	29,948
13,890	ThyssenKrupp AG #	275,233
		518,110
Hungary: 0.1%
983	MOL Hungarian Oil & Gas Plc #	47,828
India: 0.5%
12,185	Reliance Industries Ltd. (GDR) # Reg S 144A	371,858
2,043	Vedanta Resources Plc (GBP) #	8,228
		380,086
Indonesia: 0.1%
27,344	Astra Agro Lestari Tbk PT #	31,169
242,400	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	22,967
		54,136
Ireland: 0.2%
5,646	Smurfit Kappa Group Plc #	145,244
Italy: 0.8%
41,433	ENI SpA #	615,365
3,876	Saipem SpA * † #	31,316
		646,681
Japan: 4.2%
9,700	Calbee, Inc. #	409,281
13,000	Daido Steel Co. #	51,917
3,100	Daio Paper Corp. † #	26,562
9,800	Dowa Holdings Co. Ltd. † #	70,405
6,617	Hitachi Metals Ltd. † #	81,574
3,700	Hokuetsu Kishu Paper Co. Ltd. #	21,786
16,700	Inpex Holdings, Inc. #	162,671
18,364	JFE Holdings, Inc. † #	288,119
38,500	JX Holdings, Inc. #	161,453
116,535	Kobe Steel Ltd. #	126,512
3,865	Kurita Water Industries Ltd. † #	80,871
42,029	Mitsubishi Materials Corp. #	132,267
2,700	Nippon Paper Industries #	43,639
30,200	Nippon Steel Corp. † #	596,931
24,014	Nippon Suisan Kaisha Ltd. #	134,285
23,250	Nisshin Seifun Group, Inc. #	379,462
23,776	OJI Paper Co. Ltd. #	95,476
5,870	Rengo Co. Ltd. † #	25,075
4,083	Sumitomo Forestry Co. Ltd. #	55,047
17,423	Sumitomo Metal Mining Ltd. † #	211,321
4,900	TonenGeneral Sekiyu KK #	41,331
1,500	Yamato Kogyo Co. Ltd. #	38,215
		3,234,200
Number
of Shares		Value

Luxembourg: 0.5%
8,914	Adecoagro SA (USD) *	$109,553
32,377	ArcelorMittal † #	136,549
3,637	Tenaris SA (ADR)	86,561
1,502	Ternium SA (ADR)	18,670
		351,333
Malaysia: 0.7%
18,851	Genting Plantation Bhd	46,540
246,194	IOI Corp. Bhd #	254,979
35,978	Kuala Lumpur Kepong Bhd #	191,362
44,400	Kulim Malaysia Bhd #	38,922
4,600	Petronas Dagangan Bhd #	26,655
		558,458
Mexico: 0.8%
17,250	Gruma, SAB de CV	241,454
136,464	Grupo Mexico, SAB de CV	290,688
8,187	Industrias Penoles, SAB de CV	84,007
		616,149
Netherlands: 1.2%
652	Core Laboratories NV (USD) †	70,898
37,799	Royal Dutch Shell Plc (GBP) #	861,299
		932,197
Norway: 1.9%
29,631	Marine Harvest ASA #	398,693
43,522	Norsk Hydro ASA #	161,781
16,210	Statoil ASA #	226,085
15,251	Yara International ASA #	655,941
		1,442,500
Peru: 0.3%
12,275	Cia de Minas Buenaventura SA (ADR)	52,537
5,921	Southern Copper Corp. (USD) †	154,657
		207,194
Poland: 0.2%
4,334	KGHM Polska Miedz SA #	69,443
4,743	Polski Koncern Naftowy Orlen SA † #	81,104
25,451	Polskie Gornictwo Naftowe I Gazownictwo SA #	32,997
		183,544
Portugal: 0.1%
6,415	Galp Energia, SGPS, SA #	74,824
4,432	Portucel-Empresa Productora de Pasta e Papel SA #	17,230
		92,054
Russia: 1.9%
8,642	Evraz Plc (GBP) * #	9,321
7,469	Lukoil PJSC (ADR) #	241,782
3,560	Magnitogorsk Iron & Steel Works (GDR) # Reg S	11,880
21,183	MMC Norilsk Nickel PJSC (ADR) #	268,447
1,075	Novatek OAO (GDR) # Reg S	88,542
2,674	Novolipetsk Steel (GDR) # Reg S	22,756
93,002	OAO Gazprom (ADR) #	345,804
7,067	PhosAgro OAO (GDR) # Reg S	90,641
15,664	Polymetal International (GBP) #	134,005
16,327	Rosneft Oil Co. (GDR) # Reg S	56,913
5,606	Severstal OAO (GDR) # Reg S	46,838
14,860	Surgutneftegas OJSC (ADR) #	68,925
3,691	Tatneft PAO (ADR) #	97,617
		1,483,471

See Notes to Financial Statements

50

Number
of Shares		Value

Singapore: 0.8%
595,619	Golden Agri-Resources Ltd. #	$142,196
45,700	Olam International Ltd. #	58,531
213,564	Wilmar International Ltd. #	440,420
		641,147
South Africa: 1.3%
3,944	Anglo American Platinum Ltd. * #	47,407
26,725	AngloGold Ashanti Ltd. (ADR) *	189,747
46,094	Gold Fields Ltd. (ADR)	127,680
42,491	Impala Platinum Holdings Ltd. * † #	68,603
8,837	Mondi Plc (GBP) #	173,176
22,992	Northern Platinum Ltd. * #	38,943
11,204	Sappi Ltd. * #	46,982
7,820	Sasol Ltd. #	210,707
43,782	Sibanye Gold Ltd. #	66,275
		969,520
South Korea: 1.2%
2,341	Hyundai Steel Co. #	98,649
424	Korea Zinc Co. Ltd. #	168,879
2,469	POSCO #	345,861
922	SK Energy Co. Ltd. * #	101,117
620	S-Oil Corp. #	41,532
1,737	Woongjin Coway Co. Ltd. #	123,678
27	Young Poong Corp. #	25,227
		904,943
Spain: 0.5%
4,250	Acerinox SA #	43,333
7,551	Gamesa Corp. Tecnologica SA #	129,219
1,409	Pescanova SA * # §	—
15,964	Repsol YPF SA #	175,679
		348,231
Sweden: 1.0%
5,641	BillerudKorsnas AB #	104,530
8,718	Boliden AB #	146,251
1,226	Holmen AB (B Shares) #	37,917
3,307	Lundin Petroleum AB * #	47,779
5,624	SSAB AB (B Shares) * #	12,587
15,345	Svenska Cellulosa AB (B Shares) #	445,272
		794,336
Switzerland: 4.7%
186,516	Glencore Xstrata Plc (GBP) * #	247,107
8,068	Syngenta AG #	3,159,733
5,267	Transocean, Inc. (USD) †	65,205
12,002	Weatherford International Plc (USD) *	100,697
		3,572,742
Taiwan: 0.4%
396,172	China Steel Corp. #	215,984
26,420	Formosa Petrochemical Corp. #	63,195
		279,179
Thailand: 0.2%
21,500	PTT Exploration & Production PCL (NVDR) #	34,090
13,100	PTT PCL (NVDR) #	88,247
		122,337
Turkey: 0.1%
56,890	Eregli Demir ve Celik Fabrikalari TAS #	59,151
1,889	Tupras-Turkiye Petrol Rafinerileri AS * #	45,015
		104,166
Number
of Shares		Value

United Kingdom: 7.5%
44,307	Anglo American Plc #	$194,345
52,405	BG Group Plc #	759,500
280,475	BP Plc #	1,457,244
78,492	Centrica Plc #	251,984
86,070	CNH Industrial NV (USD)	588,719
22,306	DS Smith Plc #	130,454
3,628	Ensco Plc CL A (USD)	55,835
3,728	Noble Corp Plc (USD) †	39,330
13,905	Pennon Group Plc #	176,369
3,944	Petrofac Ltd. #	46,253
6,108	Randgold Resources Ltd. (ADR)	378,268
38,665	Rio Tinto Plc #	1,125,513
8,053	Severn Trent Plc #	257,375
23,046	United Utilities Group Plc #	317,263
		5,778,452
United States: 47.1%
6,370	AGCO Corp. †	289,134
41,755	Alcoa, Inc.	412,122
3,481	Allegheny Technologies, Inc.	39,161
1,241	American States Water Co.	52,060
7,828	Anadarko Petroleum Corp.	380,284
2,258	Andersons, Inc.	71,421
5,824	Apache Corp.	258,993
5,962	Aqua America, Inc.	177,668
51,692	Archer-Daniels-Midland Co.	1,896,063
6,718	Baker Hughes, Inc.	310,036
12,340	Bunge Ltd.	842,575
6,377	Cabot Oil & Gas Corp.	112,809
2,945	Cameron International Corp. *	186,124
1,566	Carpenter Technology Corp.	47,403
20,190	CF Industries Holdings, Inc.	823,954
3,635	Cheniere Energy, Inc. *	135,404
7,973	Chesapeake Energy Corp. †	35,879
28,995	Chevron Corp.	2,608,390
1,457	Cimarex Energy Co.	130,227
1,989	Concho Resources, Inc. *	184,699
19,022	ConocoPhillips	888,137
1,265	Continental Resources, Inc. *	29,070
3,483	Cree, Inc. * †	92,892
14,269	Darling International, Inc. *	150,110
27,006	Deere & Co. †	2,059,748
5,952	Devon Energy Corp.	190,464
993	Diamond Offshore Drilling, Inc. †	20,952
8,468	EOG Resources, Inc.	599,450
2,349	EQT Corp.	122,453
64,136	Exxon Mobil Corp.	4,999,401
2,558	First Solar, Inc. *	168,802
3,512	FMC Technologies, Inc. *	101,883
36,840	Freeport-McMoRan Copper & Gold, Inc.	249,407
7,884	Graphic Packaging Holding Co.	101,152
13,184	Halliburton Co.	448,783
1,662	Helmerich & Payne, Inc. †	89,000
3,703	Hess Corp.	179,521
2,817	HollyFrontier Corp.	112,370
6,197	Ingredion, Inc.	593,920
9,975	International Paper Co.	376,057
1,281	Itron, Inc. *	46,347
28,190	Kinder Morgan, Inc.	420,595
978	Lindsay Corp. †	70,807

See Notes to Financial Statements

51

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

United States: (continued)
3,438	Louisiana-Pacific Corp. * †	$61,918
10,434	Marathon Oil Corp.	131,364
38,100	Monsanto Co.	3,753,612
29,049	Mosaic Co.	801,462
2,492	Murphy Oil Corp.	55,945
4,368	Nabors Industries Ltd.	37,172
5,788	National Oilwell Varco, Inc.	193,840
2,491	Newfield Exploration Co. *	81,107
35,170	Newmont Mining Corp.	632,708
6,558	Noble Energy, Inc.	215,955
10,187	Nucor Corp.	410,536
11,766	Occidental Petroleum Corp.	795,499
1,508	Oceaneering International, Inc.	56,580
3,223	ONEOK, Inc.	79,479
1,165	Ormat Technologies, Inc.	42,488
2,334	Packaging Corp. of America	147,159
7,315	Phillips 66	598,367
5,526	Pilgrim’s Pride Corp. †	122,069
2,302	Pioneer Natural Resources Co.	288,625
2,610	Range Resources Corp. †	64,232
2,283	Reliance Steel & Aluminum Co.	132,209
2,081	Royal Gold, Inc.	75,894
19,429	Schlumberger Ltd.	1,355,173
734	Schweitzer-Mauduit International, Inc.	30,821
23	Seaboard Corp. *	66,579
5,923	Southwestern Energy Co. * †	42,113
10,345	Spectra Energy Corp.	247,659
7,718	Steel Dynamics, Inc.	137,921
8,042	Stillwater Mining Co. *	68,920
1,847	Sunpower Corp. * †	55,428
1,855	Tesoro Corp.	195,461
11,637	Tractor Supply Co.	994,963
25,610	Tyson Foods, Inc.	1,365,781
4,662	United States Steel Corp. †	37,203
7,417	Valero Energy Corp.	524,456
6,186	WestRock Co.	282,205
12,283	Weyerhaeuser Co.	368,244
3,145	Whiting Petroleum Corp. *	29,689
10,512	Williams Companies, Inc.	270,158
1,474	Worthington Industries, Inc.	44,426
		36,001,147
Total Common Stocks (Cost: $104,498,659)		76,783,944
RIGHTS: 0.0% (Cost: $7,843)
Spain: 0.0%
15,416	Repsol SA Rights (EUR 0.47, expiring 01/06/16) *	7,687
Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $104,506,502)		76,791,631
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 7.0%
Repurchase Agreements: 7.0%
$1,280,691	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,280,739; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,306,305 including accrued interest)	$1,280,691
1,280,691	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $1,280,741; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $1,306,305 including accrued interest)	1,280,691
1,280,691	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $1,280,731; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $ 1,306,308 including accrued interest)	1,280,691
269,584	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $269,594; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $274,979 including accrued interest)	269,584
1,280,691	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $1,280,738; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued a $1,306,305 including accrued interest)	1,280,691
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $5,392,348)		5,392,348
Total Investments: 107.4% (Cost: $109,898,850)		82,183,979
Liabilities in excess of other assets: (7.4)%		(5,672,511)
NET ASSETS: 100.0%		$76,511,468

See Notes to Financial Statements

52

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,157,386.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,566,653 which represents 38.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $371,858, or 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.5%	$1,173,688
Consumer Staples	11.6	8,856,589
Energy	40.0	30,699,732
Financials	0.5	401,320
Industrials	5.2	3,995,203
Information Technology	0.5	404,332
Materials	37.9	29,099,535
Utilities	2.8	2,161,232
	100.0%	$76,791,631

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$79,749	$—	$—	$79,749
Australia	—	2,965,118	—	2,965,118
Austria	55,592	167,366	—	222,958
Brazil	453,477	—	—	453,477
Canada	7,750,898	—	—	7,750,898
Chile	125,432	84,269	—	209,701
China / Hong Kong	—	1,566,740	—	1,566,740
Denmark	—	528,689	—	528,689
Finland	—	211,482	—	211,482
France	—	2,385,747	—	2,385,747
Germany	49,950	468,160	—	518,110
Hungary	—	47,828	—	47,828
India	—	380,086	—	380,086
Indonesia	—	54,136	—	54,136
Ireland	—	145,244	—	145,244
Italy	—	646,681	—	646,681
Japan	—	3,234,200	—	3,234,200
Luxembourg	214,784	136,549	—	351,333
Malaysia	46,540	511,918	—	558,458
Mexico	616,149	—	—	616,149
Netherlands	70,898	861,299	—	932,197
Norway	—	1,442,500	—	1,442,500
Peru	207,194	—	—	207,194
Poland	—	183,544	—	183,544
Portugal	—	92,054	—	92,054
Russia	—	1,483,471	—	1,483,471

See Notes to Financial Statements

53

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Singapore	$—	$641,147	$—	$641,147
South Africa	317,427	652,093	—	969,520
South Korea	—	904,943	—	904,943
Spain	—	348,231	0	348,231
Sweden	—	794,336	—	794,336
Switzerland	165,902	3,406,840	—	3,572,742
Taiwan	—	279,179	—	279,179
Thailand	—	122,337	—	122,337
Turkey	—	104,166	—	104,166
United Kingdom	1,062,152	4,716,300	—	5,778,452
United States	36,001,147	—	—	36,001,147
Rights
Spain	7,687	—	—	7,687
Repurchase Agreements	—	5,392,348	—	5,392,348
Total	$47,224,978	$34,959,001	$0	$82,183,979

During the period ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $265,090, transfers of securities from Level 2 to Level 1 were $213,511 and transfers of securities from Level 2 to Level 3 were $0. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2015:

	Common Stocks
	China / Hong Kong	Spain
Balance as of December 31, 2014	$10,727	$0
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	(10,727)	—
Balance as of December 31, 2015	$—	$0

Transfers from Level 3 to Level 1 resulted primarily from security resuming trading.

See Notes to Financial Statements

54

OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 5.0%
7,167	Caltex Australia Ltd. #	$195,592
China / Hong Kong: 1.5%
152,000	Sinopec Shanghai Petrochemical Co. Ltd. * #	60,116
Finland: 4.5%
5,988	Neste Oil Oyj #	178,643
India: 7.1%
9,185	Reliance Industries Ltd. (GDR) # Reg S 144A	280,305
Israel: 1.3%
327	Paz Oil Co. Ltd. #	51,379
Japan: 13.3%
2,900	Cosmo Energy Holdings Co. Ltd. * #	38,915
5,200	Idemitsu Kosan Co. Ltd. #	82,960
51,800	JX Holdings, Inc. #	217,228
8,100	Showa Shell Sekiyu KK #	66,043
14,000	TonenGeneral Sekiyu KK #	118,090
		523,236
Poland: 4.8%
10,932	Polski Koncern Naftowy Orlen SA #	186,933
Portugal: 4.7%
16,020	Galp Energia, SGPS, SA #	186,855
South Korea: 7.9%
1,643	SK Energy Co. Ltd. * #	180,189
1,946	S-Oil Corp. #	130,355
		310,544
Number of Shares		Value

Taiwan: 4.7%
78,000	Formosa Petrochemical Corp. #	$186,571
Thailand: 3.7%
496,300	IRPC PCL (NVDR) #	58,856
48,600	Thai Oil PCL (NVDR) #	88,584
		147,440
Turkey: 3.5%
5,731	Tupras-Turkiye Petrol Rafinerileri AS * #	136,571
United States: 37.9%
4,287	HollyFrontier Corp.	171,008
5,252	Marathon Petroleum Corp.	272,264
3,055	PBF Energy, Inc.	112,455
3,624	Phillips 66	296,443
2,171	Tesoro Corp.	228,758
4,465	Valero Energy Corp.	315,720
2,669	Western Refining, Inc.	95,070
		1,491,718
Total Common Stocks
(Cost: $3,823,491)		3,935,903
MONEY MARKET FUND: 0.5%
(Cost: $19,679)
19,679	Dreyfus Government Cash Management Fund	19,679
Total Investments: 100.4%
(Cost: $3,843,170)		3,955,582
Liabilities in excess of other assets: (0.4)%		(17,121)
NET ASSETS: 100.0%		$3,938,461

GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,444,185 which represents 62.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $280,305, or 7.1% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	98.0%	$3,875,787
Materials	1.5	60,116
Money Market Fund	0.5	19,679
	100.0%	$3,955,582

See Notes to Financial Statements

55

OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$195,592	$—	$195,592
China / Hong Kong	—	60,116	—	60,116
Finland	—	178,643	—	178,643
India	—	280,305	—	280,305
Israel	—	51,379	—	51,379
Japan	—	523,236	—	523,236
Poland	—	186,933	—	186,933
Portugal	—	186,855	—	186,855
South Korea	—	310,544	—	310,544
Taiwan	—	186,571	—	186,571
Thailand	—	147,440	—	147,440
Turkey	—	136,571	—	136,571
United States	1,491,718	—	—	1,491,718
Money Market Fund	19,679	—	—	19,679
Total	$1,511,397	$2,444,185	$—	$3,955,582

There were no transfers between levels during the period ended December 31, 2015.

See Notes to Financial Statements

56

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
Luxembourg: 4.7%
2,214,842	Tenaris SA (ADR)	$52,713,240
Netherlands: 4.2%
432,917	Core Laboratories NV (USD) †	47,075,395
Switzerland: 7.9%
3,393,203	Transocean, Inc. (USD) †	42,007,853
5,559,448	Weatherford International Plc (USD) *	46,643,769
		88,651,622
United Kingdom: 7.1%
2,534,149	Ensco Plc CL A (USD)	39,000,553
2,359,280	Noble Corp Plc (USD) †	24,890,404
4,589,526	Seadrill Ltd. (USD) * †	15,558,493
		79,449,450
United States: 76.1%
1,689,017	Baker Hughes, Inc.	77,948,135
913,189	Cameron International Corp. *	57,713,545
108,722	CARBO Ceramics, Inc. †	1,870,018
939,101	Diamond Offshore Drilling, Inc. †	19,815,031
1,693,680	FMC Technologies, Inc. *	49,133,657
3,831,263	Halliburton Co.	130,416,192
1,020,406	Helmerich & Payne, Inc. †	54,642,741
2,476,059	McDermott International, Inc. * †	8,294,798
4,140,646	Nabors Industries Ltd.	35,236,897
1,750,061	National Oilwell Varco, Inc.	58,609,543
940,750	Oceaneering International, Inc.	35,296,940
414,149	Oil States International, Inc. *	11,285,560
1,630,284	Patterson-UTI Energy, Inc.	24,584,683
1,217,923	Rowan Companies Plc	20,643,795
3,279,658	Schlumberger Ltd.	228,756,145
1,821,820	Superior Energy Services, Inc.	24,539,915
245,709	Tidewater, Inc. †	1,710,135
568,565	US Silica Holdings, Inc. †	10,649,222
		851,146,952
Total Common Stocks
(Cost: $1,898,458,022)		1,119,036,659
MONEY MARKET FUND: 0.1%
(Cost: $211,899)
211,899	Dreyfus Government Cash Management Fund	211,899
Total Investments Before Collateral
for Securities Loaned: 100.1%
(Cost: $1,898,669,921)		1,119,248,558
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 13.9%
Repurchase Agreements: 13.9%
$36,994,046	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $36,995,444; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $37,733,926 including accrued interest)	$36,994,046
36,994,046	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $36,995,485; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $37,733,927 including accrued interest)	36,994,046
36,994,046	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $36,995,197; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $37,734,033 including accrued interest)	36,994,046
7,786,835	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $7,787,112; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $7,942,653 including accrued interest)	7,786,835
36,994,046	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $36,995,402; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $37,733,927 including accrued interest)	36,994,046
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $155,763,019)		155,763,019
Total Investments: 114.0%
(Cost: $2,054,432,940)		1,275,011,577
Liabilities in excess of other assets: (14.0)%		(156,110,780)
NET ASSETS: 100.0%		$1,118,900,797

See Notes to Financial Statements

57

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $152,329,638.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	1.0%	$10,649,222
Oil & Gas Drilling	24.7	276,380,450
Oil & Gas Equipment & Services	74.3	832,006,987
Money Market Fund	0.0	211,899
	100.0%	$1,119,248,558

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$1,119,036,659	$—	$—	$1,119,036,659
Money Market Fund	211,899	—	—	211,899
Repurchase Agreements	—	155,763,019	—	155,763,019
Total	$1,119,248,558	$155,763,019	$—	$1,275,011,577

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

58

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 95.2%
Australia: 25.0%
7,251,500	Alkane Resources Ltd. * #	$1,235,330
582,526	Iluka Resources Ltd. #	2,572,695
18,531,610	Lynas Corp. Ltd. * † #	1,320,938
1,170,418	Orocobre Ltd. * #	1,954,469
		7,083,432
Canada: 2.8%
923,694	5N Plus, Inc. * †	804,600
Chile: 6.3%
313,433	Molibdenos y Metales SA *	1,773,732
China / Hong Kong: 22.3%
11,773,422	China Molybdenum Co. Ltd. (Class H) † #	2,189,601
14,365,895	China Rare Earth Holdings Ltd. * #	1,214,427
19,057,000	CITIC Dameng Holdings Ltd. * † #	1,294,594
109,862,964	North Mining Shares Co. Ltd. * #	1,623,006
		6,321,628
France: 5.1%
45,601	Eramet SA * † #	1,459,250
Indonesia: 4.1%
66,977,900	SMR Utama Tbk PT * #	1,156,275
Japan: 11.1%
84,992	OSAKA Titanium Technologies Co. † #	1,747,805
172,247	Toho Titanium Co. Ltd. * † #	1,402,831
		3,150,636
Mexico: 3.3%
2,051,977	Cia Minera Autlan SAB de CV *	939,783
South Africa: 4.2%
299,306	Assore Ltd. † #	1,204,038
United Kingdom: 3.3%
86,498,659	Rare Earth Minerals Plc *	949,803
United States: 7.7%
5,303,452	Thompson Creek Metals Co., Inc. *	1,071,297
283,494	Tronox Ltd.	1,108,462
		2,179,759
Total Common Stocks (Cost: $60,009,217)		27,022,936
PREFERRED STOCKS: 4.5%
Brazil: 4.5% (Cost: $2,479,765)
716,823	Cia de Ferro Ligas da Bahia	1,279,184
MONEY MARKET FUND: 0.1% (Cost: $29,855)
29,855	Dreyfus Government Cash
	Management Fund	29,855
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $62,518,837)		28,331,975
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 23.8%
Repurchase Agreements: 23.8%
$1,600,281	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,600,341; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,632,287 including accrued interest)	$1,600,281
1,600,281	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America, Inc., 0.35%, due 1/4/16, proceeds $1,600,343; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $1,632,287 including accrued interest)	1,600,281
1,600,281	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $1,600,331; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $1,632,291 including accrued interest)	1,600,281
336,847	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $336,859; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $343,587 including accrued interest)	336,847
1,600,281	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $1,600,340; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $1,632,287 including accrued interest)	1,600,281
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $6,737,971)		6,737,971
Total Investments: 123.6% (Cost: $69,256,808)		35,069,946
Liabilities in excess of other assets: (23.6)%		(6,688,853)
NET ASSETS: 100.0%		$28,381,093

See Notes to Financial Statements

59

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,803,762.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $20,375,259 which represents 71.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commodity Chemicals	3.9%	$1,108,462
Diversified Metals & Mining	62.1	17,579,620
Electronic Components	2.8	804,600
Gold	4.4	1,235,330
Materials	18.9	5,355,141
Steel	7.8	2,218,967
Money Market Fund	0.1	29,855
	100.0%	$28,331,975

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$7,083,432	$—	$7,083,432
Canada	804,600	—	—	804,600
Chile	1,773,732	—	—	1,773,732
China / Hong Kong	—	6,321,628	—	6,321,628
France	—	1,459,250	—	1,459,250
Indonesia	—	1,156,275	—	1,156,275
Japan	—	3,150,636	—	3,150,636
Mexico	939,783	—	—	939,783
South Africa	—	1,204,038	—	1,204,038
United Kingdom	949,803	—	—	949,803
United States	2,179,759	—	—	2,179,759
Preferred Stocks	1,279,184	—	—	1,279,184
Money Market Fund	29,855	—	—	29,855
Repurchase Agreements	—	6,737,971	—	6,737,971
Total	$7,956,716	$27,113,230	$—	$35,069,946

During the period ended December 31, 2015, transfers of securities from Level 2 to Level 1 were $922,273. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

60

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

 December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.3%
Canada: 5.5%
35,167	Canadian Solar, Inc. (USD) *	$1,018,436
China / Hong Kong: 25.6%
394,000	China Singyes Solar Technologies
	Holdings Ltd. #	281,838
5,894,000	GCL-Poly Energy Holdings Ltd. † #	876,329
1,842,000	Hanergy Thin Film Power Group Ltd. *# §	—
38,358	JA Solar Holdings Co. Ltd. (ADR) * †	372,073
22,120	JinkoSolar Holding Co. Ltd. (ADR) * †	612,060
2,170,000	Shunfeng International Clean Energy
	Ltd. * #	546,784
64,727	Trina Solar Ltd. (ADR) * †	713,292
2,646,000	United Photovoltaics Group Ltd. * #	254,265
2,666,000	Xinyi Solar Holdings Ltd. #	1,080,816
		4,737,457
Germany: 5.1%
17,310	SMA Solar Technology AG * † #	956,875
Israel: 2.5%
16,258	SolarEdge Technologies, Inc. (USD) *	457,988
Switzerland: 2.1%
64,431	Meyer Burger Technology AG * † #	383,753
Taiwan: 16.7%
442,000	E-Ton Solar Tech Co. Ltd. * #	165,178
26,500	Giga Solar Materials Corp. #	578,656
432,601	Gintech Energy Corp. * #	419,923
356,000	Motech Industries, Inc. * #	486,644
627,306	Neo Solar Power Corp. #	461,027
547,000	Sino-American Silicon Products, Inc. #	773,243
328,301	Solartech Energy Corp. #	201,472
		3,086,143
Thailand: 1.8%
10,226,200	Superblock PCL (NVDR) * #	330,814
United States: 40.0%
20,530	Advanced Energy Industries, Inc. *	579,562
22,583	First Solar, Inc. *	1,490,252
1,786,371	REC Silicon ASA (NOK) * † #	359,203
37,082	SolarCity Corp. * †	1,891,924
188,781	SunEdison, Inc. * †	960,895
43,262	Sunpower Corp. * †	1,298,293
64,671	TerraForm Power, Inc. †	813,561
		7,393,690
Total Common Stocks (Cost: $20,852,849)		18,365,156
RIGHTS: 0.1% (Cost: $0)
China / Hong Kong: 0.1%
1,178,800	GCL-Poly Energy Holdings Ltd. Rights
	(HKD 1.12, expiring 01/20/16) * # §	4,563
MONEY MARKET FUND: 0.5% (Cost: $94,181)
94,181	Dreyfus Government Cash
	Management Fund	94,181
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $20,947,030)		18,463,900
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 26.3%
Repurchase Agreements: 26.3%
$1,156,383	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,156,427; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,179,511 including accrued interest)	$1,156,383
1,156,383	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $1,156,419; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $1,179,514 including accrued interest)	1,156,383
243,409	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $243,418; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $248,280 including accrued interest)	243,409
1,156,383	Repurchase agreement dated 12/31/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.31%, due 1/4/16, proceeds $1,156,423; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 11/15/42 to 2/20/45, valued at $1,179,511 including accrued interest)	1,156,383
1,156,383	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $1,156,425; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $1,179,511 including accrued interest)	1,156,383
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $4,868,941)		4,868,941
Total Investments: 126.2% (Cost: $25,815,971)		23,332,841
Liabilities in excess of other assets: (26.2)%		(4,840,167)
NET ASSETS: 100.0%		$18,492,674

See Notes to Financial Statements

61

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,583,301.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $8,161,383 which represents 44.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $4,563 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Construction & Engineering	1.5%	$281,838
Electrical Components & Equipment	10.3	1,891,924
Industrial Machinery	2.1	383,753
Information Technology	5.4	1,004,772
Semiconductor Equipment	31.5	5,810,939
Semiconductors	42.5	7,852,118
Utilities	6.2	1,144,375
Money Market Fund	0.5	94,181
	100.0%	$18,463,900

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$1,018,436	$—	$—	$1,018,436
China / Hong Kong	1,697,425	3,040,032	0	4,737,457
Germany	—	956,875	—	956,875
Israel	457,988	—	—	457,988
Switzerland	—	383,753	—	383,753
Taiwan	—	3,086,143	—	3,086,143
Thailand	—	330,814	—	330,814
United States	7,034,487	359,203	—	7,393,690
Rights
China / Hong Kong	—	4,563	—	4,563
Money Market Fund	94,181	—	—	94,181
Repurchase Agreements	—	4,868,941	—	4,868,941
Total	$10,302,517	$13,030,324	$0	$23,332,841

There were no transfers between levels during the period ended December 31, 2015.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2015:

Common Stocks
China / Hong Kong
Balance as of December 31, 2014	$—
Realized gain (loss)	1,689,624
Change in unrealized appreciation (depreciation)	(1,348,123)
Purchases	145,108
Sales	(2,176,627)
Transfers in and/or out of level 3	1,690,018
Balance as of December 31, 2015	$0

Transfers from Level 1 to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

62

STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
Brazil: 17.2%
1,460,373	Cia Siderurgica Nacional SA (ADR) †	$1,425,178
1,634,943	Gerdau SA (ADR)	1,961,932
1,318,644	Vale SA (ADR) †	4,338,339
		7,725,449
India: 4.7%
381,056	Vedanta Ltd. (ADR)	2,118,671
Luxembourg: 17.6%
563,786	ArcelorMittal (USD) †	2,379,177
148,418	Tenaris SA (ADR)	3,532,348
160,087	Ternium SA (ADR)	1,989,881
		7,901,406
South Korea: 6.9%
87,690	POSCO (ADR) †	3,100,718
United Kingdom: 13.3%
204,307	Rio Tinto Plc (ADR) †	5,949,420
United States: 40.3%
187,188	AK Steel Holding Corp. * †	419,301
114,334	Allegheny Technologies, Inc. †	1,286,258
51,691	Carpenter Technology Corp.	1,564,687
161,478	Cliffs Natural Resources, Inc. †	255,135
142,924	Commercial Metals Co.	1,956,630
32,670	Gibraltar Industries, Inc. *	831,125
10,859	LB Foster Co.	148,334
80,365	Nucor Corp.	3,238,709
11,580	Olympic Steel, Inc.	134,096
34,536	Reliance Steel & Aluminum Co.	1,999,980
28,041	Schnitzer Steel Industries, Inc.	402,949
114,447	Steel Dynamics, Inc.	2,045,168
67,319	SunCoke Energy, Inc.	233,597
46,505	TimkenSteel Corp.	389,712
153,953	United States Steel Corp. †	1,228,545
65,251	Worthington Industries, Inc.	1,966,665
		18,100,891
Total Common Stocks (Cost: $116,754,838)		44,896,555
MONEY MARKET FUND: 0.0% (Cost: $15,419)
15,419	Dreyfus Government Cash
	Management Fund	15,419
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $116,770,257)		44,911,974
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 28.5%
Repurchase Agreements: 28.5%
$3,040,170	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $3,040,285; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $3,100,974 including accrued interest)	$3,040,170
3,040,170	Repurchase agreement dated 12/31/15 with Daiwa Capital Markets America Inc., 0.35%, due 1/4/16, proceeds $3,040,288; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/21/16 to 2/1/49, valued at $3,100,973 including accrued interest)	3,040,170
3,040,170	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $3,040,265; (collateralized by various U.S. government and agency obligations 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $3,100,982 including accrued interest)	3,040,170
639,915	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $639,938; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $652,720 including accrued interest)	639,915
3,040,170	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $3,040,281; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $3,100,973 including accrued interest)	3,040,170
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $12,800,595)		12,800,595
Total Investments: 128.5% (Cost: $129,570,852)		57,712,569
Liabilities in excess of other assets: (28.5)%		(12,808,530)
NET ASSETS: 100.0%		$44,904,039

See Notes to Financial Statements

63

STEEL ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,198,354.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	7.9%	$3,532,348
Industrials	2.2	979,459
Materials	89.9	40,384,748
Money Market Fund	0.0	15,419
	100.0%	$44,911,974

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$44,896,555	$—	$—	$44,896,555
Money Market Fund	15,419	—	—	15,419
Repurchase Agreements	—	12,800,595	—	12,800,595
Total	$44,911,974	$12,800,595	$—	$57,712,569

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

64

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 18.1%
62,497	ARC Resources Ltd. †	$751,350
69,958	Athabasca Oil Corp. *	77,558
29,073	Baytex Energy Corp. (USD)	94,197
21,949	Birchcliff Energy Ltd. *	63,836
134,557	Cenovus Energy, Inc. (USD)	1,698,109
86,476	Crescent Point Energy Corp. (USD) †	1,007,445
130,104	EnCana Corp. (USD)	662,229
40,214	Enerplus Corp. (USD)	137,532
57,507	Husky Energy, Inc.	592,416
27,160	MEG Energy Corp. *	156,809
25,694	Peyto Exploration & Development Corp. †	460,017
22,181	PrairieSky Royalty Ltd. †	350,016
31,460	Tourmaline Oil Corp. *	506,177
58,215	Whitecap Resources, Inc. †	380,109
		6,937,800
United States: 81.9%
56,662	Anadarko Petroleum Corp.	2,752,640
15,107	Antero Resources Corp. * †	329,333
54,476	Apache Corp.	2,422,548
41,106	Cabot Oil & Gas Corp.	727,165
46,828	California Resources Corp. †	109,109
8,860	Carrizo Oil & Gas, Inc. *	262,079
64,759	Chesapeake Energy Corp. †	291,416
12,890	Cimarex Energy Co.	1,152,108
13,330	Concho Resources, Inc. *	1,237,824
17,434	Continental Resources, Inc. *	400,633
38,764	Denbury Resources, Inc. †	78,303
64,070	Devon Energy Corp.	2,050,240
7,794	Diamondback Energy, Inc. *	521,419
9,054	Energen Corp.	371,123
41,995	EOG Resources, Inc.	2,972,826
19,309	EQT Corp.	1,006,578
14,334	Gulfport Energy Corp. *	352,186
39,558	Hess Corp.	1,917,772
13,740	Laredo Petroleum, Inc. * †	109,783
101,557	Marathon Oil Corp.	1,278,603
11,997	Matador Resources Co. *	237,181
19,592	Memorial Resource Development Corp. * †	316,411
11,867	National Fuel Gas Co. †	507,314
21,322	Newfield Exploration Co. *	694,244
54,182	Noble Energy, Inc.	1,784,213
17,610	Oasis Petroleum, Inc. * †	129,786
48,441	Occidental Petroleum Corp.	3,275,096
18,689	Pioneer Natural Resources Co.	2,343,227
19,963	QEP Resources, Inc.	267,504
21,769	Range Resources Corp. †	535,735
7,940	SM Energy Co.	156,100
43,427	Southwestern Energy Co. * †	308,766
5,498	Unit Corp. * †	67,076
30,612	Whiting Petroleum Corp. *	288,977
38,062	WPX Energy, Inc. *	218,476
		31,473,794
Total Common Stocks (Cost: $73,138,420)		38,411,594
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 12.8%
Repurchase Agreements: 12.8%
$1,161,962	Repurchase agreement dated 12/31/15 with Citigroup Global Markets, Inc., 0.34%, due 1/4/16, proceeds $1,162,006; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 1/15/16 to 4/1/51, valued at $1,185,201 including accrued interest)	$1,161,962
1,161,962	Repurchase agreement dated 12/31/15 with HSBC Securities USA, Inc., 0.28%, due 1/4/16, proceeds $1,161,998; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 1/15/16 to 11/15/43, valued at $1,185,205 including accrued interest)	1,161,962
244,587	Repurchase agreement dated 12/31/15 with JP Morgan Securities LLC, 0.32%, due 1/4/16, proceeds $244,596; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/28/16 to 2/15/25, valued at $249,481 including accrued interest)	244,587
1,161,962	Repurchase agreement dated 12/31/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.31%, due 1/4/16, proceeds $1,162,002; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 11/15/42 to 2/20/45, valued at $ 1,185,201 including accrued interest)	1,161,962
1,161,962	Repurchase agreement dated 12/31/15 with Nomura Securities International, Inc., 0.33%, due 1/4/16, proceeds $1,162,005; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 1/15/16 to 10/20/65, valued at $1,185,201 including accrued interest)	1,161,962
Total Short-Term Investments Held as
Collateral for Securities Loaned (Cost: $4,892,435)		4,892,435
Total Investments: 112.8% (Cost: $78,030,855)		43,304,029
Liabilities in excess of other assets: (12.8)%		(4,906,477)
NET ASSETS: 100.0%		$38,397,552

See Notes to Financial Statements

65

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(continued)

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,827,688.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	15.1%	$5,788,389
Gas Utilities	1.3	507,314
Integrated Oil & Gas	19.5	7,483,393
Oil & Gas Exploration & Production	64.1	24,632,498
	100.0%	$38,411,594

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$38,411,594	$—	$—	$38,411,594
Repurchase Agreements	—	4,892,435	—	4,892,435
Total	$38,411,594	$4,892,435	$—	$43,304,029

* See Schedule of Investments for security type and geographic sector breakouts

There were no transfers between levels during the period ended December 31, 2015.

See Notes to Financial Statements

66

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 99.8%
Canada: 1.6%
50,208	Cameco Corp. (USD)	$619,065
Czech Republic: 1.0%
21,780	CEZ AS #	388,257
Finland: 2.2%
58,745	Fortum Oyj #	884,711
France: 1.5%
40,162	Electricite de France SA #	591,240
Japan: 21.4%
43,100	Chugoku Electric Power Co., Inc. #	568,592
26,900	Hokuriku Electric Power Co. #	397,210
183,714	IHI Corp. † #	506,721
143,205	Kajima Corp. #	851,569
115,200	Kansai Electric Power Co., Inc. * #	1,380,076
60,100	Kyushu Electric Power Co., Inc. * #	654,492
347,106	Mitsubishi Heavy Industries Ltd. #	1,516,460
28,000	Shikoku Electric Power Co., Inc. #	437,032
67,900	Tohoku Electric Power Co., Inc. #	848,134
216,900	Tokyo Electric Power Co., Inc. * #	1,247,928
		8,408,214
Netherlands: 1.0%
10,331	Chicago Bridge & Iron Co. NV (USD) †	402,806
South Korea: 3.5%
64,110	Korea Electric Power Corp. (ADR) *	1,357,209
United Kingdom: 2.7%
43,681	Amec Foster Wheeler Plc (ADR)	281,306
51,031	Babcock International Group Plc #	763,531
		1,044,837
United States: 64.9%
28,160	Ameren Corp.	1,217,357
22,472	AMETEK, Inc. †	1,204,274
37,783	Dominion Resources, Inc.	2,555,642
44,862	Duke Energy Corp.	3,202,698
18,056	Entergy Corp.	1,234,308
72,402	Exelon Corp.	2,010,603
Number of Shares		Value

United States: (continued)
33,113	FirstEnergy Corp.	$1,050,675
31,166	NextEra Energy, Inc.	3,237,836
43,912	PG&E Corp.	2,335,679
10,771	Pinnacle West Capital Corp.	694,514
55,395	Public Service Enterprise Group, Inc.	2,143,232
59,664	The Southern Co.	2,791,679
49,074	Xcel Energy, Inc.	1,762,247
		25,440,744
Total Common Stocks (Cost: $39,386,168)		39,137,083
MONEY MARKET FUND: 0.1% (Cost: $34,406)
34,406	Dreyfus Government Cash
	Management Fund	34,406
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $39,420,574)		39,171,489

Principal Amount
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 2.3% (Cost: $910,854)
Repurchase Agreement: 2.3%
$910,854	Repurchase agreement dated 12/31/15 with BNP Paribas Securities Corp., 0.31%, due 1/4/16, proceeds $910,885; (collateralized by various U.S. government and agency obligations, 0.00% to 4.50%, due 6/9/16 to 5/20/45, valued at $929,071 including accrued interest)	910,854
Total Investments: 102.2% (Cost: $40,331,428)		40,082,343
Liabilities in excess of other assets: (2.2)%		(871,543)
NET ASSETS: 100.0%		$39,210,800

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $855,201.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,035,953 which represents 28.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	2.3%	$900,371
Industrials	13.4	5,245,361
Utilities	84.2	32,991,351
Money Market Fund	0.1	34,406
	100.0%	$39,171,489

See Notes to Financial Statements

67

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$619,065	$—	$—	$619,065
Czech Republic	—	388,257	—	388,257
Finland	—	884,711	—	884,711
France	—	591,240	—	591,240
Japan	—	8,408,214	—	8,408,214
Netherlands	402,806	—	—	402,806
South Korea	1,357,209	—	—	1,357,209
United Kingdom	281,306	763,531	—	1,044,837
United States	25,440,744	—	—	25,440,744
Money Market Fund	34,406	—	—	34,406
Repurchase Agreement	—	910,854	—	910,854
Total	$28,135,536	$11,946,807	$—	$40,082,343

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

68

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MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$834,498,562	$39,163,265	$91,511,811	$1,936,878,229	$329,494,105
Affiliated issuers (3)	—	—	—	2,381,966,630	973,598,287
Short-term investments held as collateral for securities loaned (4)	102,952,716	—	22,944,496	74,884,510	63,256,692
Cash	—	—	1,461	—	—
Cash denominated in foreign currency, at value (5)	385,520	6	186,857	3,450	12,158,829
Receivables:
Investment securities sold	249,518	—	158,358	—	—
Shares sold	—	—	—	—	—
Due from Adviser	—	—	—	—	—
Dividends	3,446,646	312,818	313,184	1,183,755	682,779
Prepaid expenses	22,708	1,527	1,458	96,436	25,897
Total assets	941,555,670	39,477,616	115,117,625	4,395,013,010	1,379,216,589

Liabilities:
Payables:
Investment securities purchased	—	—	158,438	—	—
Collateral for securities loaned	102,952,716	—	22,944,496	74,884,510	63,256,692
Line of credit	1,384,110	—	—	—	14,212,697
Shares redeemed	—	—	—	—	—
Due to Adviser	385,249	10,557	37,938	1,881,354	549,220
Due to custodian	188,225	7,483	—	—	10,563
Deferred Trustee fees	315,652	15,236	7,619	548,986	115,893
Accrued expenses	778,726	196,662	112,299	980,383	390,074
Total liabilities	106,004,678	229,938	23,260,790	78,295,233	78,535,139
NET ASSETS	$835,550,992	$39,247,678	$91,856,835	$4,316,717,777	$1,300,681,450
Shares outstanding	17,950,000	6,250,000	1,683,298	314,652,500	67,687,446
Net asset value, redemption and offering price per share	$46.55	$6.28	$54.57	$13.72	$19.22

Net assets consist of:
Aggregate paid in capital	$1,965,715,012	$564,016,272	$377,645,475	$15,643,359,250	$5,256,389,877
Net unrealized appreciation (depreciation)	(139,577,966)	(79,019,086)	(6,384,272)	(3,723,226,522)	(458,443,243)
Undistributed (accumulated) net investment income (loss)	224,266	(119,572)	278,043	6,832,621	(5,152,440)
Accumulated net realized gain (loss)	(990,810,320)	(445,629,936)	(279,682,411)	(7,610,247,572)	(3,492,112,744)
	$835,550,992	$39,247,678	$91,856,835	$4,316,717,777	$1,300,681,450
(1) Value of securities on loan	$98,562,807	$—	$22,244,345	$67,010,415	$58,372,818
(2) Cost of investments – Unaffiliated issuers	$973,953,266	$118,167,679	$97,891,058	$3,284,539,323	$438,775,645
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$4,757,523,339	$1,323,092,048
(4) Cost of short-term investments held as collateral for securities loaned	$102,952,716	$—	$22,944,496	$74,884,510	$63,256,692
(5) Cost of cash denominated in foreign currency	$395,943	$6	$190,641	$3,450	$11,826,331

See Notes to Financial Statements

70

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth / Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$76,791,631	$3,955,582	$1,119,248,558	$28,331,975	$18,463,900	$44,911,974	$38,411,594	$39,171,489
—	—	—	—	—	—	—	—

5,392,348	—	155,763,019	6,737,971	4,868,941	12,800,595	4,892,435	910,854
—	—	—	—	—	—	8,081	—
78,269	3,660	—	75,349	71,762	—	—	7,570

3,043	—	—	20,274	65,522	1,543,060	—	—
68,758	—	673	—	—	3,119	—	—
—	9,815	—	—	—	—	—	—
217,186	3,943	2,062,768	114,743	39,088	175,549	81,171	300,329
1,410	—	17,670	863	359	1,195	1,072	915
82,552,645	3,973,000	1,277,092,688	35,281,175	23,509,572	59,435,492	43,394,353	40,391,157

43,294	—	—	20,244	65,555	1,599,819	—	—
5,392,348	—	155,763,019	6,737,971	4,868,941	12,800,595	4,892,435	910,854
465,628	—	1,675,138	—	—	—	—	153,555
—	—	490	—	—	—	—	—
29,432	—	321,413	8,757	1,382	9,862	6,643	28,250
4,413	11	211,899	—	—	—	—	—
7,861	7	91,636	9,292	1,441	11,388	1,935	7,520
98,201	34,521	128,296	123,818	79,579	109,789	95,788	80,178
6,041,177	34,539	158,191,891	6,900,082	5,016,898	14,531,453	4,996,801	1,180,357
$76,511,468	$3,938,461	$1,118,900,797	$28,381,093	$18,492,674	$44,904,039	$38,397,552	$39,210,800
2,900,000	200,000	42,310,863	2,074,962	300,000	2,300,000	2,900,000	866,632

$26.38	$19.69	$26.44	$13.68	$61.64	$19.52	$13.24	$45.25

$124,681,185	$3,863,076	$1,904,864,630	$261,657,723	$81,437,494	$312,143,801	$89,468,367	$223,030,056
(27,722,343)	112,404	(779,421,363)	(34,183,185)	(2,483,408)	(71,858,283)	(34,727,335)	(255,889)

15,186	(7)	77,608	918,787	8,038	(24,886)	3,186	1,224,018
(20,462,560)	(37,012)	(6,620,078)	(200,012,232)	(60,469,450)	(195,356,593)	(16,346,666)	(184,787,385)
$76,511,468	$3,938,461	$1,118,900,797	$28,381,093	$18,492,674	$44,904,039	$38,397,552	$39,210,800
$5,157,386	$—	$152,329,638	$5,803,762	$4,583,301	$12,198,354	$4,827,688	$855,201
$104,506,502	$3,843,170	$1,898,669,921	$62,518,837	$20,947,030	$116,770,257	$73,138,420	$39,420,574
$—	$—	$—	$—	$—	$—	$—	$—

$5,392,348	$—	$155,763,019	$6,737,971	$4,868,941	$12,800,595	$4,892,435	$910,854
$78,569	$3,668	$—	$71,784	$71,765	$—	$—	$7,302

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$31,835,836	$2,593,853	$1,033,460	$34,432,760	$3,352,717
Dividends – affiliated issuers	—	—	—	38,802,579	13,628,525
Securities lending income	3,045,682	205	323,097	1,395,963	2,247,566
Foreign taxes withheld	(2,439,492)	(288,428)	(53,828)	(8,138,108)	(917,989)
Total income	32,442,026	2,305,630	1,302,729	66,493,194	18,310,819

Expenses:
Management fees	6,366,317	397,616	434,340	28,151,641	7,518,747
Professional fees	39,243	51,249	49,853	122,593	88,119
Insurance	35,939	2,100	1,695	112,680	28,943
Trustees’ fees and expenses	55,664	3,013	1,254	161,010	66,655
Reports to shareholders	80,545	33,760	27,848	376,281	181,814
Indicative optimized portfolio value fee	17,378	5,353	2,389	—	5,834
Custodian fees	132,414	7,897	10,288	245,650	118,239
Registration fees	4,337	5,000	3,300	14,542	7,313
Transfer agent fees	2,400	2,400	2,383	2,400	2,400
Fund accounting fees	80,250	10,581	4,549	—	96,579
Interest	38,242	1,140	796	39,113	94,202
Other	96,799	1,940	3,369	164,845	158,792
Total expenses	6,949,528	522,049	542,064	29,390,755	8,367,637
Waiver of management fees	—	(51,720)	(2,686)	—	—
Expenses assumed by the Adviser	—	—	—	—	—
Net expenses	6,949,528	470,329	539,378	29,390,755	8,367,637
Net investment income	25,492,498	1,835,301	763,351	37,102,439	9,943,182

Net realized gain (loss) on:
Investments – unaffiliated issuers	(122,258,111)	(57,480,622)	(447,539)	(778,928,439)	(36,309,555)
Investments – affiliated issuers	—	—	—	(1,098,198,683)	(301,936,216)
In-kind redemptions	14,580,459	(3,235,383)	1,966,627	(28,795,618)	5,520,865
Foreign currency transactions and foreign denominated assets and liabilities	(271,196)	(10,515)	(10,087)	393,585	(2,323,690)
Net realized gain (loss)	(107,948,848)	(60,726,520)	1,509,001	(1,905,529,155)	(335,048,596)

Net change in unrealized appreciation (depreciation) on:
Investments	(43,308,385)	2,317,505	(1,600,307)	184,223,474	3,606,166
Foreign currency transactions and foreign denominated assets and liabilities	(19,155)	(4,234)	(682)	(8,719)	219,838
Net change in unrealized appreciation (depreciation)	(43,327,540)	2,313,271	(1,600,989)	184,214,755	3,826,004
Net Increase (Decrease) in Net Assets Resulting from Operations	$(125,783,890)	$(56,577,948)	$671,363	$(1,684,211,961)	$(321,279,410)

(a)	Commencement of operations for Oil Refiners ETF was August 18, 2015.

See Notes to Financial Statements

72

Natural Resources ETF	Oil Refiners ETF (a)	Oil Services ETF	Rare Earth / Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$2,760,441	$22,929	$24,855,191	$769,191	$150,251	$2,207,798	$1,149,944	$1,584,480
—	—	—	—	—	—	—	—
62,783	17	4,897,493	489,008	183,298	536,548	165,693	18,717
(140,537)	(1,952)	(92,393)	(35,105)	(4,128)	(43,655)	(75,266)	(43,769)
2,682,687	20,994	29,660,291	1,223,094	329,421	2,700,691	1,240,371	1,559,428

425,576	5,900	3,907,516	237,174	104,301	313,316	286,810	264,880
61,446	23,224	86,575	56,192	51,988	55,793	70,142	50,792
1,618	—	20,838	1,199	398	1,444	1,165	1,086
4,261	2,100	38,161	2,938	1,786	2,222	3,229	1,606
15,430	12,899	88,966	25,619	16,523	24,596	18,396	16,764
18,827	4,832	4,001	20,227	16,592	—	—	8,322
65,184	4,650	17,129	12,227	12,782	21,583	8,170	8,272
5,000	1,849	7,500	5,025	2,942	2,512	3,546	3,986
2,400	1,000	2,114	2,400	2,400	2,383	2,400	2,400
32,846	1,924	57,433	6,479	5,027	4,917	4,971	7,768
4,603	—	26,043	1,412	462	1,078	924	2,401
1,457	500	78,732	18,646	9,587	1,632	10,875	1,422
638,648	58,878	4,335,008	389,538	224,788	431,476	410,628	369,699
(216,980)	(5,900)	(401,447)	(117,748)	(88,735)	(85,752)	(99,949)	(49,442)
—	(46,017)	—	—	—	—	—	—
421,668	6,961	3,933,561	271,790	136,053	345,724	310,679	320,257
2,261,019	14,033	25,726,730	951,304	193,368	2,354,967	929,692	1,239,171

(5,022,997)	(35,577)	(6,937,691)	(36,633,333)	(548,947)	(19,380,250)	(12,943,301)	(2,567,376)
—	—	—	—	—	—	—	—
850,452	—	44,543,121	(305,937)	486,315	(2,675,581)	(1,668,567)	1,724,967

(18,393)	(325)	—	(29,237)	(4,938)	—	111	3,308
(4,190,938)	(35,902)	37,605,430	(36,968,507)	(67,570)	(22,055,831)	(14,611,757)	(839,101)

(16,095,420)	112,412	(355,057,413)	11,065,914	(1,701,270)	(15,312,059)	(12,906,276)	(5,539,244)

(2,144)	(8)	—	2,547	(85)	—	(297)	(2,468)
(16,097,564)	112,404	(355,057,413)	11,068,461	(1,701,355)	(15,312,059)	(12,906,573)	(5,541,712)

$(18,027,483)	$90,535	$(291,725,253)	$(24,948,742)	$(1,575,557)	$(35,012,923)	$(26,588,638)	$(5,141,642)

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Operations:
Net investment income (loss)	$25,492,498	$45,397,312	$1,835,301	$2,737,310
Net realized gain (loss)	(107,948,848)	234,602,810	(60,726,520)	(51,192,631)
Net change in unrealized appreciation (depreciation)	(43,327,540)	(333,714,651)	2,313,271	7,667,304
Net increase (decrease) in net assets resulting from operations	(125,783,890)	(53,714,529)	(56,577,948)	(40,788,017)

Dividends to shareholders:
Dividends from net investment income	(24,912,650)	(46,504,400)	(1,806,250)	(2,946,300)

Share transactions:**
Proceeds from sale of shares	84,809,462	19,173,313	15,093,533	54,440,499
Cost of shares redeemed	(539,463,371)	(3,113,370,622)	(32,366,651)	(50,795,362)
Increase (Decrease) in net assets resulting from share transactions	(454,653,909)	(3,094,197,309)	(17,273,118)	3,645,137
Total increase (decrease) in net assets	(605,350,449)	(3,194,416,238)	(75,657,316)	(40,089,180)
Net Assets, beginning of year	1,440,901,441	4,635,317,679	114,904,994	154,994,174
Net Assets, end of year†	$835,550,992	$1,440,901,441	$39,247,678	$114,904,994
† Including undistributed (accumulated) net investment income (loss)	$224,266	$(106,257)	$(119,572)	$(24,028)

** Shares of Common Stock Issued (no par value)
Shares sold	1,500,000	350,000	1,150,000	2,900,000
Shares redeemed	(10,950,000)	(58,100,000)	(2,750,000)	(3,000,000)
Net increase (decrease)	(9,450,000)	(57,750,000)	(1,600,000)	(100,000)

See Notes to Financial Statements

74

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$763,351	$186,379	$37,102,439	$37,534,282	$9,943,182	$(101,772)
1,509,001	3,407,458	(1,905,529,155)	(1,494,972,521)	(335,048,596)	(1,615,497,946)
(1,600,989)	(6,959,110)	184,214,755	545,948,873	3,826,004	861,270,605
671,363	(3,365,273)	(1,684,211,961)	(911,489,366)	(321,279,410)	(754,329,113)

(504,689)	(173,263)	(36,731,690)	(37,389,302)	(9,304,305)	(11,291,865)

14,619,851	15,443,230	2,793,038,295	3,038,735,835	496,144,925	1,502,981,592
(5,867,062)	(20,275,991)	(2,250,824,207)	(3,247,020,529)	(387,570,093)	(351,493,550)

8,752,789	(4,832,761)	542,214,088	(208,284,694)	108,574,832	1,151,488,042
8,919,463	(8,371,297)	(1,178,729,563)	(1,157,163,362)	(222,008,883)	385,867,064
82,937,372	91,308,669	5,495,447,340	6,652,610,702	1,522,690,333	1,136,823,269
$91,856,835	$82,937,372	$4,316,717,777	$5,495,447,340	$1,300,681,450	$1,522,690,333
$278,043	$(13,513)	$6,832,621	$6,102,870	$(5,152,440)	$(5,537,935)

250,000	250,000	151,050,000	126,600,000	21,600,000	39,200,000
(100,000)	(350,000)	(134,650,000)	(142,750,000)	(17,250,000)	(12,650,000)
150,000	(100,000)	16,400,000	(16,150,000)	4,350,000	26,550,000

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period August 18, 2015* through December 31, 2015

Operations:
Net investment income	$2,261,019	$2,077,263	$14,033
Net realized gain (loss)	(4,190,938)	656,005	(35,902)
Net change in unrealized appreciation (depreciation)	(16,097,564)	(10,048,212)	112,404
Net increase (decrease) in net assets resulting from operations	(18,027,483)	(7,314,944)	90,535

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,209,200)	(2,170,050)	(15,150)
Return of capital	—	—	(3,250)
Total Dividends and Distributions	(2,209,200)	(2,170,050)	(18,400)

Share transactions:**
Proceeds from sale of shares	18,528,599	20,492,305	3,866,326
Cost of shares redeemed	(7,803,107)	(26,124,768)	—
Increase (Decrease) in net assets resulting from share transactions	10,725,492	(5,632,463)	3,866,326
Total increase (decrease) in net assets	(9,511,191)	(15,117,457)	3,938,461
Net Assets, beginning of year	86,022,659	101,140,116	—
Net Assets, end of year†	$76,511,468	$86,022,659	$3,938,461
† Including undistributed (accumulated) net investment income (loss)	$15,186	$(3,064)	$(7)

** Shares of Common Stock Issued (no par value)
Shares sold	600,000	550,000	200,000
Shares redeemed	(250,000)	(700,000)	—
Net increase (decrease)	350,000	(150,000)	200,000

* Commencement of operations

See Notes to Financial Statements

76

Oil Services ETF		Rare Earth / Strategic Metals ETF		Solar Energy ETF

For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$25,726,730	$25,436,494	$951,304	$1,344,933	$193,368	$151,648
37,605,430	75,181,981	(36,968,507)	(53,499,107)	(67,570)	4,774,715
(355,057,413)	(355,428,381)	11,068,461	26,648,944	(1,701,355)	(6,766,676)
(291,725,253)	(254,809,906)	(24,948,742)	(25,505,230)	(1,575,557)	(1,840,313)

(25,643,376)	(25,702,038)	(1,325,901)	(878,135)	(177,900)	(135,000)
—	—	—	—	—	—
(25,643,376)	(25,702,038)	(1,325,901)	(878,135)	(177,900)	(135,000)

6,269,131,022	6,646,621,501	—	4,954,201	3,214,646	12,643,540
(5,762,695,857)	(6,918,368,843)	(3,329,807)	(16,827,991)	(3,278,391)	(12,146,619)
506,435,165	(271,747,342)	(3,329,807)	(11,873,790)	(63,745)	496,921
189,066,536	(552,259,286)	(29,604,450)	(38,257,155)	(1,817,202)	(1,478,392)
929,834,261	1,482,093,547	57,985,543	96,242,698	20,309,876	21,788,268
$1,118,900,797	$929,834,261	$28,381,093	$57,985,543	$18,492,674	$20,309,876
$77,608	$5,707	$918,787	$1,304,812	$8,038	$(6,496)

188,600,000	143,500,000	—	200,000	50,000	150,000
(172,200,000)	(148,400,000)	(200,000)	(600,000)	(50,000)	(150,000)
16,400,000	(4,900,000)	(200,000)	(400,000)	—	—

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Steel ETF		Unconventional Oil & Gas ETF
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Operations:
Net investment income	$2,354,967	$2,507,556	$929,692	$740,911
Net realized gain (loss)	(22,055,831)	(7,649,774)	(14,611,757)	720,803
Net change in unrealized appreciation (depreciation)	(15,312,059)	(27,822,106)	(12,906,573)	(23,414,300)
Net increase (decrease) in net assets resulting from operations	(35,012,923)	(32,964,324)	(26,588,638)	(21,952,586)

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,353,573)	(2,549,800)	(991,800)	(744,600)
Return of capital	(45,327)	—	—	—
Total Dividends and Distributions	(2,398,900)	(2,549,800)	(991,800)	(744,600)

Share transactions:**
Proceeds from sale of shares	45,894,025	51,423,359	15,122,954	57,126,688
Cost of shares redeemed	(32,705,305)	(91,093,764)	(11,082,306)	(19,397,673)
Increase (Decrease) in net assets resulting from share transactions	13,188,720	(39,670,405)	4,040,648	37,729,015
Total increase (decrease) in net assets	(24,223,103)	(75,184,529)	(23,539,790)	15,031,829
Net Assets, beginning of year	69,127,142	144,311,671	61,937,342	46,905,513
Net Assets, end of year†	$44,904,039	$69,127,142	$38,397,552	$61,937,342
† Including undistributed (accumulated) net investment income (loss)	$(24,886)	$(27,775)	$3,186	$(1,945)

** Shares of Common Stock Issued (no par value)
Shares sold	1,650,000	1,100,000	750,000	1,850,000
Shares redeemed	(1,300,000)	(2,050,000)	(650,000)	(700,000)
Net increase (decrease)	350,000	(950,000)	100,000	1,150,000

See Notes to Financial Statements

78

Uranium+Nuclear Energy ETF
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$1,239,171	$1,377,241
(839,101)	(3,267,597)
(5,541,712)	8,418,934
(5,141,642)	6,528,578

(1,362,115)	(1,676,073)
—	—
(1,362,115)	(1,676,073)

—	2,470,059
(22,097,379)	(17,289,026)

(22,097,379)	(14,818,967)
(28,601,136)	(9,966,462)
67,811,936	77,778,398
$39,210,800	$67,811,936
$1,224,018	$1,334,325

—	50,000
(450,000)	(350,000)
(450,000)	(300,000)

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$52.59	$54.44	$52.94	$47.21	$53.39
Income from investment operations:
Net investment income	1.37	1.68	1.08	1.00	0.30
Net realized and unrealized gain (loss) on investments	(6.07)	(1.84)	1.46	5.70	(6.18)
Total from investment operations	(4.70)	(0.16)	2.54	6.70	(5.88)
Less:
Dividends from net investment income	(1.34)	(1.69)	(1.04)	(0.97)	(0.29)
Return of capital	—	—	—	—	(0.01)
Total dividends and distributions	(1.34)	(1.69)	(1.04)	(0.97)	(0.30)
Net asset value, end of year	$46.55	$52.59	$54.44	$52.94	$47.21
Total return (a)	(8.96)%	(0.13)%	4.60%	14.20%	(11.01)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$835,551	$1,440,901	$4,635,318	$5,667,221	$5,530,813
Ratio of gross expenses to average net assets	0.55%	0.57%	0.55%	0.55%	0.53%
Ratio of net expenses to average net assets	0.55%	0.57%	0.55%	0.55%	0.53%
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.56%	0.55%	0.54%	0.53%
Ratio of net investment income to average net assets	2.00%	1.77%	1.79%	1.89%	0.76%
Portfolio turnover rate	20%	14%	33%	19%	22%

	Coal ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.64	$19.50	$25.17	$32.41	$47.07
Income from investment operations:
Net investment income	0.29	0.34	0.39	0.49	0.53
Net realized and unrealized loss on investments	(8.36)	(4.83)	(5.62)	(7.30)	(14.71)
Total from investment operations	(8.07)	(4.49)	(5.23)	(6.81)	(14.18)
Less:
Dividends from net investment income	(0.29)	(0.37)	(0.44)	(0.43)	(0.48)
Net asset value, end of year	$6.28	$14.64	$19.50	$25.17	$32.41
Total return (a)	(55.14)%	(23.07)%	(20.77)%	(21.05)%	(30.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$39,248	$114,905	$154,994	$235,358	$314,420
Ratio of gross expenses to average net assets	0.66%	0.63%	0.64%	0.62%	0.59%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.31%	1.75%	1.78%	2.02%	0.93%
Portfolio turnover rate	36%	27%	20%	55%	47%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

80

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Global Alternative Energy ETF#
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$54.09	$55.90	$33.26	$32.88	$60.24
Income from investment operations:
Net investment income	0.46	0.12	0.51	0.66	1.02
Net realized and unrealized gain (loss) on investments	0.33	(1.82)	22.68	0.35	(27.33)
Total from investment operations	0.79	(1.70)	23.19	1.01	(26.31)
Less:
Dividends from net investment income	(0.31)	(0.11)	(0.54)	(0.63)	(1.02)
Return of capital	—	—	(0.01)	—	(0.03)
Total dividends and distributions	(0.31)	(0.11)	(0.55)	(0.63)	(1.05)
Net asset value, end of year	$54.57	$54.09	$55.90	$33.26	$32.88
Total return (a)	1.45%	(3.04)%	69.69%	3.07%	(43.69)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$91,857	$82,937	$91,309	$46,013	$58,644
Ratio of gross expenses to average net assets	0.62%	0.64%	0.72%	0.81%	0.68%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	0.88%	0.18%	1.16%	1.81%	1.59%
Portfolio turnover rate	27%	31%	18%	35%	26%

	Gold Miners ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.43	$21.16	$46.32	$51.50	$61.44
Income from investment operations:
Net investment income	0.12	0.12	0.23	0.39	0.26
Net realized and unrealized loss on investments	(4.71)	(2.73)	(25.20)	(5.11)	(10.05)
Total from investment operations	(4.59)	(2.61)	(24.97)	(4.72)	(9.79)
Less:
Dividends from net investment income	(0.12)	(0.12)	(0.19)	(0.46)	(0.15)
Net asset value, end of year	$13.72	$18.43	$21.16	$46.32	$51.50
Total return (a)	(24.93)%	(12.31)%	(53.90)%	(9.16)%	(15.93)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,316,718	$5,495,447	$6,652,611	$9,406,054	$8,772,539
Ratio of gross expenses to average net assets	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net expenses to average net assets	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net investment income to average net assets	0.66%	0.52%	1.01%	0.88%	0.35%
Portfolio turnover rate	24%	18%	33%	5%	9%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF#
	For the Year Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$24.04	$30.90		$79.13	$97.84	$159.24
Income from investment operations:
Net investment income (loss)	0.15	—	(b)(c)	0.41	0.36	2.72
Net realized and unrealized loss on investments	(4.83)	(6.68)		(48.64)	(16.07)	(57.80)
Total from investment operations	(4.68)	(6.68)		(48.23)	(15.71)	(55.08)
Less:
Dividends from net investment income	(0.14)	(0.18)		—	(3.00)	(4.84)
Distributions from net realized capital gains	—	—		—	—	(1.48)
Total dividends and distributions	(0.14)	(0.18)		—	(3.00)	(6.32)
Net asset value, end of year	$19.22	$24.04		$30.90	$79.13	$97.84
Total return (a)	(19.48)%	(21.60)%		(60.95)%	(16.07)%	(34.57)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,300,681	$1,522,690		$1,136,823	$2,537,231	$1,922,665
Ratio of gross expenses to average net assets	0.56%	0.55%		0.58%	0.55%	0.54%
Ratio of net expenses to average net assets	0.56%	0.55%		0.57%	0.55%	0.54%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.54%		0.56%	0.55%	0.54%
Ratio of net investment income (loss) to average net assets	0.66%	(0.01)%		(0.07)%	0.01%	(0.22)%
Portfolio turnover rate	47%	65%		34%	22%	60%

	Natural Resources ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$33.73	$37.46	$35.94	$33.76	$38.83
Income from investment operations:
Net investment income	0.81	0.82	0.87	0.86	0.66
Net realized and unrealized gain (loss) on investments	(7.37)	(3.70)	1.48	2.17	(5.07)
Total from investment operations	(6.56)	(2.88)	2.35	3.03	(4.41)
Less:
Dividends from net investment income	(0.79)	(0.85)	(0.83)	(0.85)	(0.66)
Net asset value, end of year	$26.38	$33.73	$37.46	$35.94	$33.76
Total return (a)	(19.48)%	(7.71)%	6.55%	8.98%	(11.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$76,511	$86,023	$101,140	$122,204	$158,687
Ratio of gross expenses to average net assets	0.75%	0.73%	0.74%	0.68%	0.64%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.52%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.51%	0.61%
Ratio of net investment income to average net assets	2.66%	2.10%	2.13%	1.95%	1.40%
Portfolio turnover rate	9%	13%	14%	10%	15%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

82

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Period
	August 18,
	2015(a) through
	December 31,
	2015
Net asset value, beginning of period	$19.75
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	0.03
Less:
Dividends from net investment income	(0.07)
Return of capital	(0.02)
Total dividends and distributions	(0.09)
Net asset value, end of period	$19.69
Total return (b)	0.16	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,938
Ratio of gross expenses to average net assets	4.98	%(d)
Ratio of net expenses to average net assets	0.59	%(d)
Ratio of net expenses, excluding interest expense,
to average net assets	0.59	%(d)
Ratio of net investment income to average net assets	1.19	%(d)
Portfolio turnover rate	12	%(c)

	Oil Services ETF*
					For the Period
					December 20,
					2011(a) through
	For the Year Ended December 31,				December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.89	$48.10	$38.64	$38.29	$38.06
Income from investment operations:
Net investment income	0.63	0.85	0.55	0.42	—	(e)
Net realized and unrealized gain (loss) on investments	(9.45)	(12.20)	9.45	0.34	0.23
Total from investment operations	(8.82)	(11.35)	10.00	0.76	0.23
Less:
Dividends from net investment income	(0.63)	(0.86)	(0.54)	(0.40)	—
Distributions from net realized capital gains	—	—	—	(0.01)	—
Total dividends and distributions	(0.63)	(0.86)	(0.54)	(0.41)	—
Net asset value, end of period	$26.44	$35.89	$48.10	$38.64	$38.29
Total return (b)	(24.58)%	(23.64)%	25.90%	1.98%	0.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,118,901	$929,834	$1,482,094	$1,283,326	$913,653
Ratio of gross expenses to average net assets	0.39%	0.39%	0.39%	0.38%	0.46	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income (loss) to average net assets	2.30%	1.99%	1.24%	1.23%	(0.35	)%(d)
Portfolio turnover rate	18%	15%	10%	6%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share.
*	On February 14, 2012, the Fund affected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth / Strategic Metals ETF#
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.49	$35.98	$52.92	$60.40	$94.72
Income from investment operations:
Net investment income	0.51	0.65	0.35	0.88	1.00
Net realized and unrealized loss on investments	(11.68)	(10.75)	(17.21)	(7.44)	(31.52)
Total from investment operations	(11.17)	(10.10)	(16.86)	(6.56)	(30.52)
Less:
Dividends from net investment income	(0.64)	(0.39)	(0.08)	(0.92)	(3.80)
Net asset value, end of year	$13.68	$25.49	$35.98	$52.92	$60.40
Total return (a)	(43.76)%	(28.07)%	(31.85)%	(10.88)%	(32.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$28,381	$57,986	$96,243	$174,652	$198,535
Ratio of gross expenses to average net assets	0.82%	0.72%	0.70%	0.66%	0.59%
Ratio of net expenses to average net assets	0.57%	0.58%	0.57%	0.59%	0.57%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.01%	1.55%	0.69%	1.59%	0.95%
Portfolio turnover rate	49%	37%	31%	44%	35%

	Solar Energy ETF*
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$67.70	$72.63	$36.38	$55.35	$165.75
Income from investment operations:
Net investment income	0.64	0.51	0.32	1.29	3.75
Net realized and unrealized gain (loss) on investments	(6.11)	(4.99)	36.66	(18.94)	(110.70)
Total from investment operations	(5.47)	(4.48)	36.98	(17.65)	(106.95)
Less:
Dividends from net investment income	(0.59)	(0.45)	(0.73)	(1.32)	(3.45)
Net asset value, end of year	$61.64	$67.70	$72.63	$36.38	$55.35
Total return (a)	(8.09)%	(6.17)%	101.66%	(31.89)%	(64.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$18,493	$20,310	$21,788	$10,914	$9,950
Ratio of gross expenses to average net assets	1.08%	1.08%	1.54%	1.86%	1.06%
Ratio of net expenses to average net assets	0.65%	0.65%	0.66%	0.66%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.93%	0.60%	0.58%	3.47%	2.63%
Portfolio turnover rate	46%	50%	75%	59%	35%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On July 2, 2012 the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

84

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Steel ETF
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.45	$49.76	$48.85	$47.64	$72.48
Income from investment operations:
Net investment income	1.03	1.13	0.93	1.09	1.14
Net realized and unrealized gain (loss) on investments	(15.92)	(14.28)	0.96	1.20	(24.84)
Total from investment operations	(14.89)	(13.15)	1.89	2.29	(23.70)
Less:
Dividends from net investment income	(1.02)	(1.16)	(0.94)	(1.08)	(1.14)
Return of capital	(0.02)	—	(0.04)	—	—
Total dividends and distributions	(1.04)	(1.16)	(0.98)	(1.08)	(1.14)
Net asset value, end of year	$19.52	$35.45	$49.76	$48.85	$47.64
Total return (b)	(42.03)%	(26.44)%	3.88%	4.80%	(32.70)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$44,904	$69,127	$144,312	$153,881	$181,037
Ratio of gross expenses to average net assets	0.69%	0.63%	0.62%	0.60%	0.58%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense,
to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.76%	2.43%	2.21%	2.40%	1.97%
Portfolio turnover rate	15%	11%	15%	13%	3%

	Unconventional Oil & Gas ETF

				For the Period
				February 14,
				2012(a) through
	For the Year Ended December 31,			December 31,
	2015	2014	2013	2012
Net asset value, beginning of period	$22.12	$28.43	$22.54	$25.02
Income from investment operations:
Net investment income	0.32	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	(8.86)	(6.32)	5.90	(2.49)
Total from investment operations	(8.54)	(6.02)	6.03	(2.26)
Less:
Dividends from net investment income	(0.34)	(0.29)	(0.14)	(0.22)
Net asset value, end of period	$13.24	$22.12	$28.43	$22.54
Total return (b)	(38.60)%	(21.18)%	26.77%	(9.04	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,398	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.72%	0.67%	1.04%	0.92	%(d)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net investment income to average net assets	1.62%	1.07%	0.89%	1.12	%(d)
Portfolio turnover rate	22%	11%	11%	35	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF#
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$51.50	$48.11	$41.35	$44.82	$75.87
Income from investment operations:
Net investment income (loss)	1.87	1.27	0.80	1.26	(0.27)
Net realized and unrealized gain (loss) on investments	(6.63)	3.39	6.29	(2.84)	(24.99)
Total from investment operations	(4.76)	4.66	7.09	(1.58)	(25.26)
Less:
Dividends from net investment income	(1.49)	(1.27)	(0.33)	(1.89)	(5.79)
Net asset value, end of year	$45.25	$51.50	$48.11	$41.35	$44.82
Total return (a)	(9.26)%	9.61%	17.18%	(3.53)%	(33.29)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$39,211	$67,812	$77,778	$78,567	$86,668
Ratio of gross expenses to average net assets	0.70%	0.76%	0.80%	0.67%	0.63%
Ratio of net expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	2.34%	1.89%	1.60%	2.82%	1.42%
Portfolio turnover rate	27%	31%	48%	52%	51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

86

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2015, offers fifty four investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Group Inc., Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	Market Vectors Global Agribusiness Index*
Coal ETF	January 10, 2008	Market Vectors® Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors® Global Junior Gold Miners Index*
Natural Resources ETF	August 29, 2008	Rogers™—Van Eck Natural Resources Index
Oil Refiners ETF	August 18, 2015	Market Vectors® Global Oil Refiners Index*
Oil Services ETF	December 20, 2011	Market Vectors® US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors® Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	Market Vectors® Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	Market Vectors® Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	Market Vectors® Global Uranium & Nuclear Energy Index*

*	Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are
87

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
88

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2015 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2015.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2015 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
89

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2015 (for Oil Refiners ETF until May 1, 2017) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the December 31, 2015 ended December 31, 2015, are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitations	Management Fees	by the Adviser
Agribusiness ETF	0.56%	$—	$—
Coal ETF	0.59	51,720	—
Global Alternative Energy ETF	0.62	2,686	—
Gold Miners ETF	0.53	—	—
Junior Gold Miners ETF	0.56	—	—
Natural Resources ETF	0.49	216,980	—
Oil Refiners ETF	0.59	5,900	46,017
Oil Services ETF	0.35	401,447	—
Rare Earth / Strategic Metals ETF	0.57	117,748	—
Solar Energy ETF	0.65	88,735	—
Steel ETF	0.55	85,752	—
Unconventional Oil & Gas ETF	0.54	99,949	—
Uranium+Nuclear Energy ETF	0.60	49,442	—

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ “Distributor”. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the December 31, 2015 ended December 31, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Agribusiness ETF	$252,557,757	$264,469,834
Coal ETF	28,148,225	28,253,742
Global Alternative Energy ETF	23,153,846	23,262,160
Gold Miners ETF	1,345,495,959	1,350,213,701
Junior Gold Miners ETF	698,948,442	690,849,423
Natural Resources ETF	7,432,659	7,186,503
Oil Refiners ETF	827,834	403,688
Oil Services ETF	211,824,991	202,121,027
Rare Earth / Strategic Metals ETF	23,866,769	23,101,945
Solar Energy ETF	9,323,336	9,463,798
Steel ETF	9,615,202	9,339,057
Unconventional Oil & Gas ETF	12,548,281	12,491,294
Uranium+Nuclear Energy ETF	14,357,490	14,703,566
90

Note 5—Income Taxes—As of December 31, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$1,088,846,137	$89,532,508	$(240,927,367)	$(151,394,859)
Coal ETF	125,139,070	198,845	(86,174,650)	(85,975,805)
Global Alternative Energy ETF	120,695,480	15,170,976	(21,410,149)	(6,239,173)
Gold Miners ETF	8,148,050,266	20,374,945	(3,774,695,842)	(3,754,320,897)
Junior Gold Miners ETF	1,849,229,594	72,148,244	(555,028,754)	(482,880,510)
Natural Resources ETF	110,191,671	6,069,355	(34,077,047)	(28,007,692)
Oil Refiners ETF	3,843,170	245,273	(132,861)	112,412
Oil Services ETF	2,054,392,171	238,586	(779,619,180)	(779,380,594)
Rare Earth/Strategic Metals ETF	77,336,527	1,464,780	(43,731,361)	(42,266,581)
Solar Energy ETF	26,164,054	2,018,532	(4,849,745)	(2,831,213)
Steel ETF	130,517,522	170,626	(72,975,579)	(72,804,953)
Unconventional Oil & Gas ETF	78,364,777	—	(35,060,748)	(35,060,748)
Uranium+Nuclear Energy ETF	40,477,203	2,348,567	(2,743,427)	(394,860)

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Agribusiness ETF	$539,919	$(978,870,165)	$—	$(315,653)	$(151,518,121)	$(1,130,164,020)
Coal ETF	67,384	(438,830,268)	—	(15,233)	(85,990,477)	(524,768,594)
Global Alternative Energy ETF	—	(279,534,544)	(2,282)	(7,616)	(6,244,198)	(285,788,640)
Gold Miners ETF	7,164,986	(7,578,927,855)	—	(548,988)	(3,754,329,616)	(11,326,641,473)
Junior Gold Miners ETF	—	(3,472,452,758)	(591,323)	(115,894)	(482,548,452)	(3,955,708,427)
Natural Resources ETF	20,629	(20,167,328)	—	(7,857)	(28,015,164)	(48,169,720)
Oil Refiners ETF	—	(37,012)	—	(7)	112,404	75,385
Oil Services ETF	128,475	(6,620,078)	—	(91,636)	(779,380,594)	(785,963,833)
Rare Earth/Strategic Metals ETF	958,329	(191,962,763)	—	(9,290)	(42,262,906)	(233,276,630)
Solar Energy ETF	9,478	(60,121,367)	—	(1,440)	(2,831,491)	(62,944,820)
Steel ETF	—	(194,423,421)	—	(11,389)	(72,804,953)	(267,239,763)
Unconventional Oil & Gas ETF	5,123	(16,012,744)	—	(1,937)	(35,061,257)	(51,070,815)
Uranium+Nuclear Energy ETF	1,231,540	(184,641,611)	—	(7,521)	(401,664)	(183,819,256)

The tax character of dividends paid to shareholders during the years ended December 31, 2015 and December 31, 2014 was as follows:

	2015 Dividends and Distributions		2014 Dividends and Distributions
Fund	Ordinary Income	Return of Capital	Ordinary Income
Agribusiness ETF	$24,912,650	$—	$46,504,400
Coal ETF	1,806,250	—	2,946,300
Global Alternative Energy ETF	504,689	—	173,263
Gold Miners ETF	36,731,690	—	37,389,302
Junior Gold Miners ETF	9,304,305	—	11,291,865
Natural Resources ETF	2,209,200	—	2,170,050
Oil Refiners ETF*	15,150	3,250	—
Oil Services ETF	25,643,376	—	25,702,038
Rare Earth/Strategic Metals ETF	1,325,901	—	878,135
Solar Energy ETF	177,900	—	135,000
Steel ETF	2,353,573	45,327	2,549,800
Unconventional Oil & Gas ETF	991,800	—	744,600
Uranium+Nuclear Energy ETF	1,362,115	—	1,676,073

* For the period August 18, 2015 (Commencement of Operations) to December 31, 2015.

91

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Qualified late-year losses incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2015, the Funds intend to defer to January 1, 2016 for federal tax purpose qualified late-year losses as follows:

Fund	Late Year Ordinary Losses
Global Alternative Energy ETF	2,282
Junior Gold Miners ETF	591,323

At December 31, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective No Expiration Short-Term	Post-Effective No Expiration
	Capital	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Losses	Capital Losses	2018	2017	2016
Agribusiness ETF	$177,183,575	$418,803,346	$85,630,099	$257,031,280	$40,221,865
Coal ETF	22,023,646	224,195,453	18,822,843	155,793,705	17,994,621
Global Alternative Energy ETF	2,399,561	70,992,308	34,193,213	158,919,596	13,029,866
Gold Miners ETF	854,768,383	6,270,494,794	1,784,160	388,612,074	63,268,444
Junior Gold Miners ETF	825,365,167	2,647,087,591	—	—	—
Natural Resources ETF	2,475,717	15,403,754	540,880	1,722,348	24,629
Oil Refiners ETF	37,012	—	—	—	—
Oil Services ETF	6,113,124	506,954	—	—	—
Rare Earth/Strategic Metals ETF	36,166,836	155,795,927	—	—	—
Solar Energy ETF	4,444,022	27,273,569	8,586,525	19,016,483	800,768
Steel ETF	3,028,105	80,553,916	21,020,656	79,176,906	10,643,838
Unconventional Oil & Gas ETF	5,353,320	10,659,424	—	—	—
Uranium+Nuclear Energy ETF	14,221,670	68,743,461	41,593,262	49,042,636	11,040,582

During the year ended December 31, 2015 the following funds had a portion of its accumulated capital loss carryforwards expired: $28,875 from Agribusiness ETF; $67,613 from Global Alternative Energy ETF and $500,169 from Uranium+Nuclear Energy ETF.

During the year ended December 31, 2015, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, partnerships, expiration of capital loss carryforwards and tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/Decrease in Undistributed Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Paid in Capital
Agribusiness ETF	$(249,325)	$(13,778,294)	$14,027,619
Coal ETF	(124,595)	6,841,219	(6,716,624)
Global Alternative Energy ETF	32,894	(1,870,829)	1,837,935
Gold Miners ETF	359,002	29,672,692	(30,031,694)
Junior Gold Miners ETF	(253,382)	19,274,153	(19,020,771)
Natural Resources ETF	(33,569)	(806,983)	840,552
Oil Refiners ETF	1,110	(1,110)	—
Oil Services ETF	(11,453)	(43,718,555)	43,730,008
Rare Earth/Strategic Metals ETF	(11,428)	877,519	(866,091)
Solar Energy ETF	(934)	(453,979)	454,913
Steel ETF	1,495	6,173,694	(6,175,189)
Unconventional Oil & Gas ETF	67,239	1,372,490	(1,439,729)
Uranium+Nuclear Energy ETF	12,637	(1,216,649)	1,204,012

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken

92

on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the December 31, 2015 ended December 31, 2015 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$82,207,473	$524,094,686
Coal ETF	15,050,270	32,266,554
Global Alternative Energy ETF	14,617,892	5,869,311
Gold Miners ETF	2,791,700,242	2,250,142,007
Junior Gold Miners ETF	496,062,125	387,518,298
Natural Resources ETF	18,082,629	7,627,498
Oil Refiners ETF	3,434,920	—
Oil Services ETF	6,263,636,077	5,762,120,382
Rare Earth / Strategic Metals ETF	—	2,972,571
Solar Energy ETF	2,732,027	2,767,924
Steel ETF	44,328,349	31,437,038
Unconventional Oil & Gas ETF	15,122,628	11,082,873
Uranium+Nuclear Energy ETF	—	21,983,802

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At December 31, 2015, the Adviser owned 2,500 shares of Gold Miners ETF.

93

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Effective January 1, 2015, the Funds adopted new accounting guidance under Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure, which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. Accordingly, the following table presents repurchase agreements held as collateral by type of security on loan pledged as of December 31, 2015:

Gross amount of recognized liabilities for securities loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$102,952,716
Global Alternative Energy ETF	22,944,496
Gold Miners ETF	74,844,510
Junior Gold Miners ETF	63,256,692
Natural Resources ETF	5,392,348
Oil Services ETF	155,763,019
Rare Earth/Strategic Metals ETF	6,737,971
Solar Energy ETF	4,868,941
Steel ETF	12,800,595
Unconventional Oil & Gas ETF	4,892,435
Uranium+Nuclear Energy ETF	910,741

*	Remaining contractual maturity of the agreements: overnight and continuous
94

Note 10—Share Split—Effective February 14, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to February 14, 2012 have been adjusted to reflect the 3 for 1 share split.

Effective July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

Effective July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2015
Agribusiness ETF	281	$3,084,365	1.53%	$ 1,384,110
Coal ETF	91	265,047	1.54	—
Global Alternative Energy ETF	70	184,816	1.55	—
Gold Miners ETF	160	5,774,624	1.52	—
Junior Gold Miners ETF	304	7,090,139	1.53	14,212,697
Natural Resources ETF	310	333,223	1.53	465,628
Oil Services ETF	262	2,328,085	1.53	1,675,138
Rare Earth / Strategic Metals ETF	145	216,875	1.54	—
Solar Energy ETF	30	182,312	1.52	—
Steel ETF	144	119,797	1.53	—
Unconventional Oil & Gas ETF	84	202,124	1.52	—
Uranium+Nuclear Energy ETF	94	131,271	1.52	153,555

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2015, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

95

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF, and Uranium+Nuclear Energy ETF (thirteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations (for the period August 18, 2015, commencement of operations, through December 31, 2015 as it relates to Oil Refiners ETF), the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF, and Uranium+Nuclear Energy ETF (thirteen of the series constituting Market Vectors ETF Trust) at December 31, 2015, the results of their operations (for the period August 18, 2015, commencement of operations, through December 31, 2015 as it relates to Oil Refiners ETF), the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2016

96

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2015 by the Funds is shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Coal ETF	$237,029	$2,376,166
Gold Miners ETF	2,483,069	68,285,751
Junior Gold Miners ETF	513,963	15,562,115
Oil Refiners ETF	1,177	11,464
Rare Earth/Strategic Metals ETF	35,822	769,870

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2015.

Agribusiness ETF	40.20%
Coal ETF	12.03%
Global Alternative Energy ETF	40.84%
Gold Miners ETF	13.25%
Junior Gold Miners ETF	6.85%
Natural Resources ETF	45.78%
Oil Refiners ETF	52.82%
Oil Services ETF	49.24%
Steel ETF	22.76%
Unconventional Oil & Gas ETF	60.65%
Uranium+Nuclear Energy ETF	86.34%
97

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

				Number of
		Term of		Portfolios
	Position(s)	Office[2] and		in Fund
Name, Address[1]	Held with	Length of	Principal Occupation(s)	Complex[3]	Other Directorships Held
and Year of Birth	the Trust	Time Served	During Past Five Years	Overseen	By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	54	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	65	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent Consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	54	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	65	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	54	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
98

Officer’s Name,	Position(s)	Term of Office[2]
Address[1] and	Held with	and Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
99

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

(unaudited)

At a meeting held on June 9, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the Market Vectors Oil Refiners ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the Meeting regarding the management of the Fund, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees also considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding agreed upon limits for a period of at least one year following the effective date of the Fund’s registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to the Fund, including any benefits it may receive from serving as administrator to the Fund and from an affiliate of the Adviser serving as distributor to the Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

100

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	MVHAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2015 and
     December 31, 2014, were $713,740 and $681,480, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2015 and December 31, 2014, were $578,143 and $832,098, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 4, 2016
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 4, 2016
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 4, 2016
     ----------------